                                                                   THE GCG TRUST




                                                                     Semi-Annual

                                                                          Report

                                                                   June 30, 1998




                                                             [GOLDENSELECT LOGO]

      GoldenSelect products are issued by Golden American Life Insurance Company and distributed by Directed Services, Inc., member NASD.

--------------------------------------------------------------------------------
   Table of Contents

                                 THE GCG TRUST

                                                              PAGE
                                                              ----
Chairman's Letter...........................................    1
Portfolio Manager Reports...................................    2
Statements of Assets and Liabilities........................   20
Statements of Operations....................................   22
Statements of Changes in Net Assets.........................   24
Financial Highlights........................................   28
Portfolios of Investments...................................   45
Notes to Financial Statements...............................   81

   The information contained in this report is intended for general information purposes only. This report is not authorized for distribution to prospective investors unless preceded or accompanied by current Trust and Separate Account prospectuses which contain important information concerning the Trust, the Company, and its current public offering of variable contracts. Investment return and principal value will vary, and shares may be worth more or less at redemption than at original purchase.

DIRECTED SERVICES, INC.
1001 JEFFERSON STREET, SUITE 400, WILMINGTON, DE 19801         TEL: 302-576-3400
                                                               FAX: 302-576-3450

                                                                 August 10, 1998

Dear Shareholder of The GCG Trust:

We are pleased to present the 1998 Semi-Annual Report of the GCG Trust (the "Trust"). The following report provides information about the performance and financial position of the portfolios in the Trust.

During the first six months of 1998, the net assets of the Trust increased 31% to end the period at $2.0 billion. This increase can be attributed to new investment by shareholders and strong investment returns.

The U.S. stock market continued to generate strong returns during the first half of 1998. However, performance varied significantly across different sectors of the market:

     - Large company stocks provided the highest returns during the six-month period. The Standard & Poors 500 Index (an index of large-cap stocks) had a total return of 17.71%. The Russell 2000 Index (an index of small-cap stocks) had a total return of only 4.93% over the same period.

     - Aggressive, growth-oriented stocks had significantly higher returns than more conservative, value-oriented stocks. During the first half of the year, the Standard & Poors 500/Barra Growth Index had a total return of 23.07%. The Standard & Poors 500/Barra Value Index returned only 12.13%.

Over short periods of time, different sectors of the market can produce significantly different returns. Consequently, investment portfolios can also produce substantially different returns. When you evaluate the performance of a portfolio, it is important to understand its investment strategy. It is also important to focus on performance over longer periods.

Through your variable annuity contract, you have access to many portfolio managers with extensive investment experience. We believe that these managers can provide superior investment results over time.

We are committed to providing quality products and services to shareholders, and we look forward to helping you meet your financial objectives. Thank you for your continued support.

Sincerely,

/s/ Fred S. Hubbell
Fred S. Hubbell
Chairman
GCG Trust

                                 THE GCG TRUST
                                SMALL CAP SERIES

The Small Cap Series (the "Series") seeks to achieve long-term capital appreciation. During the first six months of 1998, the Series had a total return of 17.13%. The Russell 2000 Index had a total return of 4.93% over the same period.

Following a particularly volatile fourth quarter of 1997, small company growth stocks stumbled into 1998 with attractive relative valuations. The continuation of low interest rates and low inflation restored investor confidence. This renewed confidence helped quell the liquidity concerns associated with small-cap stocks and investors turned to these stocks in an effort to capture their explosive growth potential.

The Series benefited from this trend, posting a first quarter return of 13.89% versus 10.06% for its benchmark, the Russell 2000 Index. Thus, the first quarter of 1998 was favorable on both a relative and absolute basis. Relative performance was boosted in part by the Series having no exposure to utility and energy stocks, two poor performing sectors.

Additional value was added through strong performance by several key holdings. The top performing holding held for the entire quarter was Central Garden & Pet Company, which was up 48.8%. This leading distributor of lawn and pet supplies appreciated on an anticipated increase in revenues and earnings resulting from two acquisitions.

Other strong performing stocks included Hooper Holmes Inc. with a total return of 46.8%. This conductor of medical exams for health and life insurance companies once again beat analysts' earnings expectations.

During the second quarter, small-cap growth stocks reverted back to a pattern of unimpressive performance that has plagued this discipline since the summer of 1996. Amid this difficult environment, the Series returned 2.85% versus a (4.66)% return posted by the Russell 2000 Index.

The Series' strong relative return was not the result of any particular sector weightings but was achieved through the performance of a handful of holdings across several industries. Specifically, Medquist Inc., Skywest Inc. and Earthgrains Company, a health care information services company, an airline and a bread company respectively, realized quarterly returns ranging from 26.4% to 56.9%.

Overall, our investment strategy will remain unchanged for the second half of 1998. We will continue to actively and aggressively seek out, research and invest in America's fastest growing companies. Regardless of market conditions, we feel that the only way we are able to sustain superior long-term performance is through an uncompromising commitment to a consistent approach.
                                                  FRED ALGER MANAGEMENT, INC.

AVERAGE ANNUAL TOTAL RETURN
FOR PERIOD ENDED JUNE 30, 1998

1 YEAR                   28.58%
1/3/1996 (INCEPTION)     19.30%

AGGREGATE TOTAL RETURN

YEAR-TO-DATE     17.13%

TOTAL RETURN FOR THE SERIES INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. IT DOES NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY, AND SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN AT ORIGINAL PURCHASE.


TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 1998

1. Outdoor Systems Inc.                                   3.3%
2. CBT Group PLC, ADR                                     2.4%
3. INCYTE Pharmaceuticals Inc.                            2.3%
4. Lincare Holdings Inc.                                  2.3%
5. Medquist Inc.                                          2.3%

INDUSTRY BREAKDOWN

[INDUSTRY BREAKDOWN PIE CHART]

Retail........................ 16.9%
Computer Software............. 10.1%
Pharmaceuticals...............  4.9%
Commercial Services...........  4.5%
Communication.................  4.1%
Restaurants...................  3.9%
Broadcasting, Radio and TV....  3.6%
Consumer Services.............  3.5%
Transportation/Services.......  3.4%
Other......................... 45.1%

                                 THE GCG TRUST
                               ALL-GROWTH SERIES

The All-Growth Series (the "Series") seeks capital appreciation. For the first six months of 1998, the Series had a total return of 10.24%. The Russell Midcap Index had total return of 9.13% over the same period.

The Series invests in small/mid-cap companies with high rates of earnings growth. Most of the positive performance occurred in the first quarter. Results were up modestly in the second quarter as continued problems in Asia raised investor concern and added to the market's volatility.

The top holdings of the fund did especially well, including J.D. Edwards & Company, Ascend Communications Inc. and HBO & Company. America Online Inc. and Uniphase Corporation also achieved large gains. Dura Pharmaceuticals Inc., BJ Services Company and ATMI Inc. all experienced lowered earnings expectations, and as a result, their stocks weakened during the first half.

The portfolio remains overweighted in service and technology stocks which represent 23% and 33% of the total fund respectively. The service sector includes solid waste management companies, information technology companies and telecommunication service providers.

The sector weightings reflect mainly our growth company bias. Underweighted sectors include financials, basic industry and capital goods stocks. The companies in the portfolio, on average, continue to grow earnings at rates above 50%.

It is important to point out that growth stocks, small, mid and large cap, outperformed value stocks year-to-date. While we are encouraged by this recent reversal within the growth market, we continue to face a market that favors large-cap stocks over smaller stocks. This is occurring even though earnings for mid-cap companies are accelerating, while earnings estimates for large-cap companies are decelerating.

When the results for the second quarter of 1998 are available, we expect the small and mid-cap segments of the market will post profit growth rates that surpass that of the large caps, making it the fifth consecutive quarter of superior relative growth.
                                          PILGRIM BAXTER & ASSOCIATES, LTD.

AVERAGE ANNUAL TOTAL RETURN
FOR PERIOD ENDED JUNE 30, 1998

1 YEAR                     12.26%
5 YEAR                      6.52%
1/24/1989 (INCEPTION)       6.33%

AGGREGATE TOTAL RETURN

YEAR-TO-DATE               10.24%

TOTAL RETURN FOR THE SERIES INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. IT DOES NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY, AND SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN AT ORIGINAL PURCHASE.

On February 3, 1997, Pilgrim Baxter & Associated, Ltd. became the Manager of the Series. Prior to that date the Series had been advised by another Portfolio Manager.

TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 1998

1. Premier Parks Inc.                                    2.9%
2. Ascend Communications, Inc.                           2.9%
3. HBO & Company                                         2.8%
4. Quintiles Transnational Corporation                   2.8%
5. Starbucks Corporation                                 2.8%

INDUSTRY BREAKDOWN

[INDUSTRY BREAKDOWN PIE CHART]

Computer Software and Services......... 15.0%
Health Care Service.................... 11.0%
Telecommunications Equipment........... 10.1%
Services ..............................  8.7%
Oil and Gas - Equipment and Services...  7.3%
Retail.................................  5.3%
Financial Services.....................  4.0%
Environmental Services.................  3.8%
Other.................................. 34.8%

                                 THE GCG TRUST
                          CAPITAL APPRECIATION SERIES

The Capital Appreciation Series (the "Series") seeks to generate long-term capital growth. During the first six months of 1998, the Series had a total return of 11.84%. The Standard & Poors 500 Index (the "S&P 500") had a total return of 17.71% over the same period.

After a robust first quarter, the equity market paused in the second quarter amid renewed concerns that Asia's problems will spread and weaken global demand and profit margins. Commodity based industries, such as energy, paper and chemicals, saw earnings expectations wane with the Dow Jones Industrials gaining only 2.2% for the quarter.

While a lower interest rate outlook was positive, the strong dollar and questions about the strength of European and Latin American economies kept investors nervous. Large cap growth stocks, benefiting from the perception of stable earnings delivery, led the way widely outperforming large-cap value issues. Mid and small-cap stocks fared poorly, falling well behind the large cap sector.

The Series benefited most from exposure to consumer oriented stocks (Ford Motor Company, Home Depot Inc., Time Warner Inc. and Comcast Corporation), healthcare (Warner Lambert Company, Schering Plough Corporation and Glaxo Wellcome PLC), and technology (Microsoft Corporation and HBO & Company).

Although the portfolio is decidedly large-cap in orientation, the Manager is finding better value in mid-cap names in regards to future purchases. Also, the Manager is favoring dividend yield when available, as it will hopefully provide a buffer in any market pullbacks.

Late during the second quarter, the portfolio tilted towards a slightly more defensive posture. The value component was increased to 55% with the growth segment reduced to 45% (a 10% shift from the prior position). Given the financial backdrop, the Portfolio Manager believes high quality, stable growth issues that deliver expected earnings should continue to benefit from healthy valuations.

The Portfolio Manager finds these investments predominantly in the healthcare, consumer products and mature technology industries. However, realizing the current overall level of the market, the Series has an increased exposure to value oriented, higher yielding securities.

Overall, the portfolio's characteristics are in line with or slightly less aggressive than that of the broad market. The Portfolio Manager believes that the next few quarters will reward fundamental stock selection and the avoidance of undue market risk.

INVESCO (NY) INC.

AVERAGE ANNUAL TOTAL RETURN
FOR PERIOD ENDED JUNE 30, 1998

1 YEAR                     25.19%
5 YEAR                     18.49%
5/4/1992 (INCEPTION)       17.28%

AGGREGATE TOTAL RETURN

YEAR-TO-DATE               11.84%

TOTAL RETURN FOR THE SERIES INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. IT DOES NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY, AND SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN AT ORIGINAL PURCHASE.

On May 29, 1998, Chancellor LGT Asset Management, Inc., the Series Portfolio Manager, was acquired by AMVESCAP PLC and renamed INVESCO (NY) Inc.

TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 1998

1. SLM Holding Corporation                             2.6%
2. Schering-Plough Corporation                         2.5%
3. Household International Inc.                        2.4%
4. Gillette Company                                    2.4%
5. Service Corporation International                   2.3%

INDUSTRY BREAKDOWN

[INDUSTRY BREAKDOWN PIE CHART]

Information Processing........  8.7%
Banks.........................  8.0%
Insurance.....................  7.7%
Pharmaceuticals...............  7.4%
Retail........................  7.2%
Commodities...................  7.2%
Utility.......................  6.6%
Petroleum.....................  6.4%
Other......................... 40.8%

                                 THE GCG TRUST
                              VALUE EQUITY SERIES

The objective of the Value Equity Series (the "Series") is capital appreciation and, secondarily, dividend income. The Series had a total return of 0.62% for the first six months of 1998. Over the same time period, the Standard & Poors 500 Index ("S&P 500") had a total return of 17.71%.

The Series invests in stocks that are priced at a discount to their estimated intrinsic value. These stocks usually have lower price/earnings and price/book ratios. During the first half of 1998, these "value-oriented" stocks trailed the market. The S&P 500/Barra Value Index represents the stocks in the S&P 500 with the lowest price/book ratios. This index produced a six-month return of only 12.13%.

The Series also has a significant mid-cap component. Mid- cap stocks trailed the market for the first six months of 1998 as well. The Russell Midcap Index had a return of only 9.14% for the first six months of 1998.

For the last few quarters, one of the only stock sectors that has had superior returns are those of large, domestic growth companies for many reasons, including a rush of foreign investors seeking refuge in high quality securities. Investors who did not own the stocks of the 100 largest growth stocks in the U.S. during the past six months, in general, did not keep up with the market.

The portfolio had significant weighting in two industries that dropped during the first six months of the year: tobacco and oil stocks. Within the S&P 500 at the sector level, tobacco and oil exploration and production equities were down an average of 12.05% and 9.27% respectively.

Although these industries had disappointing performance, the positions the Series holds in these two areas remain undervalued and the Portfolio Manager continues to be positive about the holdings potential to outperform long-term.

Oil stocks took a tumble as prices dropped due to continued global oversupply. A reduction in demand from Asian countries pushed oil prices down further.

Tobacco stocks dropped as a new bill in Congress increased the settlement payout to more than $500 billion. The stocks recovered slightly when the bill fell through in June. Due to the uncertainty of the lawsuits still pending, the stock prices remain under pressure and the Manager believes the securities are undervalued.

Performance was also negatively affected by the Series' significant position in Sunbeam Corporation. Sunbeam's stock price dropped due to weak sales and negative publicity regarding improper accounting practices. The Portfolio Manager was able to sell-off the position quickly to minimize the loss. However, he began buying it back when the price fell below its perceived value. After he began buying it back, more problems surfaced and the price dropped further.

                                                   EAGLE ASSET MANAGEMENT, INC.

AVERAGE ANNUAL TOTAL RETURN
FOR PERIOD ENDED JUNE 30, 1998

1 YEAR                     8.18%
1/3/1995 (INCEPTION)       20.49%

AGGREGATE TOTAL RETURN

YEAR-TO-DATE               0.62%

TOTAL RETURN FOR THE SERIES INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. IT DOES NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY, AND SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN AT ORIGINAL PURCHASE.

TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 1998

  1. Philips Electronics N.V.                            3.7%
  2. SLM Holding Corporation                             3.5%
  3. Columbia/HCA Healthcare Corporation                 3.3%
  4. Aetna Inc.                                          3.2%
  5. Standard and Poor's Depositary Receipts             3.0%

INDUSTRY BREAKDOWN

[INDUSTRY BREAKDOWN PIE CHART]

Tobacco....................... 10.9%
Petroleum.....................  9.7%
Health Care...................  7.5%
Chemicals.....................  5.6%
Financial Services............  4.9%
Insurance.....................  4.5%
Investment Companies..........  4.4%
Electronics...................  4.3%
Other......................... 48.2%

                                 THE GCG TRUST
                            RISING DIVIDENDS SERIES

The Rising Dividends Series (the "Series") seeks capital appreciation and, secondarily, dividend income. During the first six months of 1998, the Series had a total return of 14.32%. The Standard & Poors 500 Index ("S&P 500") had a total return of 17.71% over the same period.

For the first half of the year, the Portfolio's largest weightings were in the consumer staples, financial, and technology sectors. The Portfolio's strongest relative performance was in the financial sector. Notable standouts included Morgan Stanley Dean Witter & Company and Franklin Resources Inc. (which was added to the S&P 500 in April).

Another one of the financial companies held in the portfolio, General Re Corporation, announced in June it would be acquired by Berkshire Hathaway Inc. for $276.40 a share in common stock of Berkshire Hathaway Inc. This offering represents a substantial premium above what the Series originally paid for this holding.

The second quarter ending June 30, 1998, proved to be a period of "correction and consolidation" for the U.S. equity markets. The technology holdings negatively impacted the portfolio's performance.

Electronic Data Systems Corporation, Hewlett Packard Company, and Linear Technology Corporation all suffered from what the Portfolio Manager believes are short term issues. The Portfolio Manager continues to be optimistic about these holdings and has used the short term price corrections as an opportunity to increase those positions.

With the respect to the recent concerns in Asia, the Portfolio Manager does not believe that the U.S. economy will be materially affected. Nevertheless, the Portfolio Manager does not expect a quick resolution of the problems. It is unlikely that this situation will be considered normalized before mid-1999 at the earliest.

Fortunately, the Asian Crisis has made U.S. dollar-denominated assets relatively more attractive. Inflows into U.S. stock and bond funds have been very strong, and this demand has had a positive impact on stock and bond prices.

The Portfolio Manager continues to believe that major-trend favorable factors -- including low inflation and stable interest rates, increased savings rates by baby boomers, a highly productive corporate sector, technological innovation, a fiscally responsible government and a strong and stable currency -- are still intact for a continuation of the positive stock market results investors have been enjoying for the past few years.

                                    KAYNE, ANDERSON INVESTMENT MANAGEMENT, LLC


AVERAGE ANNUAL TOTAL RETURN
FOR PERIOD ENDED JUNE 30, 1998

1 YEAR                   25.14%
10/4/1993 (INCEPTION)    20.67%

AGGREGATE TOTAL RETURN

YEAR-TO-DATE     14.32%

TOTAL RETURN FOR THE SERIES INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. IT DOES NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY, AND SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN AT ORIGINAL PURCHASE.

TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 1998

  1. Merck & Company, Inc.                          4.0%
  2. Morgan Stanley Dean Witter & Company           3.9%
  3. Electronic Data Systems Corporation            3.8%
  4. Equifax Inc.                                   3.8%
  5. Bestfoods                                      3.7%

INDUSTRY BREAKDOWN

[INDUSTRY BREAKDOWN PIE CHART]

Financial Services.............. 12.2%
Pharmaceuticals.................  9.7%
Petroleum.......................  7.6%
Food............................  6.6%
Technology......................  6.5%
Data Services...................  6.0%
Chemicals and Allied Products...  5.9%
Electrical Equipment............  5.8%
Other........................... 39.7%

                                 THE GCG TRUST
                            STRATEGIC EQUITY SERIES

The Strategic Equity Series (the "Series") seeks to achieve capital appreciation. During the first six months of 1998, the Strategic Equity Series provided a total return of 6.60%. The Russell Midcap Index and the Russell 2000 Growth Index had total returns of 9.13% and 4.93%, respectively.

The Series screens a universe of 1,500 stocks with an average market capitalization of $2.8 billion. The average market capitalization of the Series is approximately $2 billion, which is at the low end of the range for mid-cap funds. Market capitalization is calculated by multiplying the number of a company's outstanding shares by the price per share.

The Series' size exposure hurt returns during the first half of the year, a period characterized by the very largest stocks leading the market. It is important to note, however, that the Portfolio Manager does not choose stocks based exclusively on size. Rather, the Portfolio Manager looks for stocks that have favorable relationships between their growth and value characteristics.

At this point, the stocks that fit the strategy's parameters are on the smaller end of the mid-cap spectrum, mainly because the current valuations of many larger stocks are high relative to their historic norms.

On the growth side, the Series invests in stocks whose earnings have increased at an above-average pace and are likely to continue growing. When choosing income stocks, the Portfolio Manager looks for stocks that have strong dividend growth and stability. During the first half of 1998, the Series' growth stocks, buoyed by low interest rates and strong momentum, significantly outperformed the Series' income stocks.

The trend, however, reversed in the second quarter as increased volatility negatively impacted growth stocks with high price-to-earnings ratios. The P/E ratio is calculated by dividing the price of a stock by its earnings per share. Essentially, the higher the P/E, the more an investor is paying for a company's earnings growth.

The Series' financial and transportation holdings performed well. Financial stocks benefited from a wave of consolidation and low interest rates, while low oil prices bolstered the transportation sector.

On the income side, consumer cyclicals and capital goods helped returns. Though the Series holds selected technology issues, it is underweighted in the group because of its below average earnings trend.

The allocation to utilities dragged down performance slightly. The Series is still overweighted in the sector, however, because of their very low valuations and improving profit margins.
                                                            ZWEIG ADVISORS INC.


AVERAGE ANNUAL TOTAL RETURN
FOR PERIOD ENDED JUNE 30, 1998

1 YEAR                  22.19%
10/2/1995 (INCEPTION)   17.93%

AGGREGATE TOTAL RETURN

YEAR-TO-DATE      6.60%

TOTAL RETURN FOR THE SERIES INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. IT DOES NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY, AND SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN AT ORIGINAL PURCHASE.

TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 1998

  1. Ford Motor Company                                 1.4%
  2. Bear Stearns Companies, Inc.                       1.2%
  3. CKE Restaurants, Inc.                              1.2%
  4. SunAmerica Inc.                                    1.1%
  5. Southdown Inc.                                     1.0%

INDUSTRY BREAKDOWN

[INDUSTRY BREAKDOWN PIE CHART]

Utilities.......................... 12.6%
Transportation.....................  5.9%
Investment Banking and Brokerage...  4.5%
Insurance..........................  3.7%
Retail Trade.......................  3.6%
Oil and Gas........................  3.3%
Apparel and Textiles...............  2.9%
Manufacturing......................  2.7%
Other.............................. 60.8%

                                 THE GCG TRUST
                          GROWTH OPPORTUNITIES SERIES

The Growth Opportunities Series (the "Series") seeks capital appreciation. During its first five months of operations, through June 30, 1998, the Series had a total return of 3.10%. Over the same time period, the Standard and Poors 500 Index (the "S&P 500") and the Russell Midcap Index had returns of 10.45% and 4.97%, respectively.

The Series invests primarily in equity securities of domestic companies whose market capitalization is greater than $1 billion, with a focus on mid-cap stocks. We seek to identify stocks with superior growth potential by identifying companies with positive, long-term fundamental changes in their business, revenues, or earnings.

Next we conduct our own research to determine the validity and sustainability of this change. Lastly, we consider the value of the shares and future potential for the share price. Stocks that are selected have both outstanding growth opportunities and attractive valuations.

The period was a frustrating one for mid-cap stocks as they trailed the market for the first six months of 1998.

Large-caps stocks continued to outperform based on their liquidity and perceived safety, despite the superior valuations and growth characteristics of many mid-sized companies. Negative corporate earnings news, combined with continued turmoil in Japanese and Southeast Asian markets, fueled a so-called "flight to quality" away from small and mid-capitalization stocks.

This market environment influenced the portfolio. Consumer-oriented stocks benefited while those in industries sensitive to business cycles under-performed. For example, the TJX Companies, Inc. and Nordstrom Inc., both retailing companies, were good performers while the holdings in chemicals (The Dow Chemical Company and Nalco Chemical Company, for example) and steel (Carpenter Technology Corporation) lagged.

As of June 30, 1998, the Portfolio Manager believes the Series is positioned for excellent growth opportunities when the market turns from its attraction to the new "Nifty 50" of large-cap stocks and again recognizes companies offering both growth potential and good valuations. The Series has emphasized such stocks, particularly those with new management teams committed to increasing their profitability and shareholder returns.

Although Asia's slump is negatively affecting the U.S. economy and its financial markets, the Portfolio Manager believes that the relative under-performance of mid-cap companies is generating superior investment opportunities for the coming months.
                                                MONTGOMERY ASSET MANAGEMENT, LLC


AGGREGATE TOTAL RETURN
FOR PERIOD ENDED JUNE 30, 1998

2/18/1998 (INCEPTION)     3.10%

TOTAL RETURN FOR THE SERIES INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. IT DOES NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY, AND SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN AT ORIGINAL PURCHASE.

TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 1998

  1. Avid Technology, Inc.                               3.3%
  2. Golden West Financial Corporation                   3.2%
  3. Snyder Communications, Inc.                         2.9%
  4. Nordstrom, Inc.                                     2.8%
  5. Comverse Technology, Inc.                           2.6%


INDUSTRY BREAKDOWN

[INDUSTRY BREAKDOWN PIE CHART]

Computer Systems.......................  8.1%
Oil and Gas - Equipment and Services...  7.8%
Transportation.........................  7.3%
Paper and Allied Products..............  6.8%
Computer Software and Services.........  5.9%
Telecommunications Equipment...........  5.7%
Consumer Products......................  5.4%
Retail.................................  5.0%
Other...................................48.0%

                                 THE GCG TRUST
                             MANAGED GLOBAL SERIES

The Managed Global Series (the "Series") seeks capital appreciation. For the six months ended June 30, 1998, the Series gained 20.68%. This compares to a 14.77% for the Morgan Stanley Capital International All Country World Free Index.

Stock selection was the principal driver behind the strong performance. Market selection also contributed positively. The Series benefited from an overweighted Europe and an underweighted Asia.

The Series was weighted neutrally relative to the United States. That weighting was then reduced in favor of additional exposure to Europe. This decision detracted from performance. As investors became concerned over spillover effects in Europe from Asia they returned to the perceived safe haven of the U.S. dollar and equity market.

Cable stocks, software and IT service companies, telecom equipment and consumer staples performed well, benefiting from an acceleration in merger and acquisition activity, particularly in the telecom and telecom equipment industries. Top-performing stocks included America OnLine Inc. in the U.S. technology sector, Dell Computer Corporation in the PC industry sector, Banca di Roma in the financial sector and Mannesmann in the capital goods sector.

The positions in software stocks such as Microsoft Corporation and SAP AG contributed significantly to performance. Recently, the technology sector exposure was reduced by eliminating the computer hardware and semiconductor stocks from the portfolio. The outlook for this group has sharply deteriorated; companies are suffering from overcapacity and weakening demand, leading to poor pricing and therefore declining earnings growth.

The portfolio continues to be overweighted in Europe, specifically France, Italy, and the Netherlands. In Europe, much of the exposure has been shifted away from sectors that have the most direct exposure to Asia. The Series is underweight in Japan, the United Kingdom, and emerging markets.

The Portfolio Manager currently finds attractive growth opportunities in the following industries: cable, cellular, financial services, supermarkets, drugstores, software, and telecommunications equipment. The Series is broadly underweighted in energy and utilities.

From an earnings standpoint, the Portfolio Manager continues to monitor the situation in Asia, both in terms of stocks in these markets and also with regard to the potential impact of continued economic problems on other regions beyond the Pacific Basin.

We continue to find good earnings growth in both Europe and the United States. In Europe, we believe the pace of growth will pick up in the second half of the year. U.S. economic indicators point to the possibility of a weaker second half, increasing the importance of earnings sustainability.

                                              PUTNAM INVESTMENT MANAGEMENT, INC.

AVERAGE ANNUAL TOTAL RETURN
FOR PERIOD ENDED JUNE 30, 1998

                1 YEAR     19.39%
                5 YEAR      8.86%
10/21/1992 (INCEPTION)      7.56%

AGGREGATE TOTAL RETURN

YEAR-TO-DATE               20.68%

TOTAL RETURN FOR THE SERIES INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. IT DOES NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY, AND SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN AT ORIGINAL PURCHASE.

On March 3, 1997, Putnam Investment Management Inc. became the Manager of the Series. Prior to that date the Series had been advised by another Portfolio Manager.

TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 1998

  1. General Electric Company (United States)            2.2%
  2. AEGON N.V. (Netherlands)                            1.9%
  3. Nestle S.A. (Switzerland)                           1.7%
  4. Koninklijke Ahold NV (Netherlands)                  1.6%
  5. Mannesmann AG (Germany)                             1.6%


[ASSET DISTRIBUTION BY COUNTRY PIE CHART]

ASSET DISTRIBUTION BY COUNTRY

United States        41.8%
Great Britain         8.8%
France                8.7%
Japan                 6.4%
Germany               5.5%
Italy                 5.0%
Netherlands           4.9%
Switzerland           3.2%
Other                15.7%

                                 THE GCG TRUST
                            EMERGING MARKETS SERIES

The Emerging Markets Series (the "Series") seeks long-term capital appreciation. For the six months ended June 30, 1998, the Series had a total return of (15.11)%. Over the same period, the Morgan Stanley Capital International Emerging Markets Free Index (the "benchmark") had a total return of (18.87)%.

The Asian component of the benchmark declined 22.4% for the six-month period, while the Latin American component declined 19.8% and the European component lost 17.2%.

Some of the most positive stock selections were in markets that were hardest hit during the period. For example, in Malaysia the portfolio return was boosted by an emphasis on defensive, non-index stocks, such as PPB Oil Palms (a palm oil producer) and Berjaya Sports Toto (a gaming company). Both stocks significantly outpaced the Malaysian index.

Largely avoiding Indonesia contributed positively to portfolio performance given the significant depreciation in that country's currency. An overweight in the Philippines enhanced performance, as that market has performed significantly better than its more troubled Asian neighbors.

The Series benefited from positive stock selection in Brazil, primarily the result of the heavy exposure to the soon-to-be-privatized telecommunications sector and the low exposure to the electric utility sector. Exposure to Turkish financials also enhanced performance.

Stock selection in India hurt performance, largely because of a contraction of premiums in stocks available to foreigners.

Given the renewed concerns for the Asian economies and the political tensions in the subcontinent, we have been shifting country weightings at the margin toward Latin America and emerging Europe, where the investment environment is significantly better.

Although Latin American economies are slowing from the rapid pace of growth of the previous quarter, we are finding attractive opportunities on the individual stock level.

Emerging European markets are continuing to benefit from the positive sentiment that surrounds the coming of the common currency in developed Europe. The anticipation that convergence of interest rates and inflation rates in the region is a boon not only to core Europe, but also to peripheral markets such as Portugal, Greece, Hungary and Poland.

For the longer term we believe that emerging markets represent attractive opportunities at the current price, economic growth, and valuation levels. Shares have fallen to historic lows and more than reflect the sober environment in markets such as Asia, Russia, and the Indian subcontinent.

                                              PUTNAM INVESTMENT MANAGEMENT, INC.

AVERAGE ANNUAL TOTAL RETURN
FOR PERIOD ENDED JUNE 30, 1998

               1 YEAR     (34.41)%
10/4/1993 (INCEPTION)      (5.04)%


AGGREGATE TOTAL RETURN

YEAR-TO-DATE              (15.11)%


TOTAL RETURN FOR THE SERIES INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. IT DOES NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY, AND SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN AT ORIGINAL PURCHASE.

On March 3, 1997, Putnam Investment Management, Inc. became the Manager of the Series. Prior to that date the Series had been advised by another Portfolio Manager.

TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 1998

1. Telecomunicacoes de Sao Paulo S.A. (Brazil)          2.4%
2. Companhia Brasileira de Distribuicao
     Grupo Pao de Acuar, ADR (Brazil)                   2.3%
3. Telefonos de Mexico S.A., ADR (Mexico)               2.1%
4. Telebras, ADR (Brazil)                               2.1%
5. Companhia Vale do Rio Doce, ADR (Brazil)             2.1%


[ASSET DISTRIBUTION BY REGION PIE CHART]

ASSET DISTRIBUTION BY REGION

Latin American Countries     43.7%
Pacific Rim Countries        17.0%
Western Europe               13.7%
Middle East                   9.9%
Eastern Europe                6.9%
North American Countries      4.5%
South Africa                  4.3%

                                 THE GCG TRUST
                            DEVELOPING WORLD SERIES

The Developing World Series (the "Series") seeks capital appreciation. During its first five months of operations, through June 30, 1998, the Series had a total return of (17.40)%. The Morgan Stanley Capital International Emerging Markets Free Index had a return of (16.73)% over the same time period.

The Series seeks capital appreciation by investing primarily in the equity securities of companies in countries having economies and markets generally considered by the World Bank to be emerging or developing.

Emerging Markets were highly volatile during the period. A declining yen and a recession in Japan renewed worries that Southeast Asian economies would suffer another round of currency devaluations. The financial turmoil was aggravated by non-economic events, including the resignation of Indonesian president Suharto and nuclear testing in India.

Given Asia's negative economic outlook, the Series' position has been to underweight its exposure relative to the benchmark in Asia, except for China/Hong Kong. Among other major emerging markets, the Series remains overweighted in Brazil and South Africa (an economy largely insulated from Asia, apart from commodities) and underweighted in Mexico.

The Portfolio Manager views Brazil positively because it is maintaining a long-term course toward stronger fiscal, monetary and economic systems, particularly through its privatization programs. Brazilian companies offer attractive valuations with the promise of continuing positive corporate earnings growth.

Similarly, South Africa has undertaken corporate restructuring, and a consumer spending boom offers attractive valuations. The Portfolio Manager believes that the current pressure on interest rates and the currency is only a short-term concern.

Overall, the Series' positions in Asia, Brazil, and Mexico boosted performance during the period while China/Hong Kong held performance back.

The Portfolio Manager views the current turmoil in these markets as a necessary prerequisite for their long-term economic and market out-performance. Many developing markets are in various stages of economic reform with stocks selling at attractive valuations.

In addition, these markets offer growth potential not simply because stock prices are down, but because of powerful trends toward long-term global prosperity. For aggressive, long-term investors, now may be the time to maintain or increase investment in this Series.

                                                MONTGOMERY ASSET MANAGEMENT, LLC


AGGREGATE TOTAL RETURN
FOR PERIOD ENDED JUNE 30, 1998

2/18/1998 (INCEPTION)     (17.40)%

TOTAL RETURN FOR THE SERIES INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. IT DOES NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY, AND SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN AT ORIGINAL PURCHASE.


TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 1998

1. Telecomunicacoes Brasileiras S.A.,
     ADR (Brazil)                                       7.7%
2. Companhia Energetica de Minas Gerais
     (CEMIG) S.A., ADR (Brazil)                         7.6%
3. ECI Telecommunication Ltd., ADR (Israel)             3.5%
4. Petroleo Brasileiro S.A., ADR (Brazil)               3.5%
5. JCI Ltd. (South Africa)                              3.2%


[ASSET DISTRIBUTION BY REGION PIE CHART]

ASSET DISTRIBUTION BY REGION

Latin American Countries     38.0%
Western Europe               16.7%
Pacific Rim Countries        16.3%
South Africa                 15.2%
Middle East                   8.7%
Eastern Europe                4.4%
United States                 0.7%

                                 THE GCG TRUST
                               HARD ASSETS SERIES

The Hard Assets Series (the "Series") seeks long-term capital appreciation. For the first six months of 1998, the Series provided a total return of (12.62)%. Over the same period, the Standard and Poors 500 Index and Russell 2000 Index had total returns of 17.71% and 4.93%, respectively.

Performance was unexpectedly difficult during the first half of the year as concerns over a slowing global economy pressured all hard asset securities. The Goldman Sachs Commodity Index fell 18.3%, the Morgan Stanley Real Estate Index fell 5.1%, and gold shares fell 3.6% (MSCI World Gold Mines Index). Finally, the Morgan Stanley Commodity-Related Equity Index (an index of natural resource companies) fell 5.7% during the first half of the year.

Hard asset markets have recognized these difficult trading conditions as most commodity markets fell significantly. The Series had hedged some oil and metals exposure during this period and was able to profit from this, but allocations to resource shares (40-50% of the portfolio) proved to be too high. Oil prices fell about 20% during the first half of the year and industrial metals prices fell about 12% due primarily to decreased demand from Asia. Moreover, supply additions in many markets continued, putting further pressure on prices.

In contrast to difficult conditions in other markets, we thought that real estate offered strong underlying fundamentals and defensive characteristics. Therefore, we allocated one-third of the portfolio to this sector. However, real estate securities in the United States experienced difficult markets for several reasons. These reasons included investor assumptions that real estate prices had peaked, that legislative changes would alter the Real Estate Investment Trust
(REIT) structure and dampen investor enthusiasm, and that additions to supply would bring prices crashing down. Our analysis suggests that these factors are temporary or incorrect, and that exceptional value can be found in real estate securities. We continue to like real estate and have approximately 40% of the Series allocated to this sector.

While the energy sector has suffered from declining demand from Asia, a warm winter in the Northern Hemisphere, and increased production, we think oil prices are near a bottom. The recently announced OPEC production cuts are enough to swing the market into a deficit situation in the fourth quarter and bring inventories down to a level that has historically resulted in higher trading ranges than current forward prices. Recent discussions regarding a "new alliance" of oil producers who control 70% of the world's known oil reserves and almost two-thirds of all oil exports will also serve to increase uncertainty and put a floor under prices. Their goal is to boost oil prices by more than 50%.

Gold has been in a tight trading range ($280-$310) throughout most of the year as most of the negatives appear to have been factored into prices last year. We anticipate that this trading range will continue for the remainder of the year. Therefore, we will maintain our policy of buying when prices fall below this range.

While global economic conditions are likely to remain difficult, we believe hard asset securities have already priced this in. The time to increase allocations to asset classes such as hard assets is near cyclical lows when valuations are at trough levels. We believe commodity prices are near or at lows, particularly oil. In addition, valuations on many other securities are at levels which have only existed in recessionary conditions.

                                                  VAN ECK ASSOCIATES CORPORATION

AVERAGE ANNUAL TOTAL RETURN
FOR PERIOD ENDED JUNE 30, 1998

               1 YEAR     (9.86)%
               5 YEAR      9.89%
1/24/1989 (INCEPTION)      7.83%

AGGREGATE TOTAL RETURN

YEAR-TO-DATE              (12.62)%

TOTAL RETURN FOR THE SERIES INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. IT DOES NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY, AND SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN AT ORIGINAL PURCHASE.

TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 1998

  1. Patriot American Hospitality, Inc.                 3.1%
  2. Starwood Lodging Trust                             3.0%
  3. Gold/Silver Ratio Indexed Note,
      2.610% due 6/18/98                                2.2%
  4. Mack-Cali Realty Corporation                       2.0%
  5. Asia Pulp & Paper Company Ltd., ADR                2.0%


[INDUSTRY BREAKDOWN PIE CHART]

INDUSTRY BREAKDOWN

Office/Industrial                      16.3%
Oil and Gas Exploration                13.4%
Hotel                                  11.0%
Oil/Gas - Equipment and Services        7.4%
Real Estate                             7.4%
Forest Products and Paper               7.2%
Gold/Mining                             5.2%
Warrants                                2.7%
Other                                  29.4%

                                 THE GCG TRUST
                               REAL ESTATE SERIES

The Real Estate Series (the "Series") seeks capital appreciation and secondarily, current income. During the first six months of 1998, the Series had a total return of (4.11)%. The Wilshire Real Estate Securities Index had a total return of (5.31)% over the same period.

Real estate securities underperformed the market in the first half of 1998 due to several reasons. There was excessive publicity surrounding the modification of Real Estate Investment Trust (REIT) tax legislation. This cast a pall on the entire industry, when in fact, the Portfolio Manager believes that the true economic impact will be minimal and will effect only five companies. The issue will be settled with the expected passage of the IRS legislation in July, 1998.

The stock market had been stronger than expected, reacting to the unexpected stimulative effects of the Asian economic crisis on U.S. domestic consumption. Real estate securities are viewed as defensive securities in the context of the overall market. So, in strong markets, aggressive investors sell real estate securities to purchase more volatile issues.

Real estate prices have risen as occupancy rates have increased. In many instances, development is again justified. REITs are therefore finding increased competition to finance this resurgence of development. The reemergence of development also resurrects fears of the overdevelopment which created oversupply problems in the late 1980's.

Beginning last year, the Portfolio Manager anticipated that acquisition opportunities would be reduced in 1998 and 1999, and that emphasis should be placed on companies with strong internal growth. As a result, the portfolio was rebalanced in the first quarter.

Reflecting the strength in domestic consumer spending, the Series' weighting in the retail sector was increased. This included increasing the position in Kimco Realty Corporation, one of the largest strip center REITs. Kimco Realty Corporation has been one of the best performing holdings in 1998 with a total return of over 19% year-to-date.

Out of concern for weakness in export markets due to the Asian crisis, the Series reduced the overweighting of the industrial sector. The Portfolio Manager continues to question the prospects for the storage sector, so he has reduced positions in Storage (USA) Inc.

The portfolio weightings in Manhattan and surrounding areas were increased with additional purchases of Reckson Associates Realty Corporation, S.L. Green Realty Corporation, and Vornado Realty Trust. This market continues to be protected by one of the most restricted development environments, and prices remain below replacement cost. To increase the exposure to development opportunities, particularly in California, the Portfolio Manager doubled the position in Catellus Development Corporation.

                                                     EII REALTY SECURITIES, INC.

AVERAGE ANNUAL TOTAL RETURN
FOR PERIOD ENDED JUNE 30, 1998

               1 YEAR     10.55%
               5 YEAR     14.99%
1/24/1989 (INCEPTION)     11.40%

AGGREGATE TOTAL RETURN

YEAR-TO-DATE              (4.11)%

TOTAL RETURN FOR THE SERIES INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. IT DOES NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY, AND SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN AT ORIGINAL PURCHASE.

TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 1998

  1. Equity Office Properties Trust                       5.0%
  2. Starwood Lodging Trust                               5.0%
  3. Kimco Realty Corporation                             4.8%
  4. Simon DeBartolo Group, Inc.                          4.6%
  5. Patriot American Hospitality Inc.                    3.5%


[INDUSTRY BREAKDOWN PIE CHART]

INDUSTRY BREAKDOWN

Office/Industrial               30.4%
Shopping Centers                14.1%
Apartments                      13.3%
Regional Malls                  12.8%
Specialty Real Estate            8.7%
Other                            7.5%
Manufactured Housing             6.4%
Real Estate                      3.8%
Restaurants                      3.0%

                                 THE GCG TRUST
                             MARKET MANAGER SERIES

The objective of the Market Manager Series (the "Series") is to seek favorable equity market performance and at the same time preserve capital.

For the first half of 1998, the total return of the Series was 13.6%. Over the same period, the Standard & Poors 500 Index had a total return of 17.71%, and the Russell Midcap Index had a total return of 9.13%.

The Series began operations on November 14, 1994. At that time, all funds were invested in short-term money market securities. On March 6, 1995, the Series was closed to further investment and the Portfolio Manager began investing in accordance with the long-term investment objectives of the Series.

The Series contains a blend of debt securities and over-the-counter equity options. The equity options allow the Portfolio to track the performance of the equity markets. The debt securities provide some degree of capital protection.

Since March 1995, Portfolio returns have been very similar to the returns of the Standard & Poors 500 Index and Russell Midcap Index.

                                                  ING INVESTMENT MANAGEMENT, LLC

AVERAGE ANNUAL TOTAL RETURN
FOR PERIOD ENDED JUNE 30, 1998

                1 YEAR     29.41%
11/14/1994 (INCEPTION)     25.25%

AGGREGATE TOTAL RETURN

YEAR-TO-DATE               13.60%

TOTAL RETURN FOR THE SERIES INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. IT DOES NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY, AND SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN AT ORIGINAL PURCHASE.

On January 2, 1998, ING Investment Management, LLC ("IIM") became the Portfolio Manager of the Series. From March 3, 1997 to January 1, 1998, Equitable Investment Services, Inc., an affiliate of IIM, was the Portfolio Manager of the Series. Prior to March 3, 1997, the Series had been advised by other Portfolio Managers.


[ASSET ALLOCATION PIE CHART]

ASSET ALLOCATION

Equity Index Call Options Purchased        60.8%
U.S. Treasury Obligation                   33.9%
Corporate Debt Obligations                  5.3%

                                 THE GCG TRUST
                           MULTIPLE ALLOCATION SERIES

The Multiple Allocation Series (the "Series") seeks the highest total return, consisting of capital appreciation and current income, consistent with the preservation of capital.

For the six months ended June 30, 1998, the Series returned 4.97%. Over the same period, the Standard & Poors 500 Index ("S&P 500") had a total return of 17.71% and the Lehman Brothers Intermediate Government/Corporate Bond Index ("Lehman Index") had a total return of 3.47%. The benchmark for this Portfolio (40% S&P 500, 60% Lehman Index) was 9.07% for the six months of 1998.

The underperformance of the Series was due to the significant divergence between growth and value stocks. The Series' strategy focuses on low P/E, high dividend, value oriented stocks. In 1998, large-cap, more volatile, growth stocks have been leading the equity markets higher.

On the positive side, we took an aggressive stance on the bond market. With a duration longer than the benchmark, the Series experienced positive returns as the yield on the 30-year Treasury fell from 5.92% at the end of 1997 to 5.62% as of June 30, 1998.

Automobile stocks continued to contribute positive returns. Most notably, Ford Motor Company and Chrysler Corporation have managed to do exceptionally well so far in 1998. Ford Motor Company is well positioned as a global leader and Chrysler Corporation expanded its horizons with the announcement of its merger with Daimler-Benz. General Motors Corporation is mired in a strike but has managed to hold up reasonably well pending the outcome.

Other groups that have shown solid performance are the financials, retailers and technology stocks. Some of the Series' top financial holdings are Morgan Stanley, Dean Witter Discover and Company and Paine Webber Group Inc. With the retailers, Ross Stores Inc. and Fingerhut have been steadily outperforming.

Dell Computer Corporation and Microsoft Corporation continue to be remarkable market leaders in technology. The low interest rate environment and the healthy stock market continue to fuel the performance of these companies.

The industry groups that have been the most disappointing thus far in 1998 are linked mainly to commodities. These include oils, metals, papers and chemicals.

In particular, oils and metals have been hurt by the diminished demand out of Asia causing significant weakness in their prices. However, these stocks continue to rank well based on a value perspective and any firmness in commodity prices should help the stock prices of these companies.

We will continue to keep a close eye on the Asian situation and evaluate the portfolio's investments accordingly.

                                                             ZWEIG ADVISORS INC.


AVERAGE ANNUAL TOTAL RETURN
FOR PERIOD ENDED JUNE 30, 1998

               1 YEAR     14.18%
               5 YEAR     10.47%
1/24/1989 (INCEPTION)      9.94%

AGGREGATE TOTAL RETURN

YEAR-TO-DATE               4.97%

TOTAL RETURN FOR THE SERIES INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. IT DOES NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY, AND SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN AT ORIGINAL PURCHASE.

TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 1998

  1. U.S. Treasury Obligations due through 2027
      ranging from 6.250% to 10.750%                    46.0%
  2. Dell Computer Corporation                           0.8%
  3. Bear Stearns Companies, Inc.                        0.7%
  4. Microsoft Corporation                               0.6%
  5. Edwards (A.G.), Inc.                                0.6%


[ASSET ALLOCATION CHART]

ASSET ALLOCATION

U.S. Treasury Obligations    46.8%
Common Stocks                36.3%
Commercial Paper             16.9%

                                 THE GCG TRUST
                              FULLY MANAGED SERIES

The Fully Managed Series (the "Series") seeks, over the long term, a high total investment return, consistent with the preservation of capital and prudent investment risk. For the first six months of 1998, the Series provided a return of 5.59%.

Over the same time period, the Standard & Poors 500 Index ("S&P 500") had a total return of 17.71%, and the Lehman Brothers Government/Corporate Bond Index ("Lehman") had a total return of 4.17%. The benchmark for this portfolio (60% S&P 500, 40% Lehman) was 12.22% for the first six months of 1998.

With interest rates lower, the portfolio's fixed income securities and related holdings had good results. On the equity portion of the portfolio, the Series could not match the amazing strength of the broad equity market indices. This was due in part to the portfolio's conservative structure.

The Series' basic asset allocation among equities, convertibles, bonds, preferred stock, and reserves changed little these past six months. However, several changes were made within the first two categories.

The largest purchases were Times Mirror Company convertible bonds and Niagara Mohawk Power Corporation common stock. These new positions now represent two of the largest holdings.

Electric utility holdings did particularly well considering the lackluster recent returns achieved by most investors in this group.

Media holdings, including New York Times Company, Washington Post Company, and Time Warner Inc., continued to perform well. The Series established positions in this group during periods of uncertainty and then reaped the benefits of renewed investor enthusiasm and solid corporate growth.

Most of the poor performers were in the natural resources area. While the Portfolio Manager retains confidence in the individual companies, he was disappointed that the industry picture turned so negative.

At the very least, a normalization of the current negative sentiment should provide reasonable returns going forward. Beyond that, the Portfolio Manager can envision various market conditions that could generate substantial returns for gold stocks when the rest of the market is faltering.

Looking forward, we believe that high valuations and suspect corporate reporting dramatically lower the odds of successfully investing in equities. However, the Series will continue to maintain a 50% weighting in common stocks and an increased exposure in convertibles.

In one of history's most rewarding investing climates, we believe that the Series has invested in securities that should capture a good portion of the returns enjoyed by more aggressive investors while maintaining a lower level of volatility.

                                                  T. ROWE PRICE ASSOCIATES, INC.

------------------
Note: The benchmark index is comprised of 60% of the Standard & Poors 500 Index and 40% of the Lehman Brothers Government/Corporate Bond Index.


AVERAGE ANNUAL TOTAL RETURN
FOR PERIOD ENDED JUNE 30, 1998

               1 YEAR     12.53%
               5 YEAR     10.50%
1/24/1989 (INCEPTION)      9.49%


AGGREGATE TOTAL RETURN

YEAR-TO-DATE               5.59%


TOTAL RETURN FOR THE SERIES INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. IT DOES NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY, AND SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN AT ORIGINAL PURCHASE.

TOP FIVE NON CASH HOLDINGS AS OF JUNE 30, 1998

  1. Amerada Hess Corporation                           4.1%
  2. Loews Corporation                                  3.3%
  3. First Energy Corporation                           2.9%
  4. Tennessee Valley Authority Power,
      5.88% due 04/01/2036                              2.7%
  5. Niagara Mohawk Power Corporation                   2.7%

[ASSET ALLOCATION PIE CHART]

ASSET ALLOCATION

U.S. Government Agency Obligations       5.9%
U.S. Treasury Obligations                5.2%
Certificates of Deposit                  0.5%
Preferred Stocks                         4.8%
Corporate Notes                          0.3%
Put Stock Options Purchased              0.3%
Common Stocks                           49.3%
Convertible Bonds and Notes             18.4%
Commercial Paper                        15.3%

                                 THE GCG TRUST
                          LIMITED MATURITY BOND SERIES

The Limited Maturity Bond Series (the "Series") seeks to obtain the highest current income that is consistent with low risk to principal and liquidity. For the first six months of 1998, the Series provided a total return of 3.10%. The Merrill Lynch 1-5 Year Corporate/Government Bond Index (the "benchmark") had a total return of 3.24% over the same period.

In the first half of the year, the economy continued to exhibit impressive forward momentum. Strong consumer demand, increases in construction activity and a rebound in business capital spending have led to concerns about rising inflation. Although the Federal Reserve Board (the "Fed") shares these concerns, conditions in Asia have prevented them from increasing the discount rate.

The economic crisis in Asia had a profound impact on financial markets during the first half of the year. In the United States, yields on U.S. Treasury securities declined 0.15% to 0.30% across the yield curve. This helped the performance of fixed income portfolios, because lower yields translate into higher bond prices.

Credit spreads increased during the period. In other words, yields on securities with lower credit ratings declined less than higher-rated securities. In this environment, securities with higher credit ratings tend to produce higher returns.

During the first half of the year, the Series had more credit risk than the benchmark. This was the primary reason that Series returns trailed the benchmark.

In all other respects, the portfolio was very similar to the benchmark. Throughout the period, the Series had an average maturity and effective duration (i.e. interest rate sensitivity) that were very similar to the benchmark.

Looking forward, the Portfolio Manager expects interest rates to remain stable, or possibly decline. Renewed turmoil in Asia, coupled with a sizable inventory retrenchment should lead to a slowdown in the U.S. growth rate. This would allow the Fed to keep the discount rate at its current level.

The Portfolio Manager also expects credit spreads to remain stable, or possibly decline. He believes that credit spreads already reflect any potential problem in the market.

Given this outlook, the Portfolio Manager plans to extend the effective duration and increase the credit risk of the portfolio. These strategies will enhance returns if interest rates and credit spreads decrease or remain stable.

The Portfolio Manager also plans to re-enter the mortgage-backed securities market. In his opinion, yields on these securities are finally reflecting an appropriate amount of prepayment risk.
                                              ING INVESTMENT MANAGEMENT, LLC

AVERAGE ANNUAL TOTAL RETURN
FOR PERIOD ENDED JUNE 30, 1998
1 YEAR                     7.21%
5 YEAR                     5.29%
1/24/1989 (INCEPTION)      6.77%

AGGREGATE TOTAL RETURN
YEAR-TO-DATE      3.10%

TOTAL RETURN FOR THE SERIES INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. IT DOES NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY, AND SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN AT ORIGINAL PURCHASE.

On January 2, 1998, ING Investment Management, LLC ("IIM") became the Portfolio Manager of the Series. From August 13, 1996 to January 1, 1998, Equitable Investment Services, Inc., an affiliate of IIM, was the Portfolio Manager of the Series. Prior to August 13, 1996, the Series had been advised by other Portfolio Managers.

TOP FIVE NON CASH HOLDINGS AS OF JUNE 30, 1998

  1. U.S. Treasury Notes due through 2003
      ranging from 5.500% to 6.625%                   41.5%
  2. Ford Motor Credit Company,
      6.550% due 09/10/2002                            3.3%
  3. Boise Cascade Corporation,
      9.850% due 06/15/2002                            3.2%
  4. Worldcom Inc.,
      9.375% due 01/15/2004                            3.1%
  5. Aristar Inc.,
      6.500% due 11/15/2003                            2.9%

ASSET ALLOCATION

[ASSET ALLOCATION PIE CHART]

U.S. Treasury Obligations................. 42.6%
Commercial Paper.......................... 10.2%
Foreign Bonds - U.S. Dollar Denominated...  3.7%
U.S. Government Agency Obligations........  0.8%
Corporate Debt Securities................. 42.7%

                                 THE GCG TRUST
                              LIQUID ASSET SERIES

The objective of the Liquid Asset Series (the "Series") is a high level of current income, consistent with the preservation of capital and liquidity. The Series had a total return of 2.55% for the first six months of 1998.

Over the past six months, there have been many conflicting signals regarding the direction of interest rates. This has created interesting challenges for money market managers.

In the first week of January, short-term interest rates declined by approximately 0.25%. This occurred because investors thought the Asian financial crisis would cause the U.S. economy to slow down. They expected the Federal Reserve Board (the "Fed") to maintain or lower the discount rate.

During the first quarter, economic growth appeared to be much stronger than expected. Many investors feared the Fed would increase the discount rate, and short-term interest rates increased by more than 0.30% in late-January and February.

At its meeting in March, the Fed signaled a bias toward increasing the discount rate. However, they said that continuing financial problems in Asia have kept them from doing so.

Since the beginning of March, short-term interest rates have been very stable. They have varied within a 0.10% to 0.15% range, as investors reacted to the latest information about the economy, inflation, or the financial crisis in Asia.

At the beginning of the year, the Series had an average maturity of approximately 45 days. For a short time, the Portfolio Manager extended the average maturity of the portfolio. However, this strategy was reversed as interest rates appeared to be heading upward.

For most of the six-month period, the Portfolio Manager has been reducing the average maturity. He thought this strategy was prudent, given the uncertain interest rate environment. At the end of June, the Series had an average maturity of approximately 35 days.

During the second half of 1998, the Portfolio Manager expects short-term interest rates to decline. There is renewed turmoil in Asia, and many U.S. companies are working to reduce their inventory levels. These forces should slow economic growth and keep inflation in check.

The Portfolio Manager plans to extend the average maturity of the portfolio. This will position the Series for a stable or declining interest rate environment.

This strategy may be changed if conditions warrant. The Series holds highly liquid instruments, and this provides the Portfolio Manager with flexibility to respond to changes in the economic environment.
                                                 ING INVESTMENT MANAGEMENT, LLC

AVERAGE ANNUAL TOTAL RETURN
FOR PERIOD ENDED JUNE 30, 1998
1 YEAR                   5.18%
5 YEAR                   4.64%
1/24/1989 (INCEPTION)    5.16%

AGGREGATE TOTAL RETURN
YEAR-TO-DATE      2.55%

TOTAL RETURN FOR THE SERIES INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. IT DOES NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

INVESTMENT IN THE LIQUID ASSET SERIES (OR IN ANY OTHER SERIES) IS NEITHER INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE LIQUID ASSET SERIES WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

On January 2, 1998, ING Investment Management, LLC ("IIM") became the Portfolio Manager of the Series. From August 13, 1996 to January 1, 1998, Equitable Investment services, Inc., an affiliate of IIM, was the Portfolio Manager of the Series. Prior to August 13, 1996, the Series had been advised by other Portfolio Managers.

TOP FIVE HOLDINGS AS OF JUNE 30, 1998

  1. AlliedSignal Inc.,
       5.638% due 09/12/1998                             4.2%
  2. Goldman, Sachs & Company,
       5.624% due 08/14/1998                             3.3%
  3. Archer-Daniels-Midland Company,
       5.579% due 07/28/1998                             3.2%
  4. PHH Corporation,
       5.728% due 08/03/1998                             3.1%
  5. Ford Motor Company,
       5.571% due 08/12/1998                             3.1%

INDUSTRY BREAKDOWN

[INDUSTRY BREAKDOWN PIE CHART]

Financial Services.............. 22.8%
Foods........................... 12.0%
Securities Brokerage............  8.8%
Automotive......................  8.5%
Office Equipment................  8.3%
Telecommunications..............  4.8%
Beverages.......................  4.8%
Aerospace.......................  4.6%
Other........................... 25.4%

                      [This page intentionally left blank]

--------------------------------------------------------------------------------
   Statements of Assets and Liabilities

                                 THE GCG TRUST

                           JUNE 30, 1998 (UNAUDITED)

                                     SMALL                         CAPITAL          VALUE           RISING        STRATEGIC
                                      CAP         ALL-GROWTH     APPRECIATION       EQUITY        DIVIDENDS        EQUITY
                                     SERIES         SERIES          SERIES          SERIES          SERIES         SERIES
                                  ------------    -----------    ------------    ------------    ------------    -----------
ASSETS:
Investments (Notes 1, 3 and 4):
  At identified cost............  $ 84,110,203    $73,287,115    $190,585,384    $116,141,290    $324,523,022    $63,247,186
                                  ============    ===========    ============    ============    ============    ===========
  At value......................  $104,306,141    $83,474,099(a) $242,677,319    $119,343,756    $427,423,245    $70,166,718
Cash............................        92,832             --           9,110              --              --         12,841
Receivables:
  Shares of beneficial interest
    sold........................       306,381        153,976         100,042         607,936       1,523,248             --
  Investment securities sold....       515,183        567,134         947,940         849,893              --        416,170
  Dividends and/or interest.....         8,770         29,564         234,040         251,931         433,017         64,549
Prepaid expenses................            --             --              --              --              --             --
Other assets....................            --             --              --              --              --             --
                                  ------------    -----------    ------------    ------------    ------------    -----------
    Total Assets................   105,229,307     84,224,773     243,968,451     121,053,516     429,379,510     70,660,278
                                  ------------    -----------    ------------    ------------    ------------    -----------
LIABILITIES:
Payables:
  Shares of beneficial interest
    redeemed....................            54             86             153               5              15             43
  Investment securities
    purchased...................       800,945      2,648,569       8,563,489       6,572,446              --             --
Cash overdraft..................            --          4,082              --           3,442          20,594             --
Net unrealized depreciation on
  forward foreign exchange
  contracts.....................            --             --              --              --              --             --
Variation margin................            --             --              --              --              --          4,250
Accrued expenses and other
  payables......................            --             --              --              --              --             --
                                  ------------    -----------    ------------    ------------    ------------    -----------
    Total Liabilities...........       800,999      2,652,737       8,563,642       6,575,893          20,609          4,293
                                  ------------    -----------    ------------    ------------    ------------    -----------
NET ASSETS......................  $104,428,308    $81,572,036    $235,404,809    $114,477,623    $429,358,901    $70,655,985
                                  ============    ===========    ============    ============    ============    ===========
NET ASSETS CONSIST OF:
Paid-in Capital.................  $ 85,038,338    $65,669,159    $155,409,177    $104,609,462    $314,648,172    $58,076,025
Undistributed net investment
  income/(loss).................      (144,698)      (194,059)      1,552,594         928,110       1,785,291        516,780
Accumulated net realized
  gain/(loss) on securities,
  futures contracts, written
  options, forward foreign
  exchange contracts and foreign
  currency transactions.........      (661,270)     5,909,952      26,351,103       5,737,585      10,025,215      5,120,980
Net unrealized appreciation/
  (depreciation) on securities,
  futures contracts, written
  options, forward foreign
  exchange contracts and other
  assets and liabilities
  denominated in foreign
  currencies....................    20,195,938     10,186,984      52,091,935       3,202,466     102,900,223      6,942,200
                                  ------------    -----------    ------------    ------------    ------------    -----------
    Total Net Assets............  $104,428,308    $81,572,036    $235,404,809    $114,477,623    $429,358,901    $70,655,985
                                  ============    ===========    ============    ============    ============    ===========
Shares of beneficial interest
  outstanding...................     6,728,323      5,372,075      11,927,548       7,051,667      18,742,530      4,864,413
                                  ============    ===========    ============    ============    ============    ===========
NET ASSET VALUE, offering price
  and redemption price per share
  of beneficial interest
  outstanding...................  $      15.52    $     15.18    $      19.74    $      16.23    $      22.91    $     14.53
                                  ============    ===========    ============    ============    ============    ===========

                                     GROWTH
                                  OPPORTUNITIES
                                     SERIES
                                  -------------
ASSETS:
Investments (Notes 1, 3 and 4):
  At identified cost............   $7,886,666
                                   ==========
  At value......................   $7,931,988
Cash............................    1,548,502
Receivables:
  Shares of beneficial interest
    sold........................       55,540
  Investment securities sold....        4,284
  Dividends and/or interest.....       31,078
Prepaid expenses................           --
Other assets....................           --
                                   ----------
    Total Assets................    9,571,392
                                   ----------
LIABILITIES:
Payables:
  Shares of beneficial interest
    redeemed....................           66
  Investment securities
    purchased...................      718,078
Cash overdraft..................           --
Net unrealized depreciation on
  forward foreign exchange
  contracts.....................           --
Variation margin................           --
Accrued expenses and other
  payables......................           --
                                   ----------
    Total Liabilities...........      718,144
                                   ----------
NET ASSETS......................   $8,853,248
                                   ==========
NET ASSETS CONSIST OF:
Paid-in Capital.................   $8,757,522
Undistributed net investment
  income/(loss).................       22,358
Accumulated net realized
  gain/(loss) on securities,
  futures contracts, written
  options, forward foreign
  exchange contracts and foreign
  currency transactions.........       28,047
Net unrealized appreciation/
  (depreciation) on securities,
  futures contracts, written
  options, forward foreign
  exchange contracts and other
  assets and liabilities
  denominated in foreign
  currencies....................       45,321
                                   ----------
    Total Net Assets............   $8,853,248
                                   ==========
Shares of beneficial interest
  outstanding...................      858,943
                                   ==========
NET ASSET VALUE, offering price
  and redemption price per share
  of beneficial interest
  outstanding...................   $    10.31
                                   ==========

------------------
(a) The All-Growth Series, Managed Global Series and Emerging Markets Series include repurchase agreements amounting to $5,012,855, $669,000 and $906,000, respectively.

                       See Notes to Financial Statements.

                                                                                                                          LIMITED
       MANAGED        EMERGING      DEVELOPING       HARD          REAL         MARKET       MULTIPLE        FULLY        MATURITY
        GLOBAL         MARKETS         WORLD        ASSETS        ESTATE       MANAGER      ALLOCATION      MANAGED         BOND
        SERIES         SERIES         SERIES        SERIES        SERIES        SERIES        SERIES         SERIES        SERIES
     ------------    -----------    -----------   -----------   -----------   ----------   ------------   ------------   -----------
     $106,310,139    $37,411,643    $ 5,728,826   $39,578,999   $74,030,824   $3,797,071   $251,306,072   $191,520,053   $66,085,922
     ============    ===========    ===========   ===========   ===========   ==========   ============   ============   ===========
     $127,521,432(a) $31,069,036(a) $ 4,679,998 $35,641,249   $81,908,102   $7,344,901   $270,797,478   $213,889,153   $66,798,220
          210,770          7,514      1,090,832   3,102,574         8,935      360,552         73,759             --            --
               --        221,421         36,751     133,892       334,287           --        605,453        946,252       481,937
        1,819,395        271,856         11,224     473,961       431,403           --      2,465,935         41,615           675
          280,949        177,036             --     110,399       517,384        4,429      2,090,978      1,137,056     1,327,337
            9,083          4,000             --          --            --           --             --             --            --
               --             --             --          --            --          174             --             --            --
     ------------    -----------    ----------- -----------   -----------   ----------   ------------   ------------   -----------
      129,841,629     31,750,863      5,818,805  39,462,075    83,200,111    7,710,056    276,033,603    216,014,076    68,608,169
     ------------    -----------    ----------- -----------   -----------   ----------   ------------   ------------   -----------
           22,056              1             22          52             1      292,469            177            162            30
        3,549,736         74,308        113,945     696,048       329,394           --        770,025      1,483,485            --
               --             --             --          --            --           --             --         10,078         1,863
           20,980         64,598             --       8,412            --           --             --             --            --
               --             --             --          --            --           --             --             --            --
           21,740             --             --          --            --           --             --             --            --
     ------------    -----------    ----------- -----------   -----------   ----------   ------------   ------------   -----------
        3,614,512        138,907        113,967     704,512       329,395      292,469        770,202      1,493,725         1,893
     ------------    -----------    ----------- -----------   -----------   ----------   ------------   ------------   -----------
     $126,227,117    $31,611,956    $ 5,704,838 $38,757,563   $82,870,716   $7,417,587   $275,263,401   $214,520,351   $68,606,276
     ============    ===========    =========== ===========   ===========   ==========   ============   ============   ===========
     $ 98,168,155    $51,575,234    $ 6,724,988 $41,607,817   $65,202,651   $3,590,326   $226,414,796   $175,829,560   $65,588,981
          220,029       (104,498)        26,787     375,905     2,456,042       65,649      7,247,196      3,496,601     2,650,033
        6,770,832    (13,346,645)         2,323     720,122     7,334,746      213,782     22,110,003     12,824,263      (345,036)
       21,068,101     (6,512,135)    (1,049,260) (3,946,281)    7,877,277    3,547,830     19,491,406     22,369,927       712,298
     ------------    -----------    ----------- -----------   -----------   ----------   ------------   ------------   -----------
     $126,227,117    $31,611,956    $ 5,704,838 $38,757,563   $82,870,716   $7,417,587   $275,263,401   $214,520,351   $68,606,276
     ============    ===========    =========== ===========   ===========   ==========   ============   ============   ===========
        9,127,564      4,229,969        690,919   2,948,465     4,750,030      396,812     20,039,826     12,915,373     6,454,314
     ============    ===========    =========== ===========   ===========   ==========   ============   ============   ===========
     $      13.83    $      7.47    $      8.26 $     13.14   $     17.45   $    18.69   $      13.74   $      16.61   $     10.63
     ============    ===========    =========== ===========   ===========   ==========   ============   ============   ===========


        LIQUID
        ASSET
        SERIES
     ------------
     $108,659,534
     ============
     $108,659,534
               --
        9,579,318
               --
          119,812
               --
               --
     ------------
      118,358,664
     ------------
           28,833
               --
              109
               --
               --
               --
     ------------
           28,942
     ------------
     $118,329,722
     ============
     $118,332,843
               --
           (3,121)
               --
     ------------
     $118,329,722
     ============
      118,332,843
     ============
     $       1.00
     ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Statements of Operations

                                 THE GCG TRUST

               FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

                                    SMALL                     CAPITAL         VALUE        RISING      STRATEGIC       GROWTH
                                     CAP       ALL-GROWTH   APPRECIATION     EQUITY       DIVIDENDS      EQUITY     OPPORTUNITIES
                                   SERIES        SERIES        SERIES        SERIES        SERIES        SERIES        SERIES*
                                 -----------   ----------   ------------   -----------   -----------   ----------   -------------
INVESTMENT INCOME:
Dividends......................  $   128,674   $   34,267   $ 1,614,539    $   984,415   $ 2,664,222   $  493,923      $20,787
Foreign taxes withheld on
  dividend and interest
  income.......................           --         (110)       (1,688)       (12,868)      (39,977)      (1,144)         (67)
Interest.......................      125,081      145,999       647,426        270,478       428,387      152,785       26,073
                                 -----------   ----------   -----------    -----------   -----------   ----------      -------
    Total Investment Income....      253,755      180,156     2,260,277      1,242,025     3,052,632      645,564       46,793
                                 -----------   ----------   -----------    -----------   -----------   ----------      -------
EXPENSES:
Unified fees (Note 2)..........      398,453      374,215     1,043,778        478,878     1,631,046      290,708       24,435
Trustees' fees and expenses
  (Note 2).....................           --           --            --             --            --           --           --
Other..........................           --           --            --             --            --           --           --
                                 -----------   ----------   -----------    -----------   -----------   ----------      -------
    Total Expenses.............      398,453      374,215     1,043,778        478,878     1,631,046      290,708       24,435
                                 -----------   ----------   -----------    -----------   -----------   ----------      -------
NET INVESTMENT INCOME/(LOSS)...     (144,698)    (194,059)    1,216,499        763,147     1,421,586      354,856       22,358
                                 -----------   ----------   -----------    -----------   -----------   ----------      -------
NET REALIZED AND UNREALIZED
  GAIN/(LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCIES (NOTES
  1 AND 3):
Net realized gain/(loss) from:
  Security transactions........    3,547,761    7,452,917    14,465,468      3,363,926     1,975,188    4,162,224       28,039
  Futures contracts............           --           --            --             --            --     (617,579)          --
  Written options..............           --           --            --        287,606            --           --           --
  Investments sold short.......           --           --            --             --            --           --           --
  Forward foreign exchange
    contracts..................           --           --            --             --            --         (111)          --
  Foreign currency
    transactions...............           --           --            --             --            --           --            8
Net change in unrealized
  appreciation/(depreciation)
  on:
  Securities...................    9,599,933      273,507     7,634,019     (5,343,432)   37,748,926     (389,938)      45,321
  Futures contracts............           --           --            --             --            --        4,903           --
  Written options..............           --           --            --         21,727            --           --           --
  Forward foreign exchange
    contracts..................           --           --            --             --            --           --           --
  Other assets and liabilities
    denominated in foreign
    currencies.................           --           --            --             --            --          (17)          --
                                 -----------   ----------   -----------    -----------   -----------   ----------      -------
  Net realized and unrealized
    gain/(loss) on
    investments................   13,147,694    7,726,424    22,099,487     (1,670,173)   39,724,114    3,159,482       73,368
                                 -----------   ----------   -----------    -----------   -----------   ----------      -------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS....  $13,002,996   $7,532,365   $23,315,986    $  (907,026)  $41,145,700   $3,514,338      $95,726
                                 ===========   ==========   ===========    ===========   ===========   ==========      =======

------------------
* The Growth Opportunities Series and Developing World Series commenced operations on February 18, 1998, respectively.

                       See Notes to Financial Statements.

                                                                                                                   LIMITED
       MANAGED      EMERGING     DEVELOPING       HARD          REAL        MARKET     MULTIPLE        FULLY       MATURITY
       GLOBAL        MARKETS        WORLD        ASSETS        ESTATE      MANAGER    ALLOCATION      MANAGED        BOND
       SERIES        SERIES        SERIES*       SERIES        SERIES       SERIES      SERIES        SERIES        SERIES
     -----------   -----------   -----------   -----------   -----------   --------   -----------   -----------   ----------
     $   842,354   $   391,462   $    50,397   $   446,259   $ 2,074,957         --   $ 1,327,447   $ 1,149,842           --
         (81,270)      (18,562)       (1,732)       (5,761)           --         --        (3,173)           --           --
          95,990            --        11,582       111,467        95,105   $101,643     4,705,443     2,347,911   $1,891,280
     -----------   -----------   -----------   -----------   -----------   --------   -----------   -----------   ----------
         857,074       372,900        60,247       551,965     2,170,062    101,643     6,029,717     3,497,753    1,891,280
     -----------   -----------   -----------   -----------   -----------   --------   -----------   -----------   ----------
         721,338       325,298        33,460       210,677       378,555     36,606     1,309,633       933,413      181,617
              --            --            --            --            --         --            --            --           --
             178        13,709            --            --            --         --            --            --           --
     -----------   -----------   -----------   -----------   -----------   --------   -----------   -----------   ----------
         721,516       339,007        33,460       210,677       378,555     36,606     1,309,633       933,413      181,617
     -----------   -----------   -----------   -----------   -----------   --------   -----------   -----------   ----------
         135,558        33,893        26,787       341,288     1,791,507     65,037     4,720,084     2,564,340    1,709,663
     -----------   -----------   -----------   -----------   -----------   --------   -----------   -----------   ----------
       6,197,561    (1,782,546)       (2,082)      450,904     3,012,571    208,771    18,738,356     9,709,221       (1,182)
              --            --            --        42,474            --         --            --            --           --
              --            --            --        28,943            --         --            --            --           --
              --            --         4,405            --            --         --            --            --           --
         568,234      (137,523)           --        76,414            --         --          (469)        1,967           --
         (28,490)     (109,828)           --           356            --         --         5,001        18,120           --
      15,113,760    (3,633,686)   (1,048,828)   (6,592,083)   (8,319,748)   645,197   (10,401,789)   (2,290,266)     154,949
              --            --            --         4,406            --         --            --            --           --
              --            --            --            --            --         --            --            --           --
        (394,627)      (64,598)           --        (8,412)           --         --            --            --           --
          (1,498)      279,402          (432)        3,499            --         --           (50)       32,470           --
     -----------   -----------   -----------   -----------   -----------   --------   -----------   -----------   ----------
      21,454,940    (5,448,779)   (1,046,937)   (5,993,499)   (5,307,177)   853,968     8,341,049     7,471,512      153,767
     -----------   -----------   -----------   -----------   -----------   --------   -----------   -----------   ----------
     $21,590,498   $(5,414,886)  $(1,020,150)  $(5,652,211)  $(3,515,670)  $919,005   $13,061,133   $10,035,852   $1,863,430
     ===========   ===========   ===========   ===========   ===========   ========   ===========   ===========   ==========


       LIQUID
       ASSET
       SERIES
     ----------
             --
             --
     $2,251,462
     ----------
      2,251,462
     ----------
        230,474
          5,874
             --
     ----------
        236,348
     ----------
      2,015,114
     ----------
           (686)
             --
             --
             --
             --
             --
             --
             --
             --
             --
             --
     ----------
           (686)
     ----------
     $2,014,428
     ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Statements of Changes in Net Assets

                                 THE GCG TRUST

               FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

                                            SMALL                         CAPITAL          VALUE           RISING        STRATEGIC
                                             CAP         ALL-GROWTH     APPRECIATION       EQUITY        DIVIDENDS        EQUITY
                                            SERIES         SERIES          SERIES          SERIES          SERIES         SERIES
                                         ------------    -----------    ------------    ------------    ------------    -----------
OPERATIONS:
  Net investment income/(loss).........  $   (144,698)   $  (194,059)   $  1,216,499    $    763,147    $  1,421,586    $   354,856
  Net realized gain/(loss) on
    securities, futures contracts,
    written options, forward foreign
    exchange contracts and foreign
    currency transactions..............     3,547,761      7,452,917      14,465,468       3,651,532       1,975,188      3,544,534
  Net unrealized
    appreciation/(depreciation) on
    securities, futures contracts,
    written options, investments sold
    short, forward foreign exchange
    contracts and other assets and
    liabilities denominated in foreign
    currencies.........................     9,599,933        273,507       7,634,019      (5,321,705)     37,748,926       (385,052)
                                         ------------    -----------    ------------    ------------    ------------    -----------
  Net increase in net assets resulting
    from operations....................    13,002,996      7,532,365      23,315,986        (907,026)     41,145,700      3,514,338
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income................            --             --              --              --              --             --
  In excess of net investment income...            --             --              --              --              --             --
  Net realized gains...................            --             --              --              --              --             --
CAPITAL SHARE TRANSACTIONS:
  Shares sold..........................    31,432,073      7,018,072      31,828,944      37,249,431     151,349,153     17,180,310
  Shares issued as reinvestment of
    dividends..........................            --             --              --              --              --             --
  Shares redeemed......................    (6,402,312)    (6,834,882)    (13,725,729)     (1,912,848)    (15,326,746)    (1,827,188)
                                         ------------    -----------    ------------    ------------    ------------    -----------
NET INCREASE/(DECREASE) IN NET ASSETS
  FROM SHARES OF BENEFICIAL INTEREST
  TRANSACTIONS.........................    25,029,761        183,190      18,103,215      35,336,583     136,022,407     15,353,122
                                         ------------    -----------    ------------    ------------    ------------    -----------
Net increase/(decrease) in net
  assets...............................    38,032,757      7,715,555      41,419,201      34,429,557     177,168,107     18,867,460
NET ASSETS:
Beginning of period....................    66,395,551     73,856,481     193,985,608      80,048,066     252,190,794     51,788,525
                                         ------------    -----------    ------------    ------------    ------------    -----------
End of period..........................  $104,428,308    $81,572,036    $235,404,809    $114,477,623    $429,358,901    $70,655,985
                                         ============    ===========    ============    ============    ============    ===========
Undistributed net investment
  income/(loss)........................  $   (144,698)   $  (194,059)   $  1,552,594    $    928,110    $  1,785,291    $   516,780
                                         ============    ===========    ============    ============    ============    ===========
TRANSACTIONS IN FUND SHARES:
  Shares sold..........................     2,164,426        482,243       1,670,686       2,200,935       6,864,125      1,192,366
  Shares issued as reinvestment of
    dividends..........................            --             --              --              --              --             --
  Shares redeemed......................      (448,795)      (472,055)       (731,793)       (112,781)       (707,537)      (127,612)
                                         ------------    -----------    ------------    ------------    ------------    -----------
Net increase/(decrease)................     1,715,631         10,188         938,893       2,088,154       6,156,588      1,064,754
                                         ============    ===========    ============    ============    ============    ===========

                                            GROWTH
                                         OPPORTUNITIES
                                            SERIES*
                                         -------------
OPERATIONS:
  Net investment income/(loss).........   $   22,358
  Net realized gain/(loss) on
    securities, futures contracts,
    written options, forward foreign
    exchange contracts and foreign
    currency transactions..............       28,047
  Net unrealized
    appreciation/(depreciation) on
    securities, futures contracts,
    written options, investments sold
    short, forward foreign exchange
    contracts and other assets and
    liabilities denominated in foreign
    currencies.........................       45,321
                                          ----------
  Net increase in net assets resulting
    from operations....................       95,726
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income................           --
  In excess of net investment income...           --
  Net realized gains...................           --
CAPITAL SHARE TRANSACTIONS:
  Shares sold..........................    8,957,842
  Shares issued as reinvestment of
    dividends..........................           --
  Shares redeemed......................     (200,320)
                                          ----------
NET INCREASE/(DECREASE) IN NET ASSETS
  FROM SHARES OF BENEFICIAL INTEREST
  TRANSACTIONS.........................    8,757,522
                                          ----------
Net increase/(decrease) in net
  assets...............................    8,853,248
NET ASSETS:
Beginning of period....................           --
                                          ----------
End of period..........................   $8,853,248
                                          ==========
Undistributed net investment
  income/(loss)........................   $   22,358
                                          ==========
TRANSACTIONS IN FUND SHARES:
  Shares sold..........................      877,636
  Shares issued as reinvestment of
    dividends..........................           --
  Shares redeemed......................      (18,693)
                                          ----------
Net increase/(decrease)................      858,943
                                          ==========

------------------

+ As of March 6, 1995, The Trust no longer accepts investments in the Market
  Manager Series.

* The Growth Opportunities Series and Developing World Series commenced operations on February 18, 1998 respectively.

                       See Notes to Financial Statements.

                                                                                                                          LIMITED
       MANAGED       EMERGING     DEVELOPING        HARD          REAL         MARKET       MULTIPLE        FULLY        MATURITY
        GLOBAL        MARKETS        WORLD         ASSETS        ESTATE       MANAGER      ALLOCATION      MANAGED         BOND
        SERIES        SERIES        SERIES*        SERIES        SERIES       SERIES+        SERIES         SERIES        SERIES
     ------------   -----------   -----------   ------------   -----------   ----------   ------------   ------------   -----------
     $    135,558   $    33,893   $    26,787   $    341,288   $ 1,791,507   $   65,037   $  4,720,084   $  2,564,340   $ 1,709,663
        6,737,305    (2,029,897)        2,323        599,091     3,012,571      208,771     18,742,888      9,729,308        (1,182)
       14,717,635    (3,418,882)   (1,049,260)    (6,592,590)   (8,319,748)     645,197    (10,401,839)    (2,257,796)      154,949
     ------------   -----------   -----------   ------------   -----------   ----------   ------------   ------------   -----------
       21,590,498    (5,414,886)   (1,020,150)    (5,652,211)   (3,515,670)     919,005     13,061,133     10,035,852     1,863,430
               --            --            --             --            --           --             --             --            --
               --            --            --             --            --           --             --             --            --
               --            --            --             --            --           --             --             --            --
       13,275,304     3,882,614     7,089,227     11,023,828    15,863,214           --     13,446,706     38,524,947    18,274,315
               --            --            --             --            --           --             --             --            --
      (13,941,258)   (6,291,907)     (364,239)   (12,842,656)   (5,006,796)    (292,468)   (15,843,191)    (4,027,134)   (5,370,688)
     ------------   -----------   -----------   ------------   -----------   ----------   ------------   ------------   -----------
         (665,954)   (2,409,293)    6,724,988     (1,818,828)   10,856,418     (292,468)    (2,396,485)    34,497,813    12,903,627
     ------------   -----------   -----------   ------------   -----------   ----------   ------------   ------------   -----------
       20,924,544    (7,824,179)    5,704,838     (7,471,039)    7,340,748      626,537     10,664,648     44,533,665    14,767,057
      105,302,573    39,436,135            --     46,228,602    75,529,968    6,791,050    264,598,753    169,986,686    53,839,219
     ------------   -----------   -----------   ------------   -----------   ----------   ------------   ------------   -----------
     $126,227,117   $31,611,956   $ 5,704,838   $ 38,757,563   $82,870,716   $7,417,587   $275,263,401   $214,520,351   $68,606,276
     ============   ===========   ===========   ============   ===========   ==========   ============   ============   ===========
     $    220,029   $  (104,498)  $    26,787   $    375,905   $ 2,456,042   $   65,649   $  7,247,196   $  3,496,601   $ 2,650,033
     ============   ===========   ===========   ============   ===========   ==========   ============   ============   ===========
        1,023,677       458,208       728,200        760,574       900,562           --        988,784      2,353,217     1,742,321
               --            --            --             --            --           --             --             --            --
       (1,085,930)     (709,544)      (37,281)      (884,319)     (284,616)     (15,632)    (1,167,232)      (242,182)     (512,322)
     ------------   -----------   -----------   ------------   -----------   ----------   ------------   ------------   -----------
          (62,253)     (251,336)      690,919       (123,745)      615,946      (15,632)      (178,448)     2,111,035     1,229,999
     ============   ===========   ===========   ============   ===========   ==========   ============   ============   ===========


        LIQUID
        ASSET
        SERIES
     ------------
     $  2,015,114
             (686)
               --
     ------------
        2,014,428
       (2,015,114)
               --
               --
      144,655,083
        2,015,138
      (87,792,629)
     ------------
       58,877,592
     ------------
       58,876,906
       59,452,816
     ------------
     $118,329,722
     ============
     $         --
     ============
      144,655,052
        2,015,138
      (87,792,628)
     ------------
       58,877,562
     ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Statements of Changes in Net Assets

                                 THE GCG TRUST

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                SMALL                        CAPITAL         VALUE         RISING       STRATEGIC      MANAGED
                                 CAP         ALL-GROWTH    APPRECIATION     EQUITY       DIVIDENDS       EQUITY         GLOBAL
                                SERIES         SERIES         SERIES        SERIES         SERIES        SERIES         SERIES
                             ------------   ------------   ------------   -----------   ------------   -----------   ------------
OPERATIONS:
  Net investment
    income/(loss)..........  $   (162,277)  $   (351,685)  $  1,602,439   $   789,572   $  1,755,566   $   754,337   $     57,169
  Net realized gain/(loss)
    on securities, futures
    contracts, written
    options, forward
    foreign exchange
    contracts and foreign
    currency
    transactions...........    (2,345,204)     6,011,558     25,886,926     7,969,130     12,060,684     3,043,656      8,487,853
  Net unrealized
    appreciation/(depreciation)
    on securities, futures
    contracts, written
    options, investments
    sold short, forward
    foreign exchange
    contracts and other
    assets and liabilities
    denominated in foreign
    currencies.............     7,983,775     (1,412,789)    15,156,059     4,536,919     32,431,516     5,016,645      2,108,616
                             ------------   ------------   ------------   -----------   ------------   -----------   ------------
  Net increase/(decrease)
    in net assets resulting
    from operations........     5,476,294      4,247,084     42,645,424    13,295,621     46,247,766     8,814,638     10,653,638
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income....            --       (167,479)    (1,586,754)     (777,919)    (1,618,583)     (678,032)    (1,426,847)
  In excess of net
    investment income......            --             --             --            --             --            --       (618,109)
  Net realized gains.......            --     (1,930,785)   (16,079,375)   (6,283,471)    (4,219,889)   (1,942,391)    (6,691,768)
CAPITAL SHARE TRANSACTIONS:
  Shares sold..............    40,302,241      6,640,625     27,704,667    27,490,149     93,744,927    17,949,888     30,137,025
  Shares issued as
    reinvestment of
    dividends..............            --      2,098,264     17,666,128     7,061,390      5,838,473     2,620,421      8,736,723
  Shares redeemed..........   (13,747,702)   (15,781,173)   (25,116,980)   (5,358,048)   (14,040,541)   (5,399,420)   (21,864,490)
                             ------------   ------------   ------------   -----------   ------------   -----------   ------------
NET INCREASE/(DECREASE) IN
  NET ASSETS FROM SHARES OF
  BENEFICIAL INTEREST
  TRANSACTIONS.............    26,554,539     (7,042,284)    20,253,815    29,193,491     85,542,859    15,170,889     17,009,258
                             ------------   ------------   ------------   -----------   ------------   -----------   ------------
Net increase/(decrease) in
  net assets...............    32,030,833     (4,893,464)    45,233,110    35,427,722    125,952,153    21,365,104     18,926,172
NET ASSETS:
Beginning of year..........    34,364,718     78,749,945    148,752,498    44,620,344    126,238,641    30,423,421     86,376,401
                             ------------   ------------   ------------   -----------   ------------   -----------   ------------
End of year................  $ 66,395,551   $ 73,856,481   $193,985,608   $80,048,066   $252,190,794   $51,788,525   $105,302,573
                             ============   ============   ============   ===========   ============   ===========   ============
Undistributed net
  investment
  income/(loss)............  $         --   $         --   $    336,095   $   164,963   $    363,705   $   161,924   $     84,471
                             ============   ============   ============   ===========   ============   ===========   ============
TRANSACTIONS IN FUND
  SHARES:
  Shares sold..............     3,265,056        480,563      1,584,454     1,688,644      5,080,986     1,415,924      2,473,206
  Shares issued as
    reinvestment of
    dividends..............            --        153,255        997,478       437,737        292,301       193,606        752,258
  Shares redeemed..........    (1,114,385)    (1,152,164)    (1,472,937)     (347,566)      (770,378)     (414,126)    (1,798,765)
                             ------------   ------------   ------------   -----------   ------------   -----------   ------------
Net increase/(decrease)....     2,150,671       (518,346)     1,108,995     1,778,815      4,602,909     1,195,404      1,426,699
                             ============   ============   ============   ===========   ============   ===========   ============

------------------

  + As of March 6, 1995, The Trust no longer accepts investments in the Market Manager Series.

                       See Notes to Financial Statements.

                                                                                               LIMITED
       EMERGING         HARD           REAL         MARKET       MULTIPLE        FULLY         MATURITY        LIQUID
       MARKETS         ASSETS         ESTATE       MANAGER      ALLOCATION      MANAGED          BOND          ASSET
        SERIES         SERIES         SERIES       SERIES+        SERIES         SERIES         SERIES         SERIES
     ------------   ------------   ------------   ----------   ------------   ------------   ------------   ------------
     $    (43,868)  $    357,315   $  2,788,949   $  138,390   $ 10,393,283   $  4,051,724   $  4,302,237   $  2,406,915
          893,630      8,342,402      6,334,789      334,050     17,804,014     10,614,478        101,572           (816)
       (3,695,246)    (5,781,864)     4,106,606    1,357,875     14,967,200      7,067,542        454,094             --
     ------------   ------------   ------------   ----------   ------------   ------------   ------------   ------------
       (2,845,484)     2,917,853     13,230,344    1,830,315     43,164,497     21,733,744      4,857,903      2,406,099
          (48,446)      (307,920)    (2,424,102)    (137,990)   (10,225,709)    (4,129,884)    (4,257,186)    (2,406,915)
               --             --             --           --             --             --             --             --
               --     (9,313,654)    (2,696,366)    (329,039)   (17,190,742)    (9,274,889)            --             --
       18,460,665     16,245,443     25,988,226           --      4,363,453     24,402,111     12,322,754    105,883,519
           48,446      9,621,392      5,120,468      467,029     27,416,451     13,404,773      4,257,185      2,406,914
      (27,689,479)   (16,837,912)   (14,823,210)    (624,125)   (55,720,412)   (12,808,700)   (44,658,613)   (87,932,514)
     ------------   ------------   ------------   ----------   ------------   ------------   ------------   ------------
       (9,180,368)     9,028,923     16,285,484     (157,096)   (23,940,508)    24,998,184    (28,078,674)    20,357,919
     ------------   ------------   ------------   ----------   ------------   ------------   ------------   ------------
      (12,074,298)     2,325,202     24,395,360    1,206,190     (8,192,462)    33,327,155    (27,477,957)    20,357,103
       51,510,433     43,903,400     51,134,608    5,584,860    272,791,215    136,659,531     81,317,176     39,095,713
     ------------   ------------   ------------   ----------   ------------   ------------   ------------   ------------
     $ 39,436,135   $ 46,228,602   $ 75,529,968   $6,791,050   $264,598,753   $169,986,686   $ 53,839,219   $ 59,452,816
     ============   ============   ============   ==========   ============   ============   ============   ============
     $   (138,391)  $     34,617   $    664,535   $      612   $  2,527,112   $    932,261   $    940,370             --
     ============   ============   ============   ==========   ============   ============   ============   ============
        1,702,996        868,667      1,496,367           --        332,402      1,541,076      1,145,356    105,883,519
            4,596        622,948        280,846       28,477      2,079,311        849,634        410,051      2,406,914
       (2,527,913)      (878,297)      (843,396)     (38,453)    (4,177,968)      (809,383)    (4,129,852)   (87,932,514)
     ------------   ------------   ------------   ----------   ------------   ------------   ------------   ------------
         (820,321)       613,318        933,817       (9,976)    (1,766,255)     1,581,327     (2,574,445)    20,357,919
     ============   ============   ============   ==========   ============   ============   ============   ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Financial Highlights
                                 THE GCG TRUST
                                SMALL CAP SERIES

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                              SIX MONTHS
                                                                 ENDED            YEAR           YEAR
                                                               06/30/98          ENDED           ENDED
                                                              (UNAUDITED)       12/31/97       12/31/96*
                                                              -----------       --------       ---------
Net asset value, beginning of period........................   $  13.25         $ 12.01         $ 10.00
                                                               --------         -------         -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss.........................................      (0.02)          (0.03)          (0.01)
Net realized and unrealized gain on investments.............       2.29            1.27            2.02
                                                               --------         -------         -------
Total from investment operations............................       2.27            1.24            2.01
                                                               --------         -------         -------
LESS DISTRIBUTIONS:
Dividends from net investment income........................         --              --              --
Distributions from capital gains............................         --              --              --
                                                               --------         -------         -------
Total distributions.........................................         --              --              --
                                                               --------         -------         -------
Net asset value, end of period..............................   $  15.52         $ 13.25         $ 12.01
                                                               ========         =======         =======
Total return................................................      17.13%++        10.32%          20.10%++
                                                               ========         =======         =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................   $104,428         $66,396         $34,365
Ratio of operating expenses to average net assets...........       0.98%+          0.99%           0.99%++
Ratio of net investment loss to average net assets..........      (0.36)%+        (0.34)%         (0.08)%++
Portfolio turnover rate.....................................         60%            130%            117%

------------------

  *  The Small Cap Series commenced operations on January 3,
     1996.
  +  Annualized
 ++  Non-annualized

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Financial Highlights
                                 THE GCG TRUST
                               ALL-GROWTH SERIES*

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                      SIX MONTHS
                                                         ENDED           YEAR          YEAR          YEAR          YEAR
                                                       06/30/98         ENDED         ENDED         ENDED          ENDED
                                                      (UNAUDITED)      12/31/97      12/31/96      12/31/95      12/31/94
                                                      -----------      --------      --------      --------      ---------
Net asset value, beginning of period................    $ 13.77        $ 13.39       $ 13.78       $ 11.86        $ 13.42
                                                        -------        -------       -------       -------        -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)........................      (0.04)         (0.06)         0.14          0.18           0.11
Net realized and unrealized gain/(loss) on
  investments.......................................       1.45           0.84         (0.23)         2.47          (1.56)
                                                        -------        -------       -------       -------        -------
Total from investment operations....................       1.41           0.78         (0.09)         2.65          (1.45)
                                                        -------        -------       -------       -------        -------
LESS DISTRIBUTIONS:
Dividends from net investment income................         --          (0.03)        (0.14)        (0.14)         (0.11)
Distributions from capital gains....................         --          (0.37)        (0.16)        (0.59)            --
                                                        -------        -------       -------       -------        -------
Total distributions.................................         --          (0.40)        (0.30)        (0.73)         (0.11)
                                                        -------        -------       -------       -------        -------
Net asset value, end of period......................    $ 15.18        $ 13.77       $ 13.39       $ 13.78        $ 11.86
                                                        =======        =======       =======       =======        =======
Total return........................................      10.24%++        5.87%        (0.57)%       22.42%        (10.77)%
                                                        =======        =======       =======       =======        =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)................    $81,572        $73,856       $78,750       $93,198        $71,218
Ratio of operating expenses to average net assets...       0.98%+         0.99%         1.00%         1.01%          1.00%
Ratio of net investment income/(loss) to average net
  assets............................................      (0.51)%+       (0.47)%        0.86%         1.42%          1.08%
Portfolio turnover rate.............................         82%           325%          118%           81%           196%

------------------

  *  Since February 3, 1997, Pilgrim Baxter & Associates, Ltd.
     has served as Portfolio Manager for the All-Growth Series.
     Prior to that date, a different firm served as Portfolio
     Manager.
  +  Annualized
 ++  Non-annualized

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Financial Highlights
                                 THE GCG TRUST
                          CAPITAL APPRECIATION SERIES

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                   SIX MONTHS
                                                      ENDED           YEAR          YEAR          YEAR          YEAR
                                                    06/30/98         ENDED         ENDED         ENDED          ENDED
                                                   (UNAUDITED)      12/31/97      12/31/96      12/31/95      12/31/94
                                                   -----------      --------      --------      --------      ---------
Net asset value, beginning of period.............   $  17.65        $  15.06      $  13.51      $  11.34       $ 11.76
                                                    --------        --------      --------      --------       -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income............................       0.10            0.16          0.16          0.19          0.23
Net realized and unrealized gain/(loss) on
  investments....................................       1.99            4.19          2.57          3.22         (0.42)
                                                    --------        --------      --------      --------       -------
Total from investment operations.................       2.09            4.35          2.73          3.41         (0.19)
                                                    --------        --------      --------      --------       -------
LESS DISTRIBUTIONS:
Dividends from net investment income.............         --           (0.16)        (0.17)        (0.15)        (0.23)
Distributions from capital gains.................         --           (1.60)        (1.01)        (1.09)           --
                                                    --------        --------      --------      --------       -------
Total distributions..............................         --           (1.76)        (1.18)        (1.24)        (0.23)
                                                    --------        --------      --------      --------       -------
Net asset value, end of period...................   $  19.74        $  17.65      $  15.06      $  13.51       $ 11.34
                                                    ========        ========      ========      ========       =======
Total return.....................................      11.84%++        28.95%        20.26%        30.16%        (1.59)%
                                                    ========        ========      ========      ========       =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).............   $235,405        $193,986      $148,752      $122,227       $88,890
Ratio of operating expenses to average net
  assets.........................................       0.98%+          0.99%         1.00%         1.01%         1.00%
Ratio of net investment income to average net
  assets.........................................       1.14%+          0.95%         1.12%         1.53%         1.96%
Portfolio turnover rate..........................         29%             51%           64%           98%           84%

------------------

  +  Annualized
 ++  Non-annualized

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Financial Highlights
                                 THE GCG TRUST
                              VALUE EQUITY SERIES

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                              SIX MONTHS
                                                                 ENDED           YEAR          YEAR          YEAR
                                                               06/30/98#        ENDED         ENDED          ENDED
                                                              (UNAUDITED)      12/31/97      12/31/96      12/31/95*
                                                              -----------      --------      --------      ---------
Net asset value, beginning of period........................   $  16.13        $ 13.92       $ 13.18        $ 10.00
                                                               --------        -------       -------        -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................        .13           0.16          0.22           0.08
Net realized and unrealized gain on investments.............       (.03)          3.63          1.18           3.44
                                                               --------        -------       -------        -------
Total from investment operations............................       0.10           3.79          1.40           3.52
                                                               --------        -------       -------        -------
LESS DISTRIBUTIONS:
Dividends from net investment income........................         --          (0.18)        (0.19)         (0.06)
Distributions from capital gains............................         --          (1.40)        (0.47)         (0.28)
                                                               --------        -------       -------        -------
Total distributions.........................................         --          (1.58)        (0.66)         (0.34)
                                                               --------        -------       -------        -------
Net asset value, end of period..............................   $  16.23        $ 16.13       $ 13.92        $ 13.18
                                                               ========        =======       =======        =======
Total return................................................       0.62%++       27.28%        10.62%         35.21%
                                                               ========        =======       =======        =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................   $114,478        $80,048       $44,620        $28,830
Ratio of operating expenses to average net assets...........       0.98%+         0.99%         1.00%          1.01%
Ratio of net investment income to average net assets........       1.56%+         1.31%         1.80%          1.53%
Portfolio turnover rate.....................................         55%           128%          131%            86%

------------------

  *  The Value Equity Series commenced operations on January 3,
     1995.
  +  Annualized
 ++  Non-annualized
  # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Financial Highlights
                                 THE GCG TRUST
                            RISING DIVIDENDS SERIES

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                      SIX MONTHS
                                                         ENDED           YEAR          YEAR           YEAR          YEAR
                                                       06/30/98         ENDED          ENDED         ENDED         ENDED
                                                      (UNAUDITED)      12/31/97      12/31/96#      12/31/95      12/31/94
                                                      -----------      --------      ---------      --------      --------
Net asset value, beginning of period................   $  20.04        $  15.81      $  13.30       $ 10.22       $ 10.30
                                                       --------        --------      --------       -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...............................       0.07            0.14          0.14          0.13          0.14
Net realized and unrealized gain/(loss) on
  investments.......................................       2.80            4.57          2.61          3.04         (0.08)
                                                       --------        --------      --------       -------       -------
Total from investment operations....................       2.87            4.71          2.75          3.17          0.06
                                                       --------        --------      --------       -------       -------
LESS DISTRIBUTIONS:
Dividends from net investment income................         --           (0.13)        (0.13)        (0.09)        (0.14)
Distributions from capital gains....................         --           (0.35)        (0.11)           --            --
                                                       --------        --------      --------       -------       -------
Total distributions.................................         --           (0.48)        (0.24)        (0.09)        (0.14)
                                                       --------        --------      --------       -------       -------
Net asset value, end of period......................   $  22.91        $  20.04      $  15.81       $ 13.30       $ 10.22
                                                       ========        ========      ========       =======       =======
Total return........................................      14.32%++        29.82%        20.65%        31.06%         0.59%
                                                       ========        ========      ========       =======       =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)................   $429,359        $252,191      $126,239       $81,210       $50,712
Ratio of operating expenses to average net assets...       0.98%+          0.99%         1.00%         1.01%         1.00%
Ratio of net investment income to average net
  assets............................................       0.85%+          0.96%         0.99%         1.24%         1.88%
Portfolio turnover rate.............................          2%             26%           15%           43%           26%

------------------

  +  Annualized
 ++  Non-annualized
  # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Financial Highlights
                                 THE GCG TRUST
                            STRATEGIC EQUITY SERIES

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                              SIX MONTHS
                                                                 ENDED           YEAR           YEAR          PERIOD
                                                              06/30/98##        ENDED          ENDED           ENDED
                                                              (UNAUDITED)      12/31/97      12/31/96##      12/31/95*
                                                              -----------      --------      ----------      ---------
Net asset value, beginning of period........................    $ 13.63        $ 11.68        $ 10.01         $10.00
                                                                -------        -------        -------         ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................       0.08           0.20           0.23           0.06
Net realized and unrealized gain/(loss) on investments......       0.82           2.49           1.71          (0.03)#
                                                                -------        -------        -------         ------
Total from investment operations............................       0.90           2.69           1.94           0.03
                                                                -------        -------        -------         ------
LESS DISTRIBUTIONS:
Dividends from net investment income........................         --          (0.19)         (0.14)         (0.02)
Distributions from capital gains............................         --          (0.55)         (0.13)            --
                                                                -------        -------        -------         ------
Total distributions.........................................         --          (0.74)         (0.27)         (0.02)
                                                                -------        -------        -------         ------
Net asset value, end of period..............................    $ 14.53        $ 13.63        $ 11.68         $10.01
                                                                =======        =======        =======         ======
Total return................................................       6.60%++       23.16%         19.39%          0.33%++
                                                                =======        =======        =======         ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................    $70,656        $51,789        $30,423         $8,067
Ratio of operating expenses to average net assets...........       0.98%+         0.99%          1.00%          1.00%+
Ratio of net investment income to average net assets........       1.19%+         1.88%          2.05%          4.04%+
Portfolio turnover rate.....................................         69%           105%           133%            29%

------------------

  *  The Strategic Equity Series commenced operations on October
     2, 1995.
  +  Annualized
 ++  Non-annualized
  # The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales and redemption of Series shares.
 ## Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Financial Highlights
                                 THE GCG TRUST
                          GROWTH OPPORTUNITIES SERIES*

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                PERIOD
                                                                 ENDED
                                                               06/30/98*
                                                              (UNAUDITED)
                                                              -----------
Net asset value, beginning of period........................    $10.00
                                                                ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................      0.03
Net realized and unrealized gain/(loss) on investments......      0.28
                                                                ------
Total from investment operations............................      0.31
                                                                ------
LESS DISTRIBUTIONS:
Dividends from net investment income........................        --
                                                                ------
Total distributions.........................................        --
                                                                ------
Net asset value, end of period..............................    $10.31
                                                                ======
Total return................................................      3.10%++
                                                                ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................    $8,853
Ratio of operating expenses to average net assets...........      1.10%+
Ratio of net investment income to average net assets........      1.01%+
Portfolio turnover rate.....................................        13%

------------------
* The Growth Opportunities Series commenced operations on February 18, 1998. + Annualized
++ Non-annualized

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Financial Highlights
                                 THE GCG TRUST
                             MANAGED GLOBAL SERIES*

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                    SIX MONTHS
                                                       ENDED           YEAR            YEAR            YEAR           YEAR
                                                     06/30/98          ENDED           ENDED           ENDED          ENDED
                                                    (UNAUDITED)      12/31/97       12/31/96**#      12/31/95#      12/31/94#
                                                    -----------      ---------      -----------      ---------      ---------
Net asset value, beginning of period..............   $  11.46        $  11.13         $  9.96         $  9.26        $ 10.67
                                                     --------        --------         -------         -------        -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income.............................       0.01            0.02            0.04            0.05           0.07
Net realized and unrealized gain/(loss) on
  investments.....................................       2.36            1.33            1.18            0.65          (1.48)
                                                     --------        --------         -------         -------        -------
Total from investment operations..................       2.37            1.35            1.22            0.70          (1.41)
                                                     --------        --------         -------         -------        -------
LESS DISTRIBUTIONS:
Dividends from net investment income..............         --           (0.17)             --              --             --
Dividends in excess of net investment income......         --           (0.07)             --              --             --
Distributions from capital gains..................         --           (0.78)          (0.05)             --             --
                                                     --------        --------         -------         -------        -------
Total distributions...............................         --           (1.02)          (0.05)             --             --
                                                     --------        --------         -------         -------        -------
Net asset value, end of period....................   $  13.83        $  11.46         $ 11.13         $  9.96        $  9.26
                                                     ========        ========         =======         =======        =======
Total return......................................      20.68%++        12.17%          12.27%           7.56%        (13.21)%
                                                     ========        ========         =======         =======        =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)..............   $126,227        $105,354         $86,376         $72,375        $86,209
Ratio of operating expenses to average net
  assets..........................................       1.25%+          1.36%           1.26%           1.26%          1.31%
Decrease reflected in above expense ratio due to
  expense
  limitations.....................................         --              --              --            0.09%          0.09%
Ratio of net investment income to average net
  assets..........................................       0.23%+          0.06%           0.39%           0.51%          0.69%
Portfolio turnover rate...........................         82%            199%            141%             44%           N/A

------------------
 * Since March 3, 1997, Putnam Investment Management, Inc. has served as Portfolio Manager of the Account. Prior to that date, different firms served as Portfolio Manager.
** On September 3, 1996, the Managed Global Account of Separate Account D of
   Golden American Life Insurance Company was reorganized into the Trust. Net investment income and net realized gains earned prior to September 3, 1996 are not subject to Internal Revenue Code distribution requirements for regulated investment companies. Financial highlights from prior periods have been restated to account for the entity as if it had been a regulated investment company since the commencement of operations.
 + Annualized
 ++ Non-annualized
 # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Financial Highlights
                                 THE GCG TRUST
                            EMERGING MARKET SERIES*

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                       SIX MONTHS
                                                          ENDED           YEAR          YEAR          YEAR          YEAR
                                                        06/30/98         ENDED         ENDED         ENDED         ENDED
                                                       (UNAUDITED)      12/31/97      12/31/96      12/31/95      12/31/94
                                                       -----------      --------      --------      --------      --------
Net asset value, beginning of period.................    $  8.80        $  9.72       $  9.06       $ 10.08       $ 12.44
                                                         -------        -------       -------       -------       -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income................................       0.01          (0.01)         0.04          0.04            --
Net realized and unrealized gain/(loss) on
  investments........................................      (1.34)         (0.90)         0.62         (1.06)        (1.89)
                                                         -------        -------       -------       -------       -------
Total from investment operations.....................      (1.33)         (0.91)         0.66         (1.02)        (1.89)
                                                         -------        -------       -------       -------       -------
LESS DISTRIBUTIONS:
Dividends from net investment income.................         --          (0.01)           --            --            --
Distributions from capital gains.....................         --             --            --         (0.00)#       (0.47)
                                                         -------        -------       -------       -------       -------
Total distributions..................................         --          (0.01)           --         (0.00)        (0.47)
                                                         -------        -------       -------       -------       -------
Net asset value, end of period.......................    $  7.47        $  8.80       $  9.72       $  9.06       $ 10.08
                                                         =======        =======       =======       =======       =======
Total return.........................................     (15.11)%++      (9.37)%        7.28%       (10.11)%      (15.18)%
                                                         =======        =======       =======       =======       =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).................    $31,612        $39,436       $51,510       $47,974       $65,224
Ratio of operating expenses to average net assets....       1.82%+         1.80%         1.55%         1.53%         1.73%
Ratio of net investment income/(loss) to average net
  assets.............................................       0.18%+         (.09)%        0.38%         0.40%         0.03%
Portfolio turnover rate..............................         47%           170%          136%          141%          106%

------------------
* Since March 3, 1997, Putnam Investment Management, Inc. has served as Portfolio Manager for the Emerging Markets Series. Prior to that date, a different firm served as Portfolio Manager.
+ Annualized
++ Non-annualized
# Amount represents less than $0.01 per share.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Financial Highlights
                                 THE GCG TRUST
                            DEVELOPING WORLD SERIES*

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                PERIOD
                                                                 ENDED
                                                               06/30/98*
                                                              (UNAUDITED)
                                                              -----------
Net asset value, beginning of period........................    $ 10.00
                                                                -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................       0.05
Net realized and unrealized gain/(loss) on investments......      (1.79)
                                                                -------
Total from investment operations............................      (1.74)
                                                                -------
LESS DISTRIBUTIONS:
Dividends from net investment income........................         --
                                                                -------
Total distributions.........................................         --
                                                                -------
Net asset value, end of period..............................    $  8.26
                                                                =======
Total return................................................     (17.40)%++
                                                                =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................    $ 5,705
Ratio of operating expenses to average net assets...........       1.76%+
Ratio of net investment income to average net assets........       1.41%+
Portfolio turnover rate.....................................         37%

------------------

  *  The Developing World Series commenced operations on February
     18, 1998.
  +  Annualized
 ++  Non-annualized

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Financial Highlights
                                 THE GCG TRUST
                              HARD ASSETS SERIES*

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                      SIX MONTHS
                                                         ENDED           YEAR          YEAR          YEAR          YEAR
                                                       06/30/98         ENDED         ENDED         ENDED          ENDED
                                                      (UNAUDITED)      12/31/97      12/31/96      12/31/95      12/31/94
                                                      -----------      --------      --------      --------      ---------
Net asset value, beginning of period................    $ 15.05        $ 17.85       $ 15.04       $ 13.88        $ 13.89
                                                        -------        -------       -------       -------        -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income...............................       0.12           0.14          0.05          0.15           0.13
Net realized and unrealized gain/(loss) on
  investments.......................................      (2.03)          0.99          4.92          1.34           0.23
                                                        -------        -------       -------       -------        -------
Total from investment operations....................      (1.91)          1.13          4.97          1.49           0.36
                                                        -------        -------       -------       -------        -------
LESS DISTRIBUTIONS:
Dividends from net investment income................         --          (0.13)        (0.07)        (0.13)         (0.13)
Distributions from capital gains....................         --          (3.80)        (2.09)        (0.20)         (0.24)
                                                        -------        -------       -------       -------        -------
Total distributions.................................         --          (3.93)        (2.16)        (0.33)         (0.37)
                                                        -------        -------       -------       -------        -------
Net asset value, end of period......................    $ 13.14        $ 15.05       $ 17.85       $ 15.04        $ 13.88
                                                        =======        =======       =======       =======        =======
Total return........................................     (12.62)%++       6.22%        33.17%        10.69%          2.53%
                                                        =======        =======       =======       =======        =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)................    $38,758        $46,229       $43,903       $27,147        $32,879
Ratio of operating expenses to average net assets...       0.98%+         0.99%         1.00%         1.01%          1.00%
Ratio of net investment income to average net
  assets............................................       1.59%+         0.76%         0.34%         0.89%          1.01%
Portfolio turnover rate.............................         82%           124%           96%           24%            25%

------------------
* Prior to January 23, 1997, the Hard Assets Series was named the Natural Resources Series.
+ Annualized
++ Non-annualized

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Financial Highlights
                                 THE GCG TRUST
                              REAL ESTATE SERIES*

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                      SIX MONTHS
                                                         ENDED           YEAR          YEAR          YEAR          YEAR
                                                       06/30/98         ENDED         ENDED         ENDED          ENDED
                                                      (UNAUDITED)      12/31/97      12/31/96      12/31/95      12/31/94
                                                      -----------      --------      --------      --------      ---------
Net asset value, beginning of period................    $ 18.27        $ 15.98       $ 12.63       $ 11.29        $ 11.18
                                                        -------        -------       -------       -------        -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...............................       0.36           0.69          0.70          0.75           0.60
Net realized and unrealized gain on investments.....      (1.18)          2.93          3.70          1.12           0.11#
                                                        -------        -------       -------       -------        -------
Total from investment operations....................      (0.82)          3.62          4.40          1.87           0.71
                                                        -------        -------       -------       -------        -------
LESS DISTRIBUTIONS:
Dividends from net investment income................         --          (0.63)        (0.77)        (0.53)         (0.60)
Distributions from capital gains....................         --          (0.70)        (0.28)           --             --
                                                        -------        -------       -------       -------        -------
Total distributions.................................         --          (1.33)        (1.05)        (0.53)         (0.60)
                                                        -------        -------       -------       -------        -------
Net asset value, end of period......................    $ 17.45        $ 18.27       $ 15.98       $ 12.63        $ 11.29
                                                        =======        =======       =======       =======        =======
Total return........................................      (4.11)%++      22.79%        35.30%        16.59%          6.34%
                                                        =======        =======       =======       =======        =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)................    $82,871        $75,530       $51,135       $34,975        $37,336
Ratio of operating expenses to average net assets...       0.98%+         0.99%         1.00%         1.01%          1.00%
Ratio of net investment income to average net
  assets............................................       4.64%+         4.49%         5.53%         5.79%          5.31%
Portfolio turnover rate.............................         18%            41%           31%           53%            64%

------------------

  * Since January 1, 1995, E.I.I. Realty Securities, Inc. has served as Portfolio Manager for the Real Estate Series. Prior to that date, a different firm served as Portfolio Manager.
  +  Annualized
 ++  Non-annualized
  # The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales and redemptions of Series shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Financial Highlights
                                 THE GCG TRUST
                            MARKET MANAGER SERIES**

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                             SIX MONTHS
                                                                ENDED           YEAR          YEAR          YEAR         PERIOD
                                                              06/30/98         ENDED         ENDED         ENDED          ENDED
                                                             (UNAUDITED)      12/31/97      12/31/96      12/31/95      12/31/94*
                                                             -----------      --------      --------      --------      ---------
Net asset value, beginning of period.....................      $16.47          $13.22        $12.03        $10.02        $10.00
                                                               ------          ------        ------        ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income....................................        0.16            0.36          0.46          0.37          0.02
Net realized and unrealized gain on investments..........        2.06            4.11          1.89          2.06          0.02
                                                               ------          ------        ------        ------        ------
Total from investment operations.........................        2.22            4.47          2.35          2.43          0.04
                                                               ------          ------        ------        ------        ------
LESS DISTRIBUTIONS:
Dividends from net investment income.....................          --           (0.36)        (0.46)        (0.37)        (0.02)
Distributions from capital gains.........................          --           (0.86)        (0.70)        (0.05)           --
                                                               ------          ------        ------        ------        ------
Total distributions......................................          --           (1.22)        (1.16)        (0.42)        (0.02)
                                                               ------          ------        ------        ------        ------
Net asset value, end of period...........................      $18.69          $16.47        $13.22        $12.03        $10.02
                                                               ======          ======        ======        ======        ======
Total return.............................................       13.60%++        33.82%        19.40%        24.33%         0.44%++
                                                               ======          ======        ======        ======        ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).....................      $7,418          $6,791        $5,585        $5,952        $2,754
Ratio of operating expenses to average net assets........        1.01%+          1.01%         1.02%         0.89%           --
Decrease reflected in above expense ratio due to expense
  limitations............................................          --              --            --          0.13%         0.13%++
Ratio of net investment income to average net assets.....        1.80%+          2.19%         3.06%         3.42%         0.65%++
Portfolio turnover rate..................................          --              --            --             5%           --

------------------
 * The Market Manager Series commenced operations on November 14, 1994.
** On January 2, 1998, ING Investment Management, LLC ("IIM") became the
   Portfolio Manager of the Series. From March 3, 1997 to January 1, 1998, Equitable Investment Services, Inc., an affiliate of IIM, was the Portfolio Manager of the Series. Prior to March 3, 1997, the Series had been advised by other Portfolio Managers.
 + Annualized
 ++ Non-annualized

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Financial Highlights
                                 THE GCG TRUST
                           MULTIPLE ALLOCATION SERIES

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                  SIX MONTHS
                                                     ENDED           YEAR          YEAR          YEAR          YEAR
                                                   06/30/98         ENDED         ENDED         ENDED         ENDED
                                                  (UNAUDITED)      12/31/97      12/31/96      12/31/95      12/31/94
                                                  -----------      --------      --------      --------      --------
Net asset value, beginning of period............   $  13.09        $  12.41      $  12.52      $  11.33      $  11.89
                                                   --------        --------      --------      --------      --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income...........................       0.24            0.57          0.56          0.58          0.42
Net realized and unrealized gain/(loss) on
  investments...................................       0.41            1.58          0.52          1.56         (0.56)
                                                   --------        --------      --------      --------      --------
Total from investment operations................       0.65            2.15          1.08          2.14         (0.14)
                                                   --------        --------      --------      --------      --------
LESS DISTRIBUTIONS:
Dividends from net investment income............         --           (0.55)        (0.58)        (0.45)        (0.42)
Distributions from capital gains................         --           (0.92)        (0.61)        (0.50)           --
                                                   --------        --------      --------      --------      --------
Total distributions.............................         --           (1.47)        (1.19)        (0.95)        (0.42)
                                                   --------        --------      --------      --------      --------
Net asset value, end of period..................   $  13.74        $  13.09      $  12.41      $  12.52      $  11.33
                                                   ========        ========      ========      ========      ========
Total return....................................       4.97%++        17.44%         8.77%        18.93%        (1.18)%
                                                   ========        ========      ========      ========      ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)............   $275,263        $264,599      $272,791      $307,691      $299,392
Ratio of operating expenses to average net
  assets........................................       0.98%+          0.99%         1.00%         1.01%         1.00%
Ratio of net investment income to average net
  assets........................................       3.53%+          3.88%         3.86%         4.42%         3.56%
Portfolio turnover rate.........................         28%             79%          158%          187%          291%

------------------
+ Annualized
++ Non-annualized

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Financial Highlights
                                 THE GCG TRUST
                             FULLY MANAGED SERIES*

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                   SIX MONTHS
                                                      ENDED           YEAR          YEAR          YEAR          YEAR
                                                    06/30/98#        ENDED         ENDED         ENDED         ENDED
                                                   (UNAUDITED)      12/31/97      12/31/96      12/31/95      12/31/94
                                                   -----------      --------      --------      --------      --------
Net asset value, beginning of period.............   $  15.73        $  14.82      $  13.79      $  11.70      $ 12.99
                                                    --------        --------      --------      --------      -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income............................       0.22            0.39          0.56          0.45         0.35
Net realized and unrealized gain/(loss) on
  investments....................................       0.66            1.86          1.69          1.98        (1.29)
                                                    --------        --------      --------      --------      -------
Total from investment operations.................       0.88            2.25          2.25          2.43        (0.94)
                                                    --------        --------      --------      --------      -------
LESS DISTRIBUTIONS:
Dividends from net investment income.............         --           (0.41)        (0.56)        (0.34)       (0.35)
Distributions from capital gains.................         --           (0.93)        (0.66)           --           --
                                                    --------        --------      --------      --------      -------
Total distributions..............................         --           (1.34)        (1.22)        (0.34)       (0.35)
                                                    --------        --------      --------      --------      -------
Net asset value, end of period...................   $  16.61        $  15.73      $  14.82      $  13.79      $ 11.70
                                                    ========        ========      ========      ========      =======
Total return.....................................       5.59%++        15.27%        16.36%        20.80%       (7.27)%
                                                    ========        ========      ========      ========      =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).............   $214,520        $169,987      $136,660      $118,589      $99,854
Ratio of operating expenses to average net
  assets.........................................       0.98%+          0.99%         1.00%         1.01%        1.00%
Ratio of net investment income to average net
  assets.........................................       2.69%+          2.67%         3.83%         3.41%        2.62%
Portfolio turnover rate..........................         26%             48%           45%          113%          66%

------------------
* Since January 1, 1995, T. Rowe Price Associates, Inc. has served as Portfolio Manager for the Fully Managed Series. Prior to that date, a different firm served as Portfolio Manager.
+ Annualized
++ Non-annualized
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Financial Highlights
                                 THE GCG TRUST
                         LIMITED MATURITY BOND SERIES*

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                          SIX MONTHS
                                                             ENDED           YEAR           YEAR           YEAR          YEAR
                                                           06/30/98#         ENDED          ENDED         ENDED          ENDED
                                                          (UNAUDITED)      12/31/97#      12/31/96#      12/31/95      12/31/94
                                                          -----------      ---------      ---------      --------      ---------
Net asset value, beginning of period....................    $ 10.31         $ 10.43        $ 11.15       $  9.98        $ 10.62
                                                            -------         -------        -------       -------        -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income...................................       0.29            0.60           0.59          0.60           0.51
Net realized and unrealized gain/(loss) on
  investments...........................................       0.03            0.09          (0.13)         0.57          (0.64)
                                                            -------         -------        -------       -------        -------
Total from investment operations........................       0.32            0.69           0.46          1.17          (0.13)
                                                            -------         -------        -------       -------        -------
LESS DISTRIBUTIONS:
Dividends from net investment income....................         --           (0.81)         (1.15)           --          (0.51)
Distributions from capital gains........................         --              --          (0.03)           --             --
                                                            -------         -------        -------       -------        -------
Total distributions.....................................         --           (0.81)         (1.18)           --          (0.51)
                                                            -------         -------        -------       -------        -------
Net asset value, end of period..........................    $ 10.63         $ 10.31        $ 10.43       $ 11.15        $  9.98
                                                            =======         =======        =======       =======        =======
Total return............................................       3.10%++         6.67%          4.32%        11.72%         (1.19)%
                                                            =======         =======        =======       =======        =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)....................    $68,606         $53,839        $81,317       $90,081        $72,213
Ratio of operating expenses to average net assets.......       0.60%+          0.61%          0.61%         0.61%          0.60%
Ratio of net investment income to average net assets....       5.64%+          5.71%          5.33%         5.58%          4.73%
Portfolio turnover rate.................................          0%##           81%           250%          302%           209%

------------------

  * On January 2, 1998, ING Investment Management, LLC ("IIM") became the Portfolio Manager of the Series. From August 13, 1996 to January 1, 1998, Equitable Investment Services, Inc., an affiliate of IIM, was the Portfolio Manager of the Series. Prior to August 13, 1996, the Series had been advised by other Portfolio Managers.
  +  Annualized
 ++  Non-annualized
  # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
 ##  Represents less than 1%.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Financial Highlights
                                 THE GCG TRUST
                              LIQUID ASSET SERIES*

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                          SIX MONTHS
                                                             ENDED           YEAR          YEAR          YEAR          YEAR
                                                           06/30/98         ENDED         ENDED         ENDED          ENDED
                                                          (UNAUDITED)      12/31/97      12/31/96      12/31/95      12/31/94
                                                          -----------      --------      --------      --------      ---------
Net asset value, beginning of period....................   $   1.00        $  1.00       $  1.00       $  1.00        $  1.00
                                                           --------        -------       -------       -------        -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...................................      0.025          0.050         0.049         0.054          0.040
                                                           --------        -------       -------       -------        -------
Total from investment operations........................      0.025          0.050         0.049         0.054          0.040
                                                           --------        -------       -------       -------        -------
LESS DISTRIBUTIONS:
Dividends from net investment income....................     (0.025)        (0.050)       (0.049)       (0.054)        (0.040)
                                                           --------        -------       -------       -------        -------
Total distributions.....................................     (0.025)        (0.050)       (0.049)       (0.054)        (0.040)
                                                           --------        -------       -------       -------        -------
Net asset value, end of period..........................   $   1.00        $  1.00       $  1.00       $  1.00        $  1.00
                                                           ========        =======       =======       =======        =======
Total return............................................       2.55%++        5.07%         5.01%         5.51%          3.89%
                                                           ========        =======       =======       =======        =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)....................   $118,330        $59,453       $39,096       $38,589        $46,122
Ratio of operating expenses to average net assets.......       0.60%+         0.61%         0.61%         0.61%          0.61%
Ratio of net investment income to average net assets....       5.10%+         4.99%         4.89%         5.39%          3.89%

------------------

  * On January 2, 1998, ING Investment Management, LLC ("IIM") became the Portfolio Manager of the Series. From August 13, 1996 to January 1, 1998, Equitable Investment Services, Inc., an affiliate of IIM, was the Portfolio Manager of the Series. Prior to August 13, 1996, the Series had been advised by other Portfolio Managers.
  +  Annualized
 ++  Non-annualized

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments

                                 THE GCG TRUST
                                SMALL CAP SERIES

                           JUNE 30, 1998 (UNAUDITED)

                                                           VALUE
 SHARES                                                   (NOTE 1)
 ------                                                   --------
COMMON STOCKS -- 94.5%
ADVERTISING -- 3.3%
  121,275    Outdoor Systems Inc.+..................    $  3,395,700
                                                        ------------
AIRLINES -- 2.6%
   25,000    Continental Airlines, Inc., Class B+...       1,521,875
   42,600    SkyWest, Inc...........................       1,192,800
                                                        ------------
                                                           2,714,675
                                                        ------------
APPAREL -- 2.5%
   45,000    The Finish Line, Inc., Class A+........       1,265,625
   42,000    WestPoint Stevens Inc.+................       1,386,000
                                                        ------------
                                                           2,651,625
                                                        ------------
BANKING/FINANCIAL -- 3.1%
   16,100    CMAC Investments Corporation...........         990,150
   30,000    North Fork Bancorporation Inc..........         733,125
   38,400    Sovereign Bancorp Inc..................         627,600
   15,000    Wilmington Trust Corporation...........         913,125
                                                        ------------
                                                           3,264,000
                                                        ------------
BIO TECHNOLOGY -- 2.7%
   17,000    IDEC Pharmaceuticals Corporation+......         400,563
   71,700    INCYTE Pharmaceuticals Inc.+...........       2,446,762
                                                        ------------
                                                           2,847,325
                                                        ------------
BROADCASTING, RADIO AND TV -- 3.6%
             Capstar Broadcasting Corporation, Class
   25,000    A+.....................................         628,125
   10,050    Clear Channel Communications, Inc.+....       1,096,706
   34,400    Jacor Communications, Inc.+............       2,029,600
                                                        ------------
                                                           3,754,431
                                                        ------------
COMMERCIAL SERVICES -- 4.6%
   15,000    America Online, Inc....................       1,590,000
   15,000    Cognizant Corporation..................         946,875
   11,600    Pittway Corporation, Class A...........         856,950
   19,100    QRS Corp.+.............................         718,637
    4,000    Yahoo! Inc.+...........................         630,000
                                                        ------------
                                                           4,742,462
                                                        ------------
COMMUNICATION -- 4.1%
   43,800    Ascend Communications, Inc.+...........       2,170,838
   19,000    Tellabs, Inc.+.........................       1,360,875
   10,100    Transaction Network Service Inc.+......         212,731
   14,300    Visual Networks Inc.+..................         523,737
                                                        ------------
                                                           4,268,181
                                                        ------------
COMPUTER SOFTWARE -- 10.1%
   47,400    CBT Group PLC, ADR+....................       2,535,900
   15,000    Citrix Systems, Inc.+..................       1,025,625
   28,000    HBO & Company..........................         987,000
   28,200    Intuit Inc.+...........................       1,727,250
    8,100    Keane Inc.+............................         453,600
   22,500    Network Associates, Inc.+..............       1,077,187
   44,000    Saville Systems PLC, ADR+..............       2,205,500
   18,100    Software AG Systems, Inc.+.............         529,425
                                                        ------------
                                                          10,541,487
                                                        ------------
CONSUMER SERVICES -- 3.5%
   20,000    Bed, Bath & Beyond Inc.+...............       1,036,250
   40,000    Michaels Stores Inc.+..................       1,411,250
   36,700    Technology Solutions Company+..........       1,162,931
                                                        ------------
                                                           3,610,431
                                                        ------------

                                                           VALUE
 SHARES                                                   (NOTE 1)
 ------                                                   --------
FINANCIAL SERVICES -- 1.5%
             Enhance Financial Services Group
   24,400    Inc. ..................................    $    823,500
   14,000    The Finova Group Inc. .................         792,750
                                                        ------------
                                                           1,616,250
                                                        ------------
FOOD AND BEVERAGES -- 2.2%
   25,900    Earthgrains Company....................       1,447,163
   32,100    Keebler Foods Company+.................         882,750
                                                        ------------
                                                           2,329,913
                                                        ------------
FOOD -- RETAIL -- 0.2%
   15,000    Food Lion, Inc., Class A...............         159,375
                                                        ------------
FURNITURE, HOME AND OFFICE -- 1.7%
   32,500    Knoll Inc.+............................         950,625
   32,000    Leggett & Platt Inc....................         800,000
                                                        ------------
                                                           1,750,625
                                                        ------------
HEALTH CARE -- 2.3%
   58,000    Lincare Holdings Inc.+.................       2,439,625
                                                        ------------
HEALTH MAINTENANCE -- 3.0%
   35,000    Elan Corporation PLC, ADR+.............       2,250,937
   24,500    Omnicare Inc. .........................         934,063
                                                        ------------
                                                           3,185,000
                                                        ------------
HOSPITAL MANAGEMENT AND SERVICES -- 1.0%
   49,000    Hooper Holmes, Inc.....................       1,029,000
                                                        ------------
INSURANCE -- 0.4%
    7,100    Fremont General Corporation............         384,731
                                                        ------------
LEISURE -- 2.3%
   30,750    Family Golf Centers Inc.+..............         778,359
   24,800    Premier Parks Inc.+....................       1,652,300
                                                        ------------
                                                           2,430,659
                                                        ------------
MEDICAL SERVICES -- 2.3%
   84,000    Medquist Inc.+.........................       2,425,500
                                                        ------------
MEDICAL SUPPLIES -- 2.2%
   10,100    Bergen Brunswig Corporation............         468,388
   25,500    Biomet, Inc............................         843,094
   23,000    Safeskin Corporation+..................         945,875
                                                        ------------
                                                           2,257,357
                                                        ------------
OIL AND GAS -- EQUIPMENT AND SERVICES -- 0.6%
   32,000    Varco International Inc.+..............         634,000
                                                        ------------
PHARMACEUTICALS -- 4.8%
   43,900    ALZA Corporation+......................       1,898,675
   59,400    Forest Laboratories, Inc.+ ............       2,123,550
   16,700    Medimmune Inc.+........................       1,041,662
                                                        ------------
                                                           5,063,887
                                                        ------------
POLLUTION CONTROL -- 1.4%
   30,517    USA Waste Services Inc.+...............       1,506,777
                                                        ------------
REAL ESTATE INVESTMENT TRUST -- 0.7%
   31,800    Indymac Mortgage Holdings, Inc.........         723,450
                                                        ------------
RESTAURANTS -- 3.9%
   37,380    CKE Restaurants, Inc...................       1,541,925
   39,000    Outback Steakhouse, Inc.+..............       1,521,000
   24,800    Showbiz Pizza Time, Inc.+ .............         999,750
                                                        ------------
                                                           4,062,675
                                                        ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments -- (Continued)

                                 THE GCG TRUST
                                SMALL CAP SERIES

                           JUNE 30, 1998 (UNAUDITED)

                                                           VALUE
 SHARES                                                   (NOTE 1)
 ------                                                   --------
COMMON STOCKS -- (CONTINUED)
   RETAIL -- 16.9%
   23,300    BJ's Wholesale Club, Inc.+.............    $    946,563
   72,600    The Bon-Ton Stores, Inc.+..............       1,166,137
   34,400    Borders Group+.........................       1,272,800
   27,800    Brylane Inc.+..........................       1,278,800
             The Elder-Beerman Stores
   76,100    Corporation+...........................       2,030,919
   80,900    Family Dollar Stores Inc...............       1,496,650
   32,200    Fred Meyer Inc.+.......................       1,368,500
   62,400    Linens 'N Things Inc.+.................       1,907,100
   26,000    N2K Inc.+..............................         510,250
   16,000    Office Depot, Inc.+....................         505,000
   21,400    Proffitts Inc.+........................         864,025
   36,000    Rent-Way, Inc.+........................       1,098,000
   39,600    Stage Stores Inc.+.....................       1,791,900
   49,000    Sunglass Hut International, Inc.+......         542,063
   13,600    Whole Foods Market Inc.+...............         822,800
                                                        ------------
                                                          17,601,507
                                                        ------------
   TELECOMMUNICATIONS EQUIPMENT -- 0.9%
   14,000    Ciena Corporation+.....................         974,750
                                                        ------------
   TRANSPORTATION/SERVICES -- 3.4%
   43,100    Coach USA Inc.+........................       1,952,969
             Kansas City Southern Industries,
   31,300    Inc....................................       1,553,263
                                                        ------------
                                                           3,506,232
                                                        ------------
   WHOLESALE DISTRIBUTORS -- 2.7%
   23,900    U.S. Foodservice, Inc.+................         837,994
   17,400    United Stationers, Inc.+...............       1,126,650
   35,700    VWR Scientific Products Corporation+...         879,112
                                                        ------------
                                                           2,843,756
                                                        ------------
             Total Common Stocks
             (Cost $78,519,448).....................      98,715,386
                                                        ------------

PRINCIPAL                                                    VALUE
  AMOUNT                                                    (NOTE 1)
---------                                                   --------
COMMERCIAL PAPER -- 5.4%
$1,500,000    General Electric Capital, 5.659%++ due
                07/14/1998............................    $  1,496,983
   300,000    Lexington Parker, 5.647%++ due
                07/02/1998............................         299,953
   800,000    Merrill Lynch & Company, 5.705%++ due
                07/09/1998............................         799,001
   800,000    Merrill Lynch & Company, 5.688%++ due
                07/13/1998............................         798,507
 1,000,000    Thunder Bay Funding, 6.008%++ due
                07/07/1998............................         999,013
 1,200,000    Twin Towers, 5.884%++ due 07/15/1998....       1,197,298
                                                          ------------
              Total Commercial Paper
                (Cost $5,590,755).....................       5,590,755
                                                          ------------
TOTAL INVESTMENTS (COST $84,110,203*)........     99.9%    104,306,141
OTHER ASSETS AND LIABILITIES (NET)...........      0.1         122,167
                                                 -----    ------------
NET ASSETS...................................    100.0%   $104,428,308
                                                 =====    ============

----------------------
* Aggregate cost for Federal tax purposes.
+ Non-income producing security.
++ Annualized yield at date of purchase.

                               GLOSSARY OF TERMS
                       ADR -- American Depositary Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments

                                 THE GCG TRUST
                               ALL-GROWTH SERIES

                           JUNE 30, 1998 (UNAUDITED)

                                                            VALUE
 SHARES                                                   (NOTE 1)
 ------                                                   --------
COMMON STOCKS -- 96.2%
   AUTO RELATED -- 3.1%
   27,300    Harley-Davidson, Inc. ..................    $ 1,057,875
   33,600    Tower Automotive, Inc.+.................      1,440,600
                                                         -----------
                                                           2,498,475
                                                         -----------
   APPAREL -- 0.9%
   13,200    Jones Apparel Group, Inc.+..............        482,625
   11,300    Wolverine World Wide, Inc. .............        245,069
                                                         -----------
                                                             727,694
                                                         -----------
   BROADCAST, RADIO AND TELEVISION -- 0.8%
    2,700    Clear Channel Communications, Inc.+.....        294,638
    6,100    Jacor Communications, Inc.+.............        359,900
                                                         -----------
                                                             654,538
                                                         -----------
   COMPUTER HARDWARE -- 2.7%
   44,800    Celestica Inc.+.........................        840,000
    9,200    Jabil Circuit, Inc. ....................        304,175
   18,500    Kent Electronics Corporation+...........        338,781
   17,400    Solectron Corporation...................        731,887
                                                         -----------
                                                           2,214,843
                                                         -----------
   COMPUTER SOFTWARE AND SERVICES -- 15.4%
    8,100    America Online, Inc.+...................        858,600
   32,100    BMC Software Inc.+......................      1,667,194
    9,500    Checkpointe Software Technology+........        311,125
   16,900    Citrix Systems, Inc.+...................      1,155,538
   22,600    Computer Horizons Corporation+..........        837,613
   42,600    Compuware Corporation+..................      2,177,925
   21,900    i2 Technologies, Inc.+..................        769,237
   51,500    J.D. Edwards & Company..................      2,211,281
   20,600    Keane, Inc. ............................      1,153,600
   21,600    PeopleSoft, Inc. .......................      1,015,200
    9,600    Veritas Software Corporation+...........        397,200
                                                         -----------
                                                          12,554,513
                                                         -----------
   COMPUTER SYSTEMS -- 0.1%
    2,300    Avid Technology, Inc.+..................         77,050
                                                         -----------
   EDUCATIONAL SERVICES -- 2.8%
   49,200    Apollo Group, Inc.+.....................      1,626,675
   12,900    CBT Group PLC, ADR+.....................        690,150
                                                         -----------
                                                           2,316,825
                                                         -----------
   ELECTRONICS -- 0.9%
   20,200    Applied Power Inc., Class A.............        694,375
                                                         -----------
   ENVIRONMENTAL SERVICES -- 3.9%
   63,800    Allied Waste Industries, Inc.+..........      1,531,200
   23,700    American Disposal Services +............      1,110,937
   19,100    Superior Services, Inc.+................        574,194
                                                         -----------
                                                           3,216,331
                                                         -----------
   FINANCIAL SERVICES -- 4.1%
   25,300    Amresco, Inc. ..........................        736,863
   43,800    FIRSTPLUS Financial Group, Inc.+........      1,653,450
   13,200    Newcourt Credit Group, Inc. ............        649,275
   12,900    Sirrom Capital Corporation..............        335,400
                                                         -----------
                                                           3,374,988
                                                         -----------
   FOOD & KINDRED PRODUCTS -- 1.2%
   16,300    Suiza Foods Corporation+................        972,906
                                                         -----------

                                                            VALUE
 SHARES                                                   (NOTE 1)
 ------                                                   --------
   HEALTH CARE SERVICES -- 11.2%
   65,600    HBO & Company...........................    $ 2,312,400
   27,300    HEALTHSOUTH Corporation.................        728,568
   37,900    IDEXX Laboratories, Inc.+...............        942,762
   46,900    Quintiles Transnational Corporation.....      2,306,894
   11,800    Rexall Sundown, Inc.+...................        415,950
   12,600    STERIS Corporation+.....................        801,281
   29,100    Total Renal Care Holdings, Inc. ........      1,003,950
   10,800    Waters Corporation+.....................        636,525
                                                         -----------
                                                           9,148,330
                                                         -----------
   HOTELS/RESORTS -- 0.4%
   19,100    Signature Resorts, Inc. ................        315,150
                                                         -----------
   LEISURE, SPORTING AND RECREATION -- 2.9%
   36,000    Premier Parks Inc.+.....................      2,398,500
                                                         -----------
   MEDICAL -- HOSPITAL MANAGEMENT AND SERVICES -- 0.7%
   15,700    Sunrise Assisted Living+................        539,687
                                                         -----------
   MEDICAL DEVICES -- 1.1%
   26,300    Arterial Vascular Engineering, Inc.+....        940,225
                                                         -----------
   NETWORK SOFTWARE -- 2.5%
   68,900    Xylan Corporation+......................      2,054,081
                                                         -----------
   OFFICE SUPPLIES -- 0.5%
   13,050    Staples, Inc.+..........................        377,634
                                                         -----------
   OIL AND GAS -- EQUIPMENT AND SERVICES -- 7.4%
   67,600    BJ Services Company+....................      1,964,625
   22,900    Burlington Resources Inc. ..............        986,131
   15,400    CAMCO International, Inc. ..............      1,199,275
   17,600    Diamond Offshore Drilling, Inc. ........        704,000
   41,900    Global Industries Ltd.+.................        707,062
   15,100    Newpark Resources, Inc.+................        167,987
   10,900    Santa Fe International Corporation......        329,725
                                                         -----------
                                                           6,058,805
                                                         -----------
   PHARMACEUTICALS -- 0.5%
   10,500    Medicis Pharmaceutical Class A+.........        383,250
                                                         -----------
   PRINTING SERVICES -- 0.5%
             Lexmark International Group, Inc., Class
    6,600    A+......................................        402,600
                                                         -----------
   REAL ESTATE SERVICES -- 1.3%
             CB Commercial Real Estate Services
   10,500      Group, Inc.+..........................        351,094
   20,200    Trammell Crow Company+..................        675,438
                                                         -----------
                                                           1,026,532
                                                         -----------
   RETAIL -- 5.4%
    5,000    Bed Bath & Beyond, Inc. ................        259,063
   20,600    Borders Group, Inc. ....................        762,200
    9,000    CDW Computer Centers, Inc.+.............        450,000
   21,400    General Nutrition Companies, Inc.+......        666,075
   42,100    Starbucks Corporation+..................      2,249,719
                                                         -----------
                                                           4,387,057
                                                         -----------
   SEMICONDUCTORS -- 3.8%
   26,500    ATMI, Inc.+.............................        397,500
   10,200    Altera Corporation+.....................        301,538
   13,000    Analog Devices, Inc.+...................        319,312
   10,500    Etec Systems, Inc.+.....................        369,469
    5,500    Linear Technology Corporation...........        331,719
   11,300    Novellus Systems, Inc. .................        403,269
   30,800    Vitesse Semiconductor Corporation.......        950,950
                                                         -----------
                                                           3,073,757
                                                         -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments -- (Continued)

                                 THE GCG TRUST
                               ALL-GROWTH SERIES

                           JUNE 30, 1998 (UNAUDITED)

                                                            VALUE
 SHARES                                                   (NOTE 1)
 ------                                                   --------
COMMON STOCKS -- (CONTINUED)
   SERVICES -- 8.9%
   26,600    AccuStaff Inc.+.........................    $   831,250
   38,300    Central Parking Corporation.............      1,742,650
   19,200    Danka Business Systems PLC, ADR.........        226,800
   26,600    Gartner Group, Inc., Class A+...........        931,000
   48,800    HA-LO Industries, Inc.+.................      1,518,900
   19,300    Paychex, Inc. ..........................        785,269
   28,700    Snyder Communications, Inc.+............      1,262,800
                                                         -----------
                                                           7,298,669
                                                         -----------
   TELECOMMUNICATIONS EQUIPMENT -- 10.4%
   53,600    Advanced Fibre Communications...........      2,147,350
   47,100    Ascend Communications, Inc.+............      2,334,394
   55,500    FORE Systems, Inc.+.....................      1,470,750
   28,200    Tekelec+................................      1,261,950
   11,900    Uniphase Corporation....................        747,097
   17,000    World Access Inc.+......................        510,000
                                                         -----------
                                                           8,471,541
                                                         -----------
   TELECOMMUNICATIONS SERVICES -- 2.8%
   26,300    Saville Systems PLC, ADR................      1,318,288
   23,400    Star Telecommunications, Inc.+..........        523,575
   29,900    Tel-Save Holdings, Inc.+................        441,025
                                                         -----------
                                                           2,282,888
                                                         -----------
             Total Common Stocks
             (Cost $68,274,260)......................     78,461,244
                                                         -----------

PRINCIPAL                                                   VALUE
AMOUNT                                                    (NOTE 1)
---------                                                 --------
 REPURCHASE AGREEMENT -- 6.1%
     (Cost $5,012,855)
 $5,012,855    Agreement with Corestates Phi,
                 5.720% dated 06/30/1998 to be
                 repurchased at $5,013,654 on
                 07/01/1998, collateralized
                 by: $4,990,000 Federal
                 National Mortgage
                 Association, due 02/15/1998;
                 $30,000 Federal Home Loan
                 Bank, 5.790% due 02/15/2099;
                 (Market value $5,143,272)....           $ 5,012,855
                                                         -----------
TOTAL INVESTMENTS (COST $73,287,115*).........  102.3%    83,474,099
OTHER ASSETS AND LIABILITIES (NET)............   (2.3)    (1,902,063)
                                                -----    -----------
NET ASSETS....................................  100.0%   $81,572,036
                                                =====    ===========

                               GLOSSARY OF TERMS
                       ADR -- American Depositary Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments

                                 THE GCG TRUST
                          CAPITAL APPRECIATION SERIES

                           JUNE 30, 1998 (UNAUDITED)

                                                           VALUE
  SHARES                                                  (NOTE 1)
  ------                                                  --------
COMMON STOCKS -- 96.1%
AUTOMOTIVE -- 1.9%
     40,000    Ford Motor Company...................    $  2,360,000
     31,000    General Motors Corporation...........       2,071,187
                                                        ------------
                                                           4,431,187
                                                        ------------
BANKS -- 8.0%
     50,000    BankAmerica Corporation..............       4,321,875
     46,336    Chase Manhattan Corporation..........       3,498,368
     20,000    Citicorp.............................       2,985,000
     50,000    Fleet Financial Group, Inc. .........       4,175,000
     52,000    NationsBank Corporation..............       3,978,000
                                                        ------------
                                                          18,958,243
                                                        ------------
BUILDING -- 1.8%
     46,000    Equity Residential Properties
               Trust................................       2,182,125
     63,000    Felcor Suite Hotels, Inc. ...........       1,976,625
                                                        ------------
                                                           4,158,750
                                                        ------------
COMMODITIES -- 7.4%
     50,000    du Pont (E.I.) de Nemours &
               Company..............................       3,731,250
     57,000    Imperial Chemical Industries.........       3,676,500
    160,000    Millennium Chemicals, Inc., ADR......       5,420,000
     82,000    Monsanto Company.....................       4,581,750
                                                        ------------
                                                          17,409,500
                                                        ------------
COMPUTER SOFTWARE -- 0.8%
     35,000    Computer Associates International,
               Inc. ................................       1,944,687
                                                        ------------
CONSUMER STAPLES -- 4.0%
     50,000    Avon Products, Inc. .................       3,875,000
     98,500    Gillette Company.....................       5,583,719
                                                        ------------
                                                           9,458,719
                                                        ------------
ELECTRONICS -- 0.9%
     30,000    Intel Corporation....................       2,223,750
                                                        ------------
ENTERTAINMENT -- 4.0%
    112,200    Comcast Corporation, Class A, Special
                 Shares (Non-Voting)................       4,554,619
     58,100    Time Warner Inc. ....................       4,963,919
                                                        ------------
                                                           9,518,538
                                                        ------------
FINANCIAL SERVICES -- 5.8%
     57,000    GreenPoint Financial Corporation.....       2,144,625
     76,500    Mellon Bank Corporation..............       5,326,313
    125,000    SLM Holding Corporation..............       6,125,000
                                                        ------------
                                                          13,595,938
                                                        ------------
HOTELS/MOTELS -- 1.8%
     90,000    Starwood Hotels & Resorts............       4,348,125
                                                        ------------
INFORMATION PROCESSING -- 9.0%
    157,500    Compaq Computer Corporation..........       4,469,063
    140,000    HBO & Company........................       4,935,000
     35,000    International Business Machines
                 Corporation........................       4,018,437
     48,000    Microsoft Corporation+...............       5,202,000
     35,000    Tellabs, Inc.+.......................       2,506,875
                                                        ------------
                                                          21,131,375
                                                        ------------
INSURANCE -- 7.9%
     41,373    Allstate Corporation.................       3,788,215
    114,000    Household International Inc. ........       5,671,500
     69,500    Travelers Group Inc. ................       4,213,438
     77,500    United HealthCare Corporation........       4,921,250
                                                        ------------
                                                          18,594,403
                                                        ------------

                                                           VALUE
  SHARES                                                  (NOTE 1)
  ------                                                  --------
MANUFACTURING -- 4.4%
     85,000    Tyco International Ltd. .............    $  5,355,000
    175,000    United States Filter Corporation+....       4,910,937
                                                        ------------
                                                          10,265,937
                                                        ------------
PETROLEUM -- 6.6%
     84,000    Amerada Hess Corporation.............       4,562,250
     35,000    Anadarko Petroleum Corporation.......       2,351,563
     60,000    McDermott International, Inc. .......       2,066,250
     23,800    Mobil Corporation....................       1,823,675
    130,000    Unocal Corporation...................       4,647,500
                                                        ------------
                                                          15,451,238
                                                        ------------
PHARMACEUTICALS -- 7.7%
     78,000    Glaxo Wellcome PLC, ADR..............       4,665,375
     75,800    Medtronic Inc. ......................       4,832,250
     63,100    Schering-Plough Corporation..........       5,781,537
     40,200    Warner-Lambert Company...............       2,788,875
                                                        ------------
                                                          18,068,037
                                                        ------------
RETAIL -- 7.4%
     79,000    Dayton Hudson Corporation............       3,831,500
    100,000    Federated Department Store...........       5,381,250
     62,000    Home Depot Inc. .....................       5,149,875
    130,000    TJX Companies, Inc. .................       3,136,250
                                                        ------------
                                                          17,498,875
                                                        ------------
TELECOMMUNICATIONS -- 3.4%
     90,000    Bell Atlantic Corporation............       4,106,250
     82,500    US West, Inc. .......................       3,877,500
                                                        ------------
                                                           7,983,750
                                                        ------------
TOBACCO -- 4.8%
     78,900    Philip Morris Companies Inc. ........       3,106,688
    110,000    RJR Nabisco Holdings Corporation.....       2,605,625
    128,000    Service Corporation International....       5,488,000
                                                        ------------
                                                          11,200,313
                                                        ------------
UTILITY -- 6.6%
    112,500    CMS Energy Corporation...............       4,957,031
     80,000    Carolina Power & Light Company.......       3,470,000
    160,000    Edison International.................       4,730,000
     60,000    Texas Utilities Company..............       2,497,500
                                                        ------------
                                                          15,654,531
                                                        ------------
WASTE DISPOSAL -- 1.9%
    125,000    Waste Management, Inc. ..............       4,375,000
                                                        ------------
               Total Common Stocks
               (Cost $174,178,960)..................     226,270,896
                                                        ------------

 PRINCIPAL
  AMOUNT
 ---------
U.S. TREASURY OBLIGATION -- 7.0%
(Cost $16,406,424)
U.S. TREASURY BILL:
$16,519,000    5.009%++ due 08/20/1998..............      16,406,423
                                                        ------------
TOTAL INVESTMENTS (COST $190,585,384*).......  103.1%    242,677,319
OTHER ASSETS AND LIABILITIES (NET)...........   (3.1)     (7,272,510)
                                               -----    ------------
NET ASSETS...................................  100.0%   $235,404,809
                                               =====    ============

----------------------

* Aggregate cost for Federal tax purposes.
+ Non-income producing security.
++ Annualized yield at date of purchase.

                               GLOSSARY OF TERMS
                       ADR -- American Depositary Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments

                                 THE GCG TRUST
                              VALUE EQUITY SERIES

                           JUNE 30, 1998 (UNAUDITED)

                                                           VALUE
  SHARES                                                  (NOTE 1)
  ------                                                  --------
COMMON STOCKS -- 90.3%
AEROSPACE/DEFENSE -- 1.9%
    36,000    Raytheon Company......................    $  2,128,500
                                                        ------------
BANKS -- 2.0%
    30,000    Chase Manhattan Corporation...........       2,265,000
                                                        ------------
BUILDING MATERIALS -- 2.0%
   100,000    Allegheny Teledyne Inc. ..............       2,281,250
                                                        ------------
CHEMICALS -- 5.8%
    65,000    Crompton & Knowles Corporation........       1,637,188
    27,300    du Pont (E.I.) de Nemours & Company...       2,037,262
    28,500    Imperial Chemical Industries, PLC
                ADR.................................       1,838,250
    46,300    Morton International, Inc. ...........       1,157,500
                                                        ------------
                                                           6,670,200
                                                        ------------
COMMUNICATION AND INFORMATION -- 1.7%
    49,300    SBC Communications Inc. ..............       1,972,000
                                                        ------------
COMPUTER SERVICES -- 3.0%
    40,000    Electronic Data Systems Corporation...       1,600,000
    73,300    Stratus Computer, Inc.+...............       1,855,406
                                                        ------------
                                                           3,455,406
                                                        ------------
ELECTRONICS -- 4.5%
    26,400    AMP Inc. .............................         907,500
    50,000    Philips Electronics N.V. .............       4,250,000
                                                        ------------
                                                           5,157,500
                                                        ------------
FINANCIAL SERVICES -- 5.2%
    40,000    Freddie Mac...........................       1,882,500
    82,000    SLM Holding Corporation...............       4,018,000
                                                        ------------
                                                           5,900,500
                                                        ------------
HEALTH CARE -- 7.8%
    35,000    Bausch & Lomb, Inc. ..................       1,754,375
   130,000    Columbia/HCA Healthcare Corporation...       3,786,250
    50,000    Humana, Inc. .........................       1,559,375
   235,000    MedPartners, Inc.+....................       1,880,000
                                                        ------------
                                                           8,980,000
                                                        ------------
HOUSEHOLD PRODUCTS -- 1.0%
    30,000    Libbey Inc............................       1,149,375
                                                        ------------
INSTRUMENTS -- CONTROLS -- 1.6%
    50,000    General Signal Corporation............       1,800,000
                                                        ------------
INSURANCE -- 4.7%
    48,400    Aetna Inc. ...........................       3,684,450
    40,000    Travelers Property Casualty
                Corporation, Class A................       1,715,000
                                                        ------------
                                                           5,399,450
                                                        ------------
INVESTMENT COMPANIES -- 4.6%
    70,000    Security Capital Group Incorporated,
                Class B Shares+.....................       1,863,750
    30,000    Standard and Poor's Depositary
                Receipts............................       3,399,375
                                                        ------------
                                                           5,263,125
                                                        ------------
MACHINE -- DIVERSIFIED -- 2.0%
    50,000    American Standard Companies, Inc.+....       2,234,375
                                                        ------------
MANUFACTURING -- 3.5%
    90,000    Tupperware Corporation................       2,531,250
    75,200    Walter Industries, Inc.+..............       1,424,100
                                                        ------------
                                                           3,955,350
                                                        ------------
PAPER & RELATED PRODUCTS -- 1.1%
    45,000    Schweitzer-Mauduit International,
                Inc. ...............................       1,305,000
                                                        ------------

                                                           VALUE
  SHARES                                                  (NOTE 1)
  ------                                                  --------
PETROLEUM -- 10.2%
    45,000    Ashland Inc. .........................    $  2,323,125
    20,000    British Petroleum Company, ADR........       1,765,000
    46,800    Diamond Offshore Drilling, Inc. ......       1,872,000
    22,000    Exxon Corporation.....................       1,568,875
    32,500    Royal Dutch Petroleum Company, ADR....       1,781,406
    60,200    Sonat, Inc. ..........................       2,325,225
                                                        ------------
                                                          11,635,631
                                                        ------------
PHARMACEUTICALS -- 0.9%
    26,400    Abbott Laboratories...................       1,079,100
                                                        ------------
RETAIL -- 3.4%
    25,000    Federated Department Stores, Inc.+....       1,345,313
   110,000    Toys R Us Inc.+.......................       2,591,875
                                                        ------------
                                                           3,937,188
                                                        ------------
STEEL -- 1.6%
    80,200    British Steel PLC, ADR................       1,824,550
                                                        ------------
TELECOMMUNICATIONS -- 1.6%
    27,500    BellSouth Corporation.................       1,845,937
                                                        ------------
TOBACCO -- 11.4%
   230,000    Dimon, Inc. ..........................       2,587,500
    52,500    Fortune Brands, Inc. .................       2,017,969
    70,000    Philip Morris Companies, Inc. ........       2,756,250
   113,600    RJR Nabisco Holdings Corporation......       2,690,900
   110,000    UST Inc. .............................       2,970,000
                                                        ------------
                                                          13,022,619
                                                        ------------
UTILITIES -- 2.6%
    74,600    PacifiCorp. ..........................       1,687,825
    50,000    Teco Energy, Inc. ....................       1,340,625
                                                        ------------
                                                           3,028,450
                                                        ------------
WASTE DISPOSAL -- 2.6%
    85,000    Waste Management, Inc. ...............       2,975,000
                                                        ------------
WHOLESALE DISTRIBUTORS -- 1.2%
   125,000    Unisource Worldwide, Inc. ............       1,351,562
                                                        ------------
WIRE AND CABLE PRODUCTS -- 2.4%
   115,500    Essex International, Inc.+............       2,728,688
                                                        ------------
              Total Common Stocks
                (Cost $100,143,290).................     103,345,756
                                                        ------------

PRINCIPAL
  AMOUNT
----------
DISCOUNT NOTES -- 14.0%
(Cost $15,998,000)
$15,998,000   Federal Home Loan Mortgage
                Corporation,
                5.576%++ due 07/01/1998.............      15,998,000
                                                        ------------

TOTAL INVESTMENTS (COST $116,141,290*).......  104.3%    119,343,756
OTHER ASSETS AND LIABILITIES (NET)...........   (4.3)     (4,866,133)
                                               -----    ------------
NET ASSETS...................................  100.0%   $114,477,623
                                               =====    ============

---------------------
* Aggregate cost for Federal tax purposes.
+ Non-income producing security.
++ Annualized yield at date of purchase.

                               GLOSSARY OF TERMS
                       ADR -- American Depositary Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments

                                 THE GCG TRUST
                            RISING DIVIDENDS SERIES

                           JUNE 30, 1998 (UNAUDITED)

                                                           VALUE
  SHARES                                                  (NOTE 1)
  ------                                                  --------
COMMON STOCKS -- 94.0%
BANKS -- 5.2%
    179,876    Banc One Corporation.................    $ 10,039,328
     79,650    Fifth Third Bancorp..................       5,017,950
    197,360    Norwest Corporation..................       7,376,330
                                                        ------------
                                                          22,433,608
                                                        ------------
BEVERAGES -- 1.1%
     54,000    Coca-Cola Company....................       4,617,000
                                                        ------------
CHEMICALS AND ALLIED PRODUCTS -- 5.8%
    145,600    du Pont (E.I.) de Nemours &
                 Company............................      10,865,400
    203,520    PPG Industries, Inc. ................      14,157,360
                                                        ------------
                                                          25,022,760
                                                        ------------
COMPUTERS AND OFFICE EQUIPMENT -- 3.3%
    234,510    Hewlett-Packard Company..............      14,041,286
                                                        ------------
CONSUMER PRODUCTS -- 2.1%
     95,200    Gillette Company.....................       5,396,650
     41,140    Procter & Gamble Company.............       3,746,311
                                                        ------------
                                                           9,142,961
                                                        ------------
CONSUMER SERVICES -- 1.7%
    138,880    Cintas Corporation...................       7,082,880
                                                        ------------
DATA SERVICES -- 5.9%
    124,500    Automatic Data Processing Inc. ......       9,072,937
    409,110    Electronic Data Systems
                 Corporation........................      16,364,400
                                                        ------------
                                                          25,437,337
                                                        ------------
ELECTRIC MACHINERY -- 0.8%
     58,080    Emerson Electric Company.............       3,502,950
                                                        ------------
ELECTRICAL EQUIPMENT -- 5.8%
    136,620    General Electric Company.............      12,432,420
     92,340    Grainger (W.W.), Inc. ...............       4,599,686
    126,620    Linear Technology Corporation........       7,636,769
                                                        ------------
                                                          24,668,875
                                                        ------------
FINANCIAL SERVICES -- 12.2%
    448,080    Equifax Inc. ........................      16,270,905
    266,100    Franklin Resources Inc. .............      14,369,400
    181,780    Morgan Stanley Dean Witter &
                 Company............................      16,610,147
     74,320    State Street Boston Corporation......       5,165,240
                                                        ------------
                                                          52,415,692
                                                        ------------
FOOD -- 6.5%
    274,780    Bestfoods............................      15,954,414
     85,100    Kellogg Company......................       3,196,569
     90,480    Wrigley, (Wm) Jr. Company............       8,867,040
                                                        ------------
                                                          28,018,023
                                                        ------------
INSURANCE -- 3.8%
     31,450    General Re Corporation...............       8,059,063
    132,900    Marsh & McLennan Companies, Inc. ....       8,032,144
                                                        ------------
                                                          16,091,207
                                                        ------------
LEISURE ENTERTAINMENT -- 2.6%
    103,880    Disney (Walt) Company................      10,913,893
                                                        ------------
MANUFACTURING -- 1.2%
     80,300    Illinois Tool Work...................       5,355,006
                                                        ------------

                                                           VALUE
  SHARES                                                  (NOTE 1)
  ------                                                  --------
MEDICAL BIOTECHNOLOGY -- 1.7%
    112,270    Medtronic, Inc. .....................    $  7,157,213
                                                        ------------
PAPER AND ALLIED PRODUCTS -- 3.0%
    277,260    Kimberly-Clark Corporation...........      12,719,303
                                                        ------------
PETROLEUM -- 7.5%
    151,600    Exxon Corporation....................      10,810,975
    133,950    Mobil Corporation....................      10,263,919
    205,840    Royal Dutch Petroleum................      11,282,605
                                                        ------------
                                                          32,357,499
                                                        ------------
PHARMACEUTICALS -- 9.7%
    208,100    Abbott Laboratories..................       8,506,087
    214,710    Johnson & Johnson....................      15,834,863
    128,200    Merck & Company, Inc. ...............      17,146,750
                                                        ------------
                                                          41,487,700
                                                        ------------
PUBLISHING -- 1.1%
     69,000    Gannett Company......................       4,903,313
                                                        ------------
RESTAURANTS -- 2.8%
    175,650    McDonald's Corporation...............      12,119,850
                                                        ------------
SPECIALTY MATERIALS -- 2.5%
    131,760    Minnesota Mining & Manufacturing
                 Company............................      10,829,025
                                                        ------------
TECHNOLOGY -- 6.5%
    207,870    Intel Corporation....................      15,408,363
    238,420    Motorola Inc. .......................      12,531,951
                                                        ------------
                                                          27,940,314
                                                        ------------
TELECOMMUNICATIONS EQUIPMENT -- 1.2%
    183,600    Ericsson (L.M.) Telecommunications
                 Company, Class B, ADR..............       5,255,550
                                                        ------------
               Total Common Stocks
                 (Cost $300,613,022)................     403,513,245
                                                        ------------

 PRINCIPAL
  AMOUNT
 ---------
COMMERCIAL PAPER -- 5.5%
$10,000,000    Hasbro,
                 6.205%++ due 07/01/1998............      10,000,000
 13,910,000    Merrill Lynch & Company,
                 6.134%++ due 07/01/1998............      13,910,000
                                                        ------------
               Total Commercial Paper (Cost
                 $23,910,000)................             23,910,000
                                                        ------------
TOTAL INVESTMENTS (COST $324,523,022*).......   99.5%    427,423,245
OTHER ASSETS AND LIABILITIES (NET)...........    0.5       1,935,656
                                               -----    ------------
NET ASSETS...................................  100.0%   $429,358,901
                                               =====    ============

----------------------
 * Aggregate cost for Federal tax purposes.
 + Non-income producing security.
 ++ Annualized yield at date of purchase (unaudited).

                               GLOSSARY OF TERMS
                       ADR -- American Depositary Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments

                                 THE GCG TRUST
                            STRATEGIC EQUITY SERIES

                           JUNE 30, 1998 (UNAUDITED)

                                                            VALUE
  SHARES                                                  (NOTE 1)
  ------                                                  --------
COMMON STOCKS -- 80.8%
AEROSPACE -- 1.5%
     9,450    AAR Corporation........................    $   279,366
    11,500    Cordant Technologies Inc. .............        530,437
     1,300    Northrop Grumman Corporation...........        134,063
     2,400    Sundstrand Corporation.................        137,400
                                                         -----------
                                                           1,081,266
                                                         -----------
AIR FREIGHT -- 0.8%
    11,700    Airborne Freight Corporation...........        408,769
     3,000    Expeditors International of
                Washington, Inc. ....................        132,000
                                                         -----------
                                                             540,769
                                                         -----------
APPAREL AND TEXTILES -- 2.9%
    14,050    Guilford Mills Inc. ...................        281,000
    23,600    Interface, Inc. .......................        476,425
     6,600    Jones Apparel Group Inc.+..............        241,313
     9,100    Kellwood Company.......................        325,325
     8,800    Mohawk Industries, Inc.+...............        278,850
     5,100    Nautica Enterprises, Inc.+.............        136,744
     6,500    Springs Industries, Inc., Class A......        299,813
       200    Tommy Hilfiger Corporation+............         12,500
                                                         -----------
                                                           2,051,970
                                                         -----------
AUTOMOBILES -- 1.5%
     2,500    Chrysler Corporation...................        140,937
    16,200    Ford Motor Company**...................        955,800
                                                         -----------
                                                           1,096,737
                                                         -----------
AUTOMOTIVE PARTS AND EQUIPMENT -- 2.4%
    17,100    Arvin Industries Inc.**................        620,944
     5,600    Borg-Warner Automotive, Inc. ..........        269,150
     2,600    Dana Corporation.......................        139,100
     1,700    Excel Industries, Inc. ................         24,331
    16,800    Gentex Corporation+....................        304,500
     5,200    Intermet Corporation...................         94,250
     5,600    Mark IV Industries, Inc. ..............        121,100
     1,700    MascoTech, Inc. .......................         40,800
     1,900    Standard Products Company..............         53,438
                                                         -----------
                                                           1,667,613
                                                         -----------
BANKS -- 1.0%
     4,856    First Union Corporation................        282,881
     2,900    Imperial Bancorp.......................         87,000
     3,300    National Commerce Bancorporation.......        138,188
     9,500    North Fork Bancorporation, Inc. .......        232,156
                                                         -----------
                                                             740,225
                                                         -----------
BUILDING MATERIALS AND PRODUCTS -- 2.0%
    14,400    Lafarge Corporation....................        566,100
    10,200    Southdown Inc.**.......................        728,025
     2,500    USG Corporation+.......................        135,313
                                                         -----------
                                                           1,429,438
                                                         -----------
CASINO OPERATORS -- 0.1%
     3,800    Rio Hotel and Casino Inc.+**...........         71,725
                                                         -----------
CHEMICALS -- 1.2%
     2,700    B.F. Goodrich and Company..............        133,988
     3,100    Lyondell Petrochemical Company.........         94,356
     9,200    Millennium Chemicals Inc. .............        311,650
     2,600    Quaker Chemical Corporation............         49,237
    12,400    Wellman, Inc. .........................        281,325
                                                         -----------
                                                             870,556
                                                         -----------

                                                            VALUE
  SHARES                                                  (NOTE 1)
  ------                                                  --------
COMMERCIAL SERVICES -- 1.3%
     5,500    Accustaff Inc.+........................    $   171,875
     4,900    CIBER, Inc. ...........................        186,200
     2,800    Computer Horizons Corporation+.........        103,775
    13,400    Laidlaw Inc. ..........................        163,313
     5,000    Ogden Corporation......................        138,438
     5,400    Systems & Computer Technology
                Corporation+.........................        145,800
                                                         -----------
                                                             909,401
                                                         -----------
COMPUTERS AND SOFTWARE -- 2.0%
     4,300    Avid Technology, Inc.+.................        144,050
     5,000    Check Point Software Technologies
                Ltd.+................................        163,750
     3,600    Cognos, Inc.+..........................         95,906
     4,900    Lexmark International Group, Inc.,
                Class A+.............................        298,900
     2,100    Platinum Technology, Inc.+.............         59,981
     6,700    Sterling Software, Inc.+...............        198,069
     7,300    Symantec Corporation+..................        190,712
     9,300    Unisys Corporation+....................        262,725
                                                         -----------
                                                           1,414,093
                                                         -----------
CONSTRUCTION AND FARM EQUIPMENT -- 0.3%
     4,800    The Manitowoc Company, Inc. ...........        193,800
                                                         -----------
CONTAINERS AND PACKAGING -- 0.5%
     8,400    Ball Corporation.......................        337,575
                                                         -----------
ELECTRICAL PRODUCTS -- 0.5%
     6,100    Tecumseh Products Company, Class A.....        322,156
                                                         -----------
ELECTRONICS -- 1.0%
     4,900    General Motors Corporation, Class H....        230,913
     3,700    Ingram Micro Inc., Class A+............        163,494
     6,900    Level One Communications, Inc.+........        162,150
     2,600    Waters Corporation+....................        153,238
                                                         -----------
                                                             709,795
                                                         -----------
ENGINEERING -- 0.3%
     2,600    Fluor Corporation......................        132,600
     2,800    Jacobs Engineering Group Inc.+.........         89,950
                                                         -----------
                                                             222,550
                                                         -----------
ENTERTAINMENT -- 0.4%
     3,800    Anchor Gaming+.........................        294,975
                                                         -----------
FINANCE -- 2.7%
     7,200    AmeriCredit Corporation+...............        256,950
     9,100    Equitable Companies, Inc. .............        681,363
    13,000    SunAmerica Inc.**......................        746,688
     3,500    XTRA Corporation.......................        211,750
                                                         -----------
                                                           1,896,751
                                                         -----------
FOOD AND BEVERAGES -- 1.2%
    11,700    Adolph Coors Company, Class B..........        397,800
    10,100    Interstate Bakeries Corporation........        335,194
     5,000    Michael Foods, Inc. ...................        146,875
                                                         -----------
                                                             879,869
                                                         -----------
FOREST AND PAPER PRODUCTS -- 0.5%
     3,300    Bowater Inc. ..........................        155,925
     1,100    Chesapeake Corporation.................         42,831
     1,900    Glatfelter (P.H.) Company..............         30,044
     4,500    The Mead Corporation...................        142,875
                                                         -----------
                                                             371,675
                                                         -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments -- (Continued)

                                 THE GCG TRUST
                            STRATEGIC EQUITY SERIES

                           JUNE 30, 1998 (UNAUDITED)

                                                            VALUE
  SHARES                                                  (NOTE 1)
  ------                                                  --------
COMMON STOCKS -- (CONTINUED)
HEALTHCARE FACILITIES AND PRODUCTS -- 0.4%
     6,000    NovaCare, Inc.+........................    $    70,500
     4,300    Total Renal Care Holdings, Inc. .......        148,350
     1,300    West Inc. .............................         36,806
                                                         -----------
                                                             255,656
                                                         -----------
HOMEBUILDING AND LAND DEVELOPMENT -- 2.0%
     8,200    Centex Corporation.....................        309,550
     3,500    Champion Enterprises, Inc.+............        102,375
    11,400    Fairfield Communities, Inc. ...........        218,737
     9,300    Fleetwood Enterprises, Inc. ...........        372,000
     8,300    Kaufman and Broad Home Corporation.....        263,525
     3,000    Ryland Group Inc. .....................         78,750
     3,600    Webb (Del E.) Corporation..............         93,375
                                                         -----------
                                                           1,438,312
                                                         -----------
HOTELS -- 0.5%
     9,300    Host Marriot Corporation+..............        165,656
     6,700    Prime Hospitality Corporation+.........        116,831
     1,100    Sun International Hotels Ltd.+.........         50,050
                                                         -----------
                                                             332,537
                                                         -----------
HOUSEHOLD FURNISHINGS AND PRODUCTS -- 1.7%
    12,000    Ethan Allen Interiors Inc.**...........        599,250
     9,600    Furniture Brands International,
                Inc.+................................        269,400
     3,500    Maytag Corporation.....................        172,812
     2,100    Whirlpool Corporation..................        144,375
                                                         -----------
                                                           1,185,837
                                                         -----------
INDUSTRIAL PRODUCTS, SERVICES AND MACHINERY -- 0.9%
     6,000    Applied Power Inc., Class A............        206,250
    11,300    Cincinnati Millacron Inc. .............        275,437
     3,300    Ingersoll Rand Company.................        145,406
                                                         -----------
                                                             627,093
                                                         -----------
INSURANCE -- 3.7%
     2,200    Allstate Corporation...................        201,437
     6,300    Conseco Inc. ..........................        294,525
     3,200    Everest Reinsurance Holdings, Inc. ....        123,000
     5,200    Financial Security Assurance Holdings
                Ltd. ................................        300,300
     1,500    Foremost Corporation of America........         36,188
     6,000    IPC Holdings Ltd. .....................        181,875
     1,300    Loews Corporation......................        113,263
     3,400    Mercury General Corporation............        218,663
     9,800    Old Republic International
                Corporation**........................        287,263
     2,700    PartnerRe Ltd. ........................        137,700
    16,100    Reliance Group Holdings, Inc. .........        281,750
     7,700    Selective Insurance Group, Inc. .......        172,528
     4,300    TIG Holdings, Inc. ....................         98,900
     3,300    Travelers Property Casualty
                Corporation, Class A.................        141,488
                                                         -----------
                                                           2,588,880
                                                         -----------
INVESTMENT BANKING AND BROKERAGE -- 4.5%
    15,350    AG Edwards Inc.**......................        655,253
    15,280    Bear Stearns Companies, Inc.**.........        869,050
     4,000    Donaldson, Lufkin & Jenrentte, Inc. ...        203,250
     7,900    Lehman Brothers Holdings, Inc. ........        612,744
     6,885    Morgan Stanley, Dean Witter, Discover
                and Company..........................        629,117
     4,200    Paine Webber Group Inc. ...............        180,075
                                                         -----------
                                                           3,149,489
                                                         -----------
MANUFACTURING -- 2.7%
     7,100    Aeroquip-Vickers Inc. .................        414,462
     2,400    Carlisle Companies Inc. ...............        103,650
     9,600    Graco Inc. ............................        334,800

                                                            VALUE
  SHARES                                                  (NOTE 1)
  ------                                                  --------
MANUFACTURING -- (CONTINUED)
     7,700    Hanson PLC, ADR........................    $   233,406
     1,400    Pentair Inc. ..........................         59,500
     4,800    Premark International, Inc. ...........        154,800
     6,100    Smith (A.O.) Corporation...............        315,294
     6,600    Trinity Industries Inc. ...............        273,900
     1,100    United Dominion Industries Ltd. .......         36,713
                                                         -----------
                                                           1,926,525
                                                         -----------
METAL FABRICATION -- 2.0%
     5,700    Hexcel Corporation+....................        128,963
    12,000    Kaydon Corporation.....................        423,750
     2,800    Kennametal Inc. .......................        116,900
    13,500    Timken Company.........................        415,969
     2,800    Tower Automotive, Inc.+................        120,050
     7,000    Varlen Corporation.....................        241,500
                                                         -----------
                                                           1,447,132
                                                         -----------
METALS AND MINING -- 0.4%
     6,200    Alcan Aluminum Ltd. ...................        171,275
     2,500    Reynolds Metals Company................        139,844
                                                         -----------
                                                             311,119
                                                         -----------
OFFICE AUTOMATION AND EQUIPMENT -- 0.5%
    14,000    Miller (Herman), Inc. .................        340,375
                                                         -----------
OIL AND GAS -- 3.3%
     5,700    Ashland Inc. ..........................        294,262
       900    CTG Resources Inc. ....................         21,150
     1,000    Eastern Enterprises....................         42,875
     5,900    Equitable Resources Inc. ..............        179,950
    10,100    Global Industries Ltd.+................        170,437
     5,400    Input/Output, Inc.+....................         96,187
    20,500    Parker Drilling Company+...............        144,781
     5,000    Pride International, Inc.+.............         84,688
     2,900    Seacor Smit Inc.+......................        177,806
     1,150    Stolt-Nielsen S.A. ....................         20,125
     2,300    Stolt Comex Seaway, S.A.+..............         44,563
     3,900    TrizecHahn Corporation.................         83,606
     4,400    Tuboscope Inc.+........................         86,900
    26,000    Varco International Inc.+**............        515,125
     7,600    Veritas DGC Inc.+......................        379,525
                                                         -----------
                                                           2,341,980
                                                         -----------
PERSONAL CARE PRODUCTS -- 0.3%
    10,000    NBTY, Inc. ............................        183,750
                                                         -----------
PRINTING AND FORMS -- 1.2%
     4,900    Banta Corporation......................        151,287
    12,400    Bowne & Company Inc. ..................        558,000
     7,000    Mail-Well, Inc.+.......................        151,812
                                                         -----------
                                                             861,099
                                                         -----------
REAL ESTATE INVESTMENT TRUSTS -- 0.8%
     4,500    CarrAmerica Realty Corporation.........        127,687
     4,900    FelCor Suite Hotels, Inc. .............        153,737
     4,300    Liberty Property Trust.................        109,919
     5,700    Prentiss Properties Trust..............        138,581
                                                         -----------
                                                             529,924
                                                         -----------
RECREATIONAL PRODUCTS -- 0.2%
     4,700    Brunswick Corporation..................        116,031
     1,900    Coachmen Industries, Inc. .............         49,637
                                                         -----------
                                                             165,668
                                                         -----------
RESTAURANTS -- 1.5%
    10,100    Bob Evans Farms, Inc. .................        213,994
    20,195    CKE Restaurants, Inc.**................        833,044
                                                         -----------
                                                           1,047,038
                                                         -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments -- (Continued)

                                 THE GCG TRUST
                            STRATEGIC EQUITY SERIES

                           JUNE 30, 1998 (UNAUDITED)

                                                            VALUE
  SHARES                                                  (NOTE 1)
  ------                                                  --------
COMMON STOCKS -- (CONTINUED)
RETAIL TRADE -- 3.6%
     3,500    Central Garden & Pet Company+..........    $   108,937
    19,300    Dress Barn, Inc.+......................        480,088
     1,900    Hughes Supply Inc. ....................         69,587
     9,500    Kmart Corporation+.....................        181,688
       900    Neiman Marcus Group, Inc.+.............         39,094
    20,150    Pier 1 Imports Inc. ...................        481,081
    13,700    Ross Stores, Inc.**....................        589,100
    24,600    TJX Companies, Inc. ...................        593,475
                                                         -----------
                                                           2,543,050
                                                         -----------
SAVINGS AND LOAN ASSOCIATIONS -- 1.2%
     4,700    Ahmanson (H.F.) & Company..............        333,700
     6,100    Dime Bancorp Inc. .....................        182,619
     1,300    Golden West Financial Corporation......        138,206
     5,700    Webster Financial Corporation..........        189,525
                                                         -----------
                                                             844,050
                                                         -----------
STEEL -- 2.5%
     6,400    AK Steel Holding Corporation...........        114,400
     2,800    Birmingham Steel Corporation...........         34,650
    10,400    British Steel Plc, ADR.................        236,600
     4,400    Carpenter Technology Corporation.......        221,100
     4,300    Cleveland Cliffs.......................        231,931
     5,500    Inland Steel Industries, Inc. .........        155,031
     6,800    LTV Corporation........................         65,025
     3,400    Quanex Corporation.....................        103,062
     5,000    Texas Industries Inc. .................        265,000
    10,800    USX-US Steel Group, Inc................        356,400
                                                         -----------
                                                           1,783,199
                                                         -----------
SUPERMARKET CHAINS -- 0.6%
     4,000    Great Atlantic & Pacific Tea Company...        132,250
     7,300    Supervalu, Inc. .......................        323,937
                                                         -----------
                                                             456,187
                                                         -----------
TELECOMMUNICATIONS -- 1.1%
     7,900    360 Communications Company+............        252,800
    17,100    Brightpoint, Inc.......................        247,950
     3,500    Tele Danmark A/S ADR...................        164,938
     3,200    Telefonica de Argentina S.A., ADR......        103,800
                                                         -----------
                                                             769,488
                                                         -----------
TOBACCO -- 1.1%
    13,100    RJR Nabisco Holdings Corporation.......        310,306
    13,000    Universal Corporation..................        485,875
                                                         -----------
                                                             796,181
                                                         -----------
TRANSPORTATION -- 5.9%
    10,100    Alaska Air Group Inc. .................        550,450
     3,100    Alexander & Baldwin....................         90,287
    10,700    America West Holdings Corporation,
                Class B+.............................        305,619
     5,200    AMR Corporation+.......................        432,900
     1,500    Burlington Northern Santa Fe
                Corporation..........................        147,281
     2,500    Canadian National Railway Company......        132,812
     8,100    Comair Holdings, Inc. .................        250,087
     3,400    Continental Airlines, Inc., Class B+...        206,975
     8,100    GATX Corporation.......................        355,387
     6,300    Hunt (J.B.) Transport Services,
                Inc. ................................        224,437

                                                            VALUE
  SHARES                                                  (NOTE 1)
  ------                                                  --------
TRANSPORTATION -- (CONTINUED)
     8,100    M.S. Carriers, Inc.+...................    $   219,713
     4,200    Ryder System, Inc. ....................        132,563
    11,150    Southwest Airlines Company.............        330,319
     8,300    Swift Transportation Company, Inc.+....        164,444
    14,400    USFreightways Corporation..............        472,950
     6,900    Werner Enterprises, Inc. ..............        131,531
                                                         -----------
                                                           4,147,755
                                                         -----------
TRUCKS -- 1.1%
     2,600    Cummins Engine Inc. ...................        133,250
     5,700    Navistar International Corporation+....        164,587
     8,500    PACCAR Inc. ...........................        444,125
                                                         -----------
                                                             741,962
                                                         -----------
UTILITIES -- 12.5%
     3,900    Allegheny Energy Inc. .................        117,487
    10,300    Baltimore Gas & Electric Company.......        319,944
    11,300    BEC Energy.............................        469,656
     7,900    Central & South West Corporation.......        212,312
     5,000    CMS Energy Corporation.................        220,313
     2,400    Commonwealth Energy System Companies...         91,050
     6,000    Consolidated Edison Company of New
                York, Inc. ..........................        276,375
     3,400    Dominion Resources Inc. ...............        138,550
     3,600    DQE, Inc. .............................        129,600
     5,400    DTE Energy Company.....................        218,025
    10,900    Eastern Utilities Associates...........        286,125
    16,300    Edison International...................        481,869
    15,900    Energy East Corporation**..............        661,838
     9,700    Entergy Corporation....................        278,875
     7,300    FirstEnergy Corporation................        224,475
     3,900    Florida Progress Corporation...........        160,388
     2,600    FPL Group Inc. ........................        163,800
    10,100    GPU Inc. ..............................        381,906
     8,754    Houston Industries, Inc. ..............        270,280
     2,600    Montana Power Company..................         90,350
     6,300    New England Electric System............        272,475
    11,900    PECO Energy Company....................        348,819
     9,651    PG&E Corporation.......................        304,610
    13,200    Pinnacle West Capital Corporation**....        594,000
     4,300    PP&L Resources, Inc. ..................         97,556
    18,700    Public Service Company of New Mexico...        424,256
    14,200    Public Service Enterprise..............        489,013
     8,400    Sempra Energy+.........................        233,100
     3,000    Sierra Pacific Resources...............        108,938
     3,500    Texas Utilities Company................        145,687
     3,700    TNP Enterprises Inc....................        114,238
     3,800    Unicom Corporation.....................        133,238
     6,600    UtiliCorp United, Inc. ................        248,737
     5,200    West Coast Energy, Inc. ...............        116,025
                                                         -----------
                                                           8,823,910
                                                         -----------
WASTE MANAGEMENT -- 0.5%
     9,600    Allied Waste Industries, Inc.+.........        230,400
     3,000    USA Waste Services, Inc.+..............        148,125
                                                         -----------
                                                             378,525
                                                         -----------
              Total Common Stocks
                (Cost $50,200,127)...................     57,119,660
                                                         -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments -- (Continued)

                                 THE GCG TRUST
                            STRATEGIC EQUITY SERIES

                           JUNE 30, 1998 (UNAUDITED)

PRINCIPAL                                                   VALUE
  AMOUNT                                                  (NOTE 1)
---------                                                 --------
U.S. TREASURY OBLIGATIONS -- 0.3%
(Cost $199,406)
U.S. TREASURY BILLS:
 $ 200,000    4.974%++ due 07/23/1998**.......           $   199,405
                                                         -----------
U.S. GOVERNMENT AGENCY DISCOUNT NOTE -- 18.2%
 6,859,000    Federal National Mortgage Association,
                (FNMA)
                5.932%++ due 07/01/1998..............      6,859,000
 3,000,000    Federal Home Loan Mortgage Corporation,
                (FHLMC)
                5.541%++ due 07/10/1998..............      2,995,920
 3,000,000    Federal Home Loan Mortgage
                Corporation, (FHLMC)
                5.551%++ due 07/17/1998.......             2,992,733
                                                         -----------
              Total U.S. Government Agency
                Obligations (Cost $12,847,653).......     12,847,653
                                                         -----------
TOTAL INVESTMENTS (COST $63,247,186*).........   99.3%    70,166,718
OTHER ASSETS AND LIABILITIES (NET)............    0.7        489,267
                                                -----    -----------
NET ASSETS....................................  100.0%   $70,655,985
                                                =====    ===========

----------------------
 * Aggregate cost for Federal tax purposes.
** This security is pledged as collateral for futures contracts.
 + Non-income producing security.
 ++ Annualized yield at date of purchase.

 NUMBER OF                                               UNREALIZED
 CONTRACTS                                              APPRECIATION
 ---------                                              ------------
FUTURES CONTRACTS -- LONG POSITION
          2    S&P 500, September 1998..............      $22,635
                                                          -------

               Net unrealized appreciation on
                 futures contracts -- Long
                 Position...........................      $22,635
                                                          =======

                               GLOSSARY OF TERMS
                       ADR -- American Depositary Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments

                                 THE GCG TRUST
                           GROWTH OPPORTUNITY SERIES

                           JUNE 30, 1998 (UNAUDITED)

                                                            VALUE
 SHARES                                                    (NOTE 1)
 ------                                                    --------
COMMON STOCKS -- 89.6%
    ADVERTISING SERVICES -- 2.9%
    5,800    Snyder Communications, Inc.+.............    $  255,200
                                                          ----------
    APPAREL -- 0.4%
      700    VF Corporation...........................        36,050
                                                          ----------
    AUTO RELATED -- 1.3%
    1,750    General Motors Corporation...............       116,922
                                                          ----------
    BANKS -- 2.5%
    1,000    BankAmerica Corporation..................        86,437
      900    Citicorp.................................       134,325
                                                          ----------
                                                             220,762
                                                          ----------
    CHEMICALS -- 4.1%
    1,700    The Dow Chemical Company.................       164,369
    1,400    Eastman Chemical Company.................        87,150
    3,100    Nalco Chemical Company...................       108,887
                                                          ----------
                                                             360,406
                                                          ----------
    COMMERCIAL SERVICES -- 0.9%
    4,350    Caribiner International, Inc.+...........        76,125
                                                          ----------
    COMMODITIES -- 1.5%
    2,050    Aluminum Company of America..............       135,172
                                                          ----------
    COMPUTER SOFTWARE AND SERVICES -- 5.3%
    1,500    Computer Sciences Corporation+...........        96,000
    3,800    Electronic Data Systems Corporation......       152,000
    7,650    Structural Dynamics Research
               Corporation+...........................       176,906
    6,700    Sybase, Inc.+............................        46,691
                                                          ----------
                                                             471,597
                                                          ----------
    COMPUTER SYSTEMS -- 7.3%
    8,800    Avid Technology, Inc.+...................       294,800
    4,500    Comverse Technology, Inc.+...............       233,438
    5,800    Data General Corporation+................        86,638
    2,400    Sequent Computer Systems, Inc.+..........        28,950
                                                          ----------
                                                             643,826
                                                          ----------
    CONSTRUCTION/AGRICULTURAL EQUIPMENT -- 0.3%
      600    PACCAR Inc. .............................        31,350
                                                          ----------
    CONSUMER PRODUCTS -- 4.9%
    2,050    Masco Corporation........................       124,025
      700    Matsushita Electric Industrial Company,
               Ltd., ADR..............................       112,525
    1,050    Unilever NV, ADR.........................        82,884
    1,600    Whirlpool Corporation....................       110,000
                                                          ----------
                                                             429,434
                                                          ----------
    DISTRIBUTOR/WHOLESALER -- 2.5%
    6,200    Fleming Companies, Inc. .................       108,888
    1,800    United Stationers, Inc.+.................       116,550
                                                          ----------
                                                             225,438
                                                          ----------
    DIVERSIFIED MANUFACTURING -- 4.0%
    4,100    The Manitowoc Company, Inc. .............       165,538
    3,400    Raychem Corporation......................       100,513
    1,400    Tyco International Ltd. .................        88,200
                                                          ----------
                                                             354,251
                                                          ----------
    ENTERTAINMENT -- 1.2%
    1,250    Time Warner Inc. ........................       106,797
                                                          ----------
    FINANCIAL SERVICES -- 4.4%
    2,950    FIRSTPLUS Financial Group, Inc.+.........       111,362
    2,650    Golden West Financial Corporation........       281,728
                                                          ----------
                                                             393,090
                                                          ----------

                                                            VALUE
 SHARES                                                    (NOTE 1)
 ------                                                    --------
    FOOD & KINDRED PRODUCTS -- 1.9%
    3,350    Dole Food Company, Inc. .................    $  166,453
                                                          ----------
    HEALTH CARE -- 3.8%
    2,600    Bausch & Lomb, Inc. .....................       130,325
    4,500    First Health Group Corporation+..........       128,250
    2,800    Meditrust Companies......................        78,050
                                                          ----------
                                                             336,625
                                                          ----------
    HOTELS/RESORTS -- 2.4%
    3,700    Cendant Corporation+.....................        77,237
    5,700    Patriot American Hospitality, Inc. ......       136,444
                                                          ----------
                                                             213,681
                                                          ----------
    INSURANCE -- 2.1%
    3,500    Annuity and Life Re (Holdings), Ltd.+....        77,438
    1,250    Loews Corporation........................       108,906
                                                          ----------
                                                             186,344
                                                          ----------
    IRON/STEEL -- 0.9%
    1,550    Carpenter Technology Corporation.........        77,887
                                                          ----------
    OFFICE FURNISHINGS -- 1.2%
    4,100    Steelcase Inc., Class A..................       106,600
                                                          ----------
    OIL AND GAS -- EQUIPMENT AND SERVICES -- 7.0%
    3,300    Amerada Hess Corporation.................       179,231
    1,100    Enron Corporation........................        59,469
    3,700    R & B Falcon Corporation+................        83,713
    9,550    Union Pacific Resources Group Inc. ......       167,722
    1,900    Schlumberger Ltd. .......................       129,794
                                                          ----------
                                                             619,929
                                                          ----------
    PAPER AND FOREST PRODUCTS -- 6.1%
    5,800    Boise Cascade Corporation................       189,950
    1,500    Champion International Corporation.......        73,781
    2,350    Chesapeake Corporation...................        91,503
    4,300    International Paper Company..............       184,900
                                                          ----------
                                                             540,134
                                                          ----------
    PUBLISHING/PRINTING SERVICES -- 4.1%
    4,850    Donnelley (R.R.) & Sons Company..........       221,887
    5,000    Hollinger International Inc. ............        85,000
    1,600    World Color Press, Inc.+.................        56,000
                                                          ----------
                                                             362,887
                                                          ----------
    RETAIL -- 4.5%
    1,200    Dayton Hudson Corporation................        58,200
    3,250    Nordstrom, Inc. .........................       251,063
    3,600    The TJX Companies, Inc. .................        86,850
                                                          ----------
                                                             396,113
                                                          ----------
    SEMICONDUCTORS -- 0.5%
      700    Texas Instruments Inc. ..................        40,819
                                                          ----------
    TELECOMMUNICATIONS EQUIPMENT -- 5.1%
    5,600    Aspect Telecommunications Corporation+...       153,300
    2,450    Motorola, Inc. ..........................       128,778
    6,000    Telefonaktiebolaget Ericsson (L.M.),
               ADR....................................       171,750
                                                          ----------
                                                             453,828
                                                          ----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments -- (Continued)

                                 THE GCG TRUST
                           GROWTH OPPORTUNITY SERIES

                           JUNE 30, 1998 (UNAUDITED)

                                                            VALUE
 SHARES                                                    (NOTE 1)
 ------                                                    --------
COMMON STOCKS -- (CONTINUED)
    TRANSPORTATION -- 6.5%
    3,200    Canadian National Railway Company........    $  170,000
    2,700    Canadian Pacific Ltd. ...................        76,612
    2,050    FDX Corporation+.........................       128,637
    4,700    Swift Transportation Company, Inc.+......        93,119
    2,400    Union Pacific Corporation................       105,900
                                                          ----------
                                                             574,268
                                                          ----------
             Total Common Stocks
               (Cost $7,886,666)......................     7,931,988
                                                          ----------

TOTAL INVESTMENTS (COST $7,886,666*)..........   89.6%    7,931,988
OTHER ASSETS AND LIABILITIES (NET)............   10.4       921,260
                                                -----    ----------
NET ASSETS....................................  100.0%   $8,853,248
                                                =====    ==========

---------------------
* Aggregate cost for Federal tax purposes.
+ Non-income producing security.
                               GLOSSARY OF TERMS
                       ADR -- American Depositary Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments

                                 THE GCG TRUST
                             MANAGED GLOBAL SERIES

                           JUNE 30, 1998 (UNAUDITED)

                                                           VALUE
  SHARES                                                  (NOTE 1)
  ------                                                  --------
COMMON STOCKS -- 98.3%
ARGENTINA -- 0.1%
     5,373    Banco Frances S.A. ...................    $     40,626
       766    IRSA Inversiones y Representaciones
                S.A., GDR...........................          22,310
     7,700    Perez Companc S.A., Class B...........          38,660
     1,200    Telefonica De Argentina S.A., ADR.....          38,925
                                                        ------------
                                                             140,521
                                                        ------------
AUSTRALIA -- 0.5%
    24,900    AMP Ltd.+.............................         292,131
    28,500    AMP Ltd.+**...........................         334,367
         1    QBE Insurance Group Ltd. .............               3
                                                        ------------
                                                             626,501
                                                        ------------
BRAZIL -- 0.4%
     2,500    Brazil Realty S.A., GDR**.............          51,875
       367    Cemig Companhia New ADR...............          11,289
     6,000    CIA Brasil Dist. PAO Acuar, ADR.......         135,750
     3,671    CIA Energetica Minas Geras Cemig,
                ADR**...............................         111,975
     1,200    Companhia Siderurgica Nacional, ADR...          30,069
     4,400    Companhia Vale do Rio Doce, ADR.......          89,672
     3,700    Petroleo Brasileiro S.A., ADR.........          68,782
     1,900    Unibanco GDR..........................          56,050
                                                        ------------
                                                             555,462
                                                        ------------
CANADA -- 2.4%
         1    Bank of Nova Scotia...................              20
    30,400    Bombardier Inc., Class B+.............         826,340
    19,971    Northern Telecom Ltd. ................       1,131,860
     8,500    Royal Bank of Canada..................         515,061
    12,300    Toronto-Dominion Bank.................         555,843
                                                        ------------
                                                           3,029,124
                                                        ------------
CHILE -- 0.0%#
     1,300    Distribucion Y Servicio, ADR+.........          19,500
       700    Madeco, ADR...........................           6,169
                                                        ------------
                                                              25,669
                                                        ------------
CHINA -- 0.0%#
    12,000    Cheung Kong Infrastructure............          22,690
                                                        ------------
DENMARK -- 0.8%
     7,000    Novo-Nordisk A/S......................         966,009
                                                        ------------
FINLAND -- 1.4%
    23,700    Oy Nokia AB, Class A..................       1,751,535
                                                        ------------
FRANCE -- 8.8%
     6,072    Alcatel Alsthom.......................       1,236,355
    17,485    Axa+..................................       1,966,654
     5,125    Cap Gemini SA.........................         805,324
     2,026    L'OREAL...............................       1,126,989
     3,035    Promodes..............................       1,681,732
     4,870    Sodexho Alliance......................         920,722
     5,325    Total S.A., Class B...................         692,302
    12,457    Valeo S.A. ...........................       1,273,372
     6,624    Vivendi...............................       1,414,490
                                                        ------------
                                                          11,117,940
                                                        ------------
GERMANY -- 5.5%
       193    Bayer Motoren Werke (BMW) AG..........         192,951
       736    Bayerische Motoren Werke AG...........         744,939
    18,600    Bayerische Vereinsbank AG+............       1,578,282
     7,870    Deutsche Bank AG......................         666,054
    19,290    Mannesmann AG.........................       1,984,523
     2,945    SAP AG................................       1,788,462
                                                        ------------
                                                           6,955,211
                                                        ------------

                                                           VALUE
  SHARES                                                  (NOTE 1)
  ------                                                  --------
GREAT BRITAIN -- 8.9%
    83,200    British Petroleum Company PLC.........    $  1,214,152
    90,000    Cable & Wireless Communications
                PLC+................................         911,406
   113,200    Compass Group PLC.....................       1,305,114
         1    Dixons Group PLC......................               6
         0    Granada Group PLC.....................               5
         0    HSBC Holdings PLC.....................               8
     4,175    Lonhro Africa PLC.....................           4,928
    27,000    Misys PLC.............................       1,533,686
    15,800    Orange PLC+...........................         167,521
     1,930    Ramco Energy PLC, ADR.................          20,989
   113,500    SEMA Group PLC........................       1,343,633
    31,200    Siebe PLC.............................         623,573
    36,700    Smith Industries PLC..................         508,607
    63,826    SmithKline Beecham PLC................         779,562
   150,658    Vodafone Group........................       1,914,323
    21,500    Zeneca Group PLC+.....................         923,311
                                                        ------------
                                                          11,250,824
                                                        ------------
GREECE -- 0.3%
       260    Alpha Credit Bank.....................          21,080
       250    Commercial Bank of Greece, S.A.,
                GDR.................................          18,547
     4,200    Hellenic Telecommunication
                Organization S.A. (OTE), GDR........          53,760
    11,233    Hellenic Telecommunication
                Organization S.A....................         288,015
       900    STET Hellas Telecommunications S.A.,
                ADR+................................          37,350
                                                        ------------
                                                             418,752
                                                        ------------
HONG KONG -- 0.5%
    10,000    Asia Satellite Telecommunications
                Holdings Ltd. ......................          16,520
   370,000    China Telecom (Hong Kong) Ltd.+.......         642,295
    16,000    Guangdong Kelon Elec Holding..........          12,597
         1    Jardine Matheson Holdings Ltd., ADR...               3
     1,485    Sun Hung Kai Properties Ltd. .........           6,306
                                                        ------------
                                                             677,721
                                                        ------------
HUNGARY -- 0.1%
       800    Mol Magyar Olaj Es Gazipari, GDR**....          21,400
     2,900    Pick Szeged RT, GDR**.................          33,698
                                                        ------------
                                                              55,098
                                                        ------------
INDIA -- 0.1%
     1,930    Bombay Suburban Electric Company
                GDR.................................          19,927
     1,300    Indian Hotels Company Ltd., GDR**.....          10,075
     1,700    Larson & Toubro Ltd., GDR.............          15,513
       250    Larson & Toubro***....................           2,281
     3,100    Mahanagar Telephone Nigam Ltd.,
                GDR+**..............................          31,620
     1,050    Ranbaxy Laboratories Ltd., GDR........          16,590
     1,700    State Bank of India, GDR***...........          20,060
     3,600    Tata Engineering & Locomotive Company,
                GDR.................................          11,520
                                                        ------------
                                                             127,586
                                                        ------------
INDONESIA -- 0.0%#
         1    PT Steady Safe........................               0
                                                        ------------
IRELAND -- 1.8%
    36,100    CRH PLC...............................         512,817
    26,700    Elan Corporation PLC, ADR.............       1,717,144
                                                        ------------
                                                           2,229,961
                                                        ------------
ISRAEL -- 0.1%
    16,100    Bank Leumi Le-Israel..................          32,120
       200    Formula Systems (1985) Ltd.+..........           6,999
     1,500    Koor Industries Ltd., ADR.............          35,063

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments -- (Continued)

                                 THE GCG TRUST
                             MANAGED GLOBAL SERIES

                           JUNE 30, 1998 (UNAUDITED)

                                                           VALUE
  SHARES                                                  (NOTE 1)
  ------                                                  --------
COMMON STOCKS -- (CONTINUED)
 ISRAEL -- (CONTINUED)
     1,300    Super-Sol Ltd. .......................    $     21,450
     2,300    Super-Sol Ltd., ADR...................           7,579
       500    Tadiran Ltd. .........................          16,502
                                                        ------------
                                                             119,713
                                                        ------------
ITALY -- 5.1%
    37,400    Alleanza Assicurazioni................         508,350
    15,300    Assicurazioni Generali................         497,729
   586,600    Banca di Roma+........................       1,221,567
   187,600    Credito Italiano......................         982,478
   105,000    La Rinascente S.P.A. .................       1,046,011
   193,200    Telecom Italia Mobile.................       1,181,981
   131,700    Telecom Italia S.P.A. ................         969,914
                                                        ------------
                                                           6,408,030
                                                        ------------
JAPAN -- 6.5%
    13,800    Aiful Corporation.....................         675,678
   106,550    Kao Corporation.......................       1,649,071
       186    Nippon Telegraph & Telephone
                Corporation.........................       1,546,973
    40,000    Ricoh Company, Ltd. ..................         422,651
     2,800    Shohkoh Fund Company..................         690,533
    15,200    Sony Corporation......................       1,313,662
    41,000    Takeda Chemical Industries............       1,094,163
    10,100    Takefuji Corporation..................         467,491
     7,500    Takefuji Corporation**................         347,147
       400    Toyko Electron Ltd. ..................          12,295
                                                        ------------
                                                           8,219,664
                                                        ------------
KOREA -- 0.1%
     2,400    Korea Electric Power Corporation......          25,608
       440    Pohang Iron & Steel Company Ltd. .....          12,434
        42    SK Telecom Company Ltd. ..............          19,246
        75    Samsung Electronics Company Ltd. .....           2,321
                                                        ------------
                                                              59,609
                                                        ------------
MALAYSIA -- 0.1%
    18,000    Berjaya Sports Toto BHD...............          26,673
    32,000    IJM Corporation BHD...................           8,481
     5,000    MNI Holdings Berhad...................           4,843
    37,000    Public Bank Berhad....................          10,966
                                                        ------------
                                                              50,963
                                                        ------------
MEXICO -- 0.3%
    10,150    Cemex S.A. de C.V. ...................          44,789
         1    Cifra S.A. de C.V., Series V..........               1
     2,100    Coca-Cola Femsa S.A., ADR.............          36,488
    26,100    Corporacion Moctezuma, S.A. de
                C.V.+...............................          30,499
    34,000    Grupo Financiero Banamex Accival, S.A.
                de C.V. (Banacci), Series B.........          66,218
     2,900    Grupo Imsa, S.A. de C.V., ADR.........          43,863
     2,300    Grupo Televisa S.A., GDR+.............          86,537
    15,700    Kimberly-Clark de Mexico, S.A. de
                C.V., Class A.......................          55,475
     1,100    Telefono de Mexico S.A., ADR..........          52,869
                                                        ------------
                                                             416,739
                                                        ------------
NETHERLANDS -- 4.9%
    27,900    AEGON N.V. ...........................       2,429,489
         0    Getronics.............................              25
    62,900    Koninklijke Ahold NV..................       2,020,697
    13,000    Wolters Kluwer N.V. ..................       1,785,649
                                                        ------------
                                                           6,235,860
                                                        ------------
PHILIPPINES -- 0.1%
    50,160    Ayala Land, Inc., Class B.............          14,435
     7,000    Benpres Holdings Corporation,
                GDR**+..............................          19,250

                                                           VALUE
  SHARES                                                  (NOTE 1)
  ------                                                  --------
 PHILIPPINES -- (CONTINUED)
   154,000    Cosmos Bottling Corporations**........    $     17,357
   133,700    International Container Terminal
                Services, Inc. .....................          15,230
       775    Philippine Long Distance Telephone
                Company, ADR........................          17,534
    72,600    SM Prime Holdings Inc. ...............          11,491
                                                        ------------
                                                              95,297
                                                        ------------
PORTUGAL -- 2.1%
    44,490    Banco Comercial Portugues, S.A. ......       1,264,085
       500    Investec-Consultoria Internacional,
                S.A.+...............................          23,020
       450    Portugal Telecom, S.A. ...............          23,865
     7,800    Telecel-Comunicacaoes Pessoais, SA....       1,385,915
                                                        ------------
                                                           2,696,885
                                                        ------------
RUSSIA -- 0.1%
       450    Lukoil Oil Company, ADR...............          15,413
     2,100    Tatneft, ADR+**.......................          16,275
     1,200    Unified Energy Systems, GDR...........          16,050
                                                        ------------
                                                              47,738
                                                        ------------
SOUTH AFRICA -- 0.1%
     5,300    Amalgamated Banks of South Africa
                Ltd. ...............................          33,069
    16,900    Engen Ltd. ...........................          46,739
     7,775    FirstRand Ltd. .......................          11,931
     2,285    Liberty Life Association of Africa
                Ltd. ...............................          44,536
     1,975    Lonrho PLC............................           9,059
     5,300    Sasol Ltd. ...........................          30,701
                                                        ------------
                                                             176,035
                                                        ------------
SPAIN -- 1.7%
    28,800    Banco Santander S.A. .................         737,137
    29,327    Telefonica De Espana S.A. ............       1,355,908
                                                        ------------
                                                           2,093,045
                                                        ------------
SWEDEN -- 0.0%#
     1,930    Mandamus Fastigheter AB+..............          12,100
                                                        ------------
SWITZERLAND -- 3.2%
     1,012    Nestle S.A. ..........................       2,169,287
     5,149    UBS AG................................       1,917,655
                                                        ------------
                                                           4,086,942
                                                        ------------
TAIWAN -- 0.1%
     3,150    Acer Inc., GDR........................          18,270
     1,060    ASE Test Ltd.+........................          32,860
     1,800    Asustek Computer Inc., GDR+...........          14,423
     2,304    Siliconware Precision Industries
                Company, GDR........................          18,605
                                                        ------------
                                                              84,158
                                                        ------------
THAILAND -- 0.0%#
     2,000    Advanced Information Services Public
                Company, Ltd. ......................           7,962
     7,300    Electricity Generating Public Company
                Ltd. (Foreign)......................          11,331
     1,500    PTT Exploration and Production Public
                Company, Ltd. (Foreign).............          11,374
     7,000    Thai Farmers Bank PLC.................           6,179
                                                        ------------
                                                              36,846
                                                        ------------
TURKEY -- 0.1%
     2,100    Sabanci Holdings+***..................          32,340
   255,251    Turkiye Garanti Bankasi A.S.+.........          10,304
   128,900    Vestel Electronik Sanayi ve Ticaret
                A.S.+...............................          17,183
     1,738    Yapi ve Kredi Bankasi S.A., GDR***....          41,712
                                                        ------------
                                                             101,539
                                                        ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments -- (Continued)

                                 THE GCG TRUST
                             MANAGED GLOBAL SERIES

                           JUNE 30, 1998 (UNAUDITED)

                                                           VALUE
  SHARES                                                  (NOTE 1)
  ------                                                  --------
COMMON STOCKS -- (CONTINUED)
  UNITED STATES -- 42.1%
     7,600    AES Corporation.......................    $    399,475
     5,500    AMR Corporation+......................         457,875
    11,600    Advanced Fibre Communications,
                Inc.+...............................         464,725
     7,800    American Express Company..............         889,200
     5,900    American International Group, Inc. ...         861,400
     7,500    America Online, Inc.+.................         795,000
     5,200    Ascend Communications, Inc.+..........         257,725
     2,600    @Entertainment, Inc.+.................          28,600
    15,000    BMC Software, Inc.+...................         779,063
     5,600    BankAmerica Corporation...............         484,050
     9,300    Bristol-Myers Squibb Company..........       1,068,919
    25,400    CBS Corporation.......................         806,450
    24,822    CVS Corporation.......................         966,507
     5,800    Cablevision Systems Corporation, Class
                A+..................................         484,300
     8,100    Cadence Design Systems, Inc.+.........         253,125
     5,800    Capital One Financial Corporation.....         720,288
     7,500    Cardinal Health, Inc. ................         703,125
    25,400    Cendant Corporation...................         530,225
    13,700    Centocor, Inc.+.......................         496,625
    13,050    Cisco Systems, Inc.+..................       1,201,416
     6,800    Clorox Company........................         648,550
    18,600    Coca-Cola Enterprises Inc. ...........         730,050
     5,900    Colgate-Palmolive Company.............         519,200
    12,500    Computer Association International
                Inc.................................         694,531
    12,100    Compuware Corporation.................         618,612
    13,900    Costco Companies, Inc. ...............         876,569
    16,800    Dayton Hudson Corporation.............         814,800
     4,200    Dell Computer Corporation+............         389,813
    15,300    EMC Corporation.......................         685,631
    11,100    Fannie Mae............................         674,325
     9,600    Freddie Mac...........................         451,800
    16,700    Fore Systems, Inc.+...................         442,550
       500    Fort James Corporation................          22,250
     9,400    Fred Meyer, Inc.+.....................         399,500
     5,700    Gateway 2000, Inc.+...................         288,563
    30,200    General Electric Company..............       2,748,200
    20,800    HBO & Company.........................         733,200
    10,900    Halliburton Company...................         485,731
    21,500    Healthsouth Corporation+..............         573,781
     9,600    The Home Depot, Inc. .................         797,400
     8,100    Interpublic Group of Companies,
                Inc. ...............................         491,569
    18,600    Jones Apparel Group, Inc.+............         680,063
     7,100    Lehman Brothers Holdings Inc. ........         550,694
    10,300    Lilly (Eli) & Company.................         680,444
    16,500    Lucent Technologies, Inc. ............       1,372,594
    10,050    MBNA Corporation......................         331,650
    14,800    Marriot International Inc., Class A...         479,150
    13,300    MediaOne Group Inc.+..................         584,369
    13,700    Merck & Company, Inc. ................       1,832,375
     5,700    Merrill Lynch & Company, Inc. ........         525,825
    17,400    Microsoft Corporation+................       1,885,725
    14,000    Miller (Herman), Inc. ................         340,375
    13,300    Omnicare Inc. ........................         507,063
     8,400    Owens Illinois, Inc.+.................         379,050
    13,800    Parametric Technology Company+........         374,325
     6,500    Payless ShoeSource Inc.+..............         478,969
    12,400    PeopleSoft Inc. ......................         582,800
    14,700    PepsiCo, Inc. ........................         605,456
    15,500    Pfizer Inc. ..........................       1,684,656
     7,800    Procter & Gamble Company..............         710,288
    13,000    Quintiles Transnational
                Corporation+........................         639,437
     7,500    Rite Aid Corporation..................         281,719
     3,000    Sara Lee Corporation..................         167,813
    11,700    Schering-Plough Corporation...........       1,072,013

                                                           VALUE
  SHARES                                                  (NOTE 1)
  ------                                                  --------
  UNITED STATES -- (CONTINUED)
    14,500    The ServiceMaster Company.............    $    551,906
    12,850    Southtrust Corporation................         558,975
    18,600    Southwest Airlines Company............         551,025
    32,800    TJX Companies Inc. ...................         791,300
     1,850    Taiwan Semiconductor Manufacturing
                Company Ltd, ADR+...................          31,219
    17,100    Tele-Communications, Inc.+............         657,281
     7,100    Tellabs, Inc.+........................         508,538
     9,600    Tiffany & Company.....................         460,800
    10,950    Travelers Group, Inc. ................         663,844
     9,700    Tyco International Ltd. ..............         611,100
         0    US West Inc. .........................              10
    14,400    VERITAS Software Corporation+.........         595,800
    17,100    Wal-Mart Stores, Inc. ................       1,038,825
    14,500    Walgreen Company......................         599,031
    21,900    Warner-Lambert Company................       1,519,312
     3,200    Western Atlas Inc. ...................         271,600
     5,500    Worldcom, Inc.+.......................         266,406
                                                        ------------
                                                          53,158,543
                                                        ------------
  VENEZUELA -- 0.0%#
     1,000    Siderurgica Venezolana Sivensa, ADR...           6,015
                                                        ------------
              Total Common Stocks
                (Cost $102,846,647).................     124,056,325
                                                        ------------


                                             EXPIRATION
                                                DATE
                                             ----------
WARRANTS AND RIGHTS -- 0.0%#
  GREECE -- 0.0%#
       900    Alpha Credit Bank............  07/24/98            1,533
                                                           -----------
  PHILIPPINES -- 0.0%#
    59,620    Belle Corporations...........                         82
                                                           -----------
              Total Warrants and Rights
                (Cost $0)..................                      1,615
                                                           -----------

PRINCIPAL
  AMOUNT
----------
COMMERCIAL PAPER -- 2.2%
 $ 800,000    General Electric Capital
                Corporation,
                5.550%+ due 07/28/1998.....                    796,670
 2,000,000    Merrill Lynch,
                5.600%+ due 07/08/1998.....                  1,997,822
                                                           -----------
              Total Commercial Paper
                (Cost $2,794,492)..........                  2,794,492
                                                           -----------

REPURCHASE AGREEMENT -- 0.5%
  (Cost $669,000)
   669,000    Agreement with JP Morgan, 5.750% dated
                06/30/1998 to be repurchased at
                $669,107 on 07/01/1998,
                collateralized by $512,000 U.S.
                Treasury Bonds, 11.625% due
                11/15/2004 (Market value $669,000)...         669,000
                                                         ------------
TOTAL INVESTMENTS (COST $106,310,139*)........  101.0%    127,521,432
OTHER ASSETS AND LIABILITIES (NET)............   (1.0)     (1,294,315)
                                                -----    ------------
NET ASSETS....................................  100.0%   $126,227,117
                                                =====    ============

----------------------
  * Aggregate cost for Federal tax purposes.
 ** Illiquid security (See Note 4).
*** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
  + Non-income producing security.
 # Amount is less than 0.1%.
                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments -- (Continued)

                                 THE GCG TRUST
                             MANAGED GLOBAL SERIES

                           JUNE 30, 1998 (UNAUDITED)

The industry classification of the Managed Global Series at June 30, 1998 was as follows:

                                             % OF          VALUE
       INDUSTRY CLASSIFICATION            NET ASSETS      (NOTE 1)
       -----------------------            ----------      --------
LONG TERM INVESTMENTS:
Financial Services....................        8.8%      $ 11,145,544
Health Care...........................        6.9          8,674,499
Communication/Telecommunications......       12.1         15,418,894
Technology............................        5.5          6,904,478
Food and Beverage Products............        2.9          3,602,895
Oil and Gas...........................        1.0          1,234,234
Durable Goods.........................        0.5            630,908
Insurance.............................        3.9          4,968,005
Electronics...........................        0.1            102,189
Banks.................................        6.8          8,621,868
Drugs.................................        4.7          5,914,308
Retail................................        7.8          9,803,865
Services..............................        7.8          9,812,824
Machinery/Equipment...................        1.9          2,419,386
Computer Industry.....................        6.5          8,171,080
Nondurable Goods......................        2.1          2,690,576
Basic Industries......................        1.8          2,308,909
Metals/Mining.........................        0.0             47,346
Construction/Engineering..............        2.1          2,617,883
Holding Company.......................        2.3          2,855,856
Utility...............................        3.2          3,990,892
Chemicals and Allied Products.........        2.0          2,477,961
Recreation/Entertainment..............        0.0             28,600
Transportation........................        1.5          1,850,470
Office Supplies and Equipment.........        0.3            437,073
Industrial............................        0.6            730,050
Textiles..............................        0.5            680,063
Printing/Publishing...................        1.4          1,808,669
Real Estate...........................        0.5            648,823
Manufacturing.........................        4.6          5,754,754
Other.................................        0.4            499,530
                                            -----       ------------
TOTAL LONG TERM INVESTMENTS...........      100.5        126,852,432
REPURCHASE AGREEMENT..................        0.5            669,000
                                            -----       ------------
TOTAL INVESTMENTS.....................      101.0        127,521,432
OTHER ASSETS AND LIABILITIES..........       (1.0)        (1,294,315)
                                            -----       ------------
NET ASSETS............................      100.0%      $126,227,117
                                            =====       ============

                              SCHEDULE OF FORWARD
                           FOREIGN EXCHANGE CONTRACTS

                   FORWARD FOREIGN EXCHANGE CONTRACTS TO BUY

                  CONTRACTS TO RECEIVE
            --------------------------------                UNREALIZED
EXPIRATION        LOCAL          IN EXCHANGE   VALUE IN   APPRECIATION/
   DATE          CURRENCY        FOR U.S. $     U.S. $    (DEPRECIATION)
----------       --------        -----------   --------   --------------
07/01/1998  JPY     15,866,331    $111,202     $114,749      $ 3,547
07/01/1998  GRD      9,137,993      29,796       30,038          242
07/01/1998  DKK         95,292      13,803       13,872           69
07/01/1998  DEM        371,164     205,017      205,847          830
07/01/1998  NLG      1,562,599     768,995      768,749         (246)
07/02/1998  GBP         73,365     122,604      122,498         (106)
07/02/1998  PTE      5,926,958      31,986       32,107          121
07/02/1998  GRD     10,139,362      33,114       33,328          214
07/02/1998  JPY     10,410,856      73,440       75,295        1,855
07/03/1998  AUD         11,392       6,895        7,071          176
07/06/1998  IEP         86,236     119,989      120,457          468
07/06/1998  GRD     14,985,410      49,351       49,238         (113)
07/06/1998  CAD        758,448     517,429      515,433       (1,996)
07/07/1998  IEP        212,468     296,148      296,784          636
07/07/1998  JPY     19,119,188     137,667      138,337          670
07/14/1998  TWD      3,230,100      97,395       94,006       (3,389)
07/14/1998  TWD      2,972,900      89,640       86,521       (3,119)
                                                             -------
                                                             $  (141)
                                                             -------

                   FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL

                  CONTRACTS TO DELIVER
            --------------------------------                  UNREALIZED
EXPIRATION        LOCAL          IN EXCHANGE    VALUE IN    APPRECIATION/
   DATE          CURRENCY        FOR U.S. $      U.S. $     (DEPRECIATION)
----------       --------        -----------    --------    --------------
07/01/1998  GBP        137,130   $  228,774    $  228,966      $   (192)
07/02/1998  HKD         17,832        2,302         2,302             0
07/07/1998  ITL    323,738,625      182,070       182,216          (146)
07/14/1998  TWD      3,230,100       91,894        94,006        (2,112)
07/14/1998  TWD      2,972,900       84,578        86,521        (1,943)
07/31/1998  FRF        641,713      105,710       106,352          (642)
07/31/1998  FRF        301,602       49,975        49,985           (10)
08/28/1998  JPY    337,000,000    2,443,047     2,458,841       (15,794)
                                                               --------
                                                               $(20,839)
                                                               --------
Net Unrealized Depreciation of Forward Foreign Exchange
  Contracts..............................................      $(20,980)
                                                               ========

------------------------------------------------------------------------------
                              GLOSSARY OF TERMS
                      ADR      -- American Depositary Receipt
                      AUD      -- Australian Dollar
                      CAD      -- Canadian Dollar
                      DEM      -- German Mark
                      DKK      -- Danish Krona
                      FRF      -- French Franc
                      GBP      -- British Pound Sterling
                      GDR      -- Global Depositary Receipt
                      GRD      -- Greek Dracham
                      HKD      -- Hong Kong Dollar
                      IEP      -- Irish Punt
                      ITL      -- Italian Lira
                      JPY      -- Japanese Yen
                      NLG      -- Netherland Dollar
                      PTE      -- Portuguese Escudo
                      TWD      -- Taiwan Dollar
------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments

                                 THE GCG TRUST
                            EMERGING MARKETS SERIES

                           JUNE 30, 1998 (UNAUDITED)

                                                            VALUE
  SHARES                                                  (NOTE 1)
  ------                                                  --------
COMMON STOCKS -- 86.3%
  ARGENTINA -- 4.5%
    31,265    Banco Frances del Rio de la Plata S.A.,
                ADR..................................    $   236,398
     5,466    IRSA Inversiones y Representaciones
                S.A., GDR............................        159,197
    63,000    Perez Companc S.A., Class B............        316,306
     5,200    Telefonica de Argentina S.A., ADR......        168,675
    17,800    Y.P.F. S. A., ADR......................        535,112
                                                         -----------
                                                           1,415,688
                                                         -----------
  BRAZIL -- 13.6%
     8,900    Brazil Reality S.A., GDR**.............        184,675
     4,000    Centrais Eletrobras....................            118
     4,000    Centrais Geradoras do Sul do Brasil
                S.A.+................................              5
    31,500    Companhia Brasileira de Distribuicao
                Grupo Pao de Acuar, ADR..............        712,687
 1,000,000    Companhia de Saneamento Basico do
                Estado de Sao Paulo+.................        120,185
    20,315    Companhia Energetica de Minas Geras,
                ADR**................................        639,909
10,300,000    Companhia Siderurgica Nacional.........        258,090
    32,900    Companhia Vale do Rio Doce, ADR........        670,502
 7,000,000    Empresa Brasil Aeronautica-PFA.........        124,076
    23,000    Souza Crus S.A. .......................        171,026
     6,200    Telebras, ADR..........................        676,962
       800    Telec Brasileiras-Telebras ON..........             64
 3,200,000    Telecomunicacoes de Sao Paulo S.A. ....        752,583
                                                         -----------
                                                           4,310,882
                                                         -----------
  CANADA -- 0.7%
    48,600    Hurricane Hydrocarbons Ltd., Class
                A+...................................        234,487
                                                         -----------
  CHILE -- 1.3%
    17,200    Distribucion y Servicio D&S S.A.,
                ADR+.................................        258,000
    19,100    Madeco S.A., ADR.......................        168,319
                                                         -----------
                                                             426,319
                                                         -----------
  CZECH REPUBLIC -- 0.9%
    14,100    Ceske Radiokomunikace, GDR**...........        299,625
                                                         -----------
  GREAT BRITAIN -- 2.0%
    74,900    Billiton PLC+..........................        147,779
    33,500    Lonhro PLC.............................        153,659
    33,500    Lonhro Africa PLC+.....................         39,545
    25,700    Ramco Energy PLC, ADR..................        279,487
                                                         -----------
                                                             620,470
                                                         -----------
  GREECE -- 5.7%
     2,900    Alpha Credit Bank......................        235,121
     3,300    Commercial Bank of Greece, S.A., GDR...        244,826
     2,760    National Bank of Greece, S.A.+.........        353,732
    16,889    Hellenic Telecommunication Organization
                S.A. ................................        433,020
    20,500    Hellenic Telecommunication Organization
                S.A, GDR.............................        262,400
     6,300    STET Hellas Telecommunications S.A.,
                ADR+.................................        261,450
                                                         -----------
                                                           1,790,549
                                                         -----------
  HONG KONG -- 3.0%
    86,000    Asia Satellite Telecommunications
                Holdings Ltd. .......................        142,075
   220,000    Beijing Datang Power Generation Company
                Ltd.+................................         61,758
    74,000    Cheung Kong Infrastructure.............        139,920
    80,000    China Telecom (Hong Kong) Ltd.+........        138,875
   140,000    Guangdong Kelon Elec Holding...........        110,222
    30,000    Johnson Electric Holdings Ltd. ........        111,125
    82,000    Qingling Motors Company................         22,754
    39,000    Smartone Telecommunications**..........         95,134
    32,000    VTech Holdings Ltd. ...................        119,153
                                                         -----------
                                                             941,016
                                                         -----------
  HUNGARY -- 2.1%
    10,600    Mol Magyar Olaj Es Gazipari, GDR**.....        283,550
    31,600    Pick Szeged Rt., GDR**.................        367,192
                                                         -----------
                                                             650,742
                                                         -----------
  INDIA -- 4.6%
    13,500    Bombay Suburban Electric Company,
                GDR+.................................        139,388
    28,200    Gujarat Ambuja Cements Ltd.**..........        136,065
     8,800    Hindalco Industries, Ltd., GDR.........        122,760
    12,700    Indian Hotels Ltd.**...................         98,425
    19,900    Larson & Toubro Ltd., GDR+***..........        181,588
    28,000    Mahanager Telephone Nigam Ltd.,
                GDR+**...............................        285,600
    14,800    Mahindra & Mahindra Ltd., GDR**........         64,010
    11,000    Ranbaxy Laboratories Ltd., GDR.........        173,800
    13,000    State Bank of India, GDR***............        153,400
    28,100    Tata Engineering & Locomotive Company,
                GDR..................................         89,920
                                                         -----------
                                                           1,444,956
                                                         -----------
  INDONESIA -- 0.0%
         3    PT Bank International Indonesia+.......              0
                                                         -----------
  ISRAEL -- 5.1%
   207,100    Bank Leumi Le-Israel...................        413,173
     3,900    Formula Systems (1985) Ltd.+...........        136,480
     2,300    Koor Industries Ltd. ..................        265,787
     6,700    Koor Industries Ltd., ADR..............        156,612
     4,000    Super-Sol Ltd. ........................         66,000
   106,100    Super-Sol Ltd., ADR....................        349,609
     6,900    Tadiran Ltd. ..........................        227,737
                                                         -----------
                                                           1,615,398
                                                         -----------
  KOREA -- 2.3%
         1    Housing & Commercial Bank, GDR***......              3
    27,500    Korea Electric Power Corporation.......        293,427
     3,390    Pohang Iron & Steel Company Ltd. ......         95,799
     5,319    Samsung Electronics Company Ltd. ......        164,644
       230    Samsung Fire & Marine Insurance........         38,361
       260    SK Telecom Company Ltd., ADR...........        119,142
                                                         -----------
                                                             711,376
                                                         -----------
  MALAYSIA -- 3.1%
   136,800    Berjaya Sports Toto BHD................        202,716
   588,000    IJM Corporation BHD....................        155,846
    72,000    JASA Tiasa Holdings BHD................         89,344
    88,000    Malakoff BHD...........................        162,207
    98,000    MNI Holdings Berhad....................         94,924
   324,000    PPB Oil Palms BHD+.....................        210,782
   209,000    Public Bank Berhad.....................         61,941
                                                         -----------
                                                             977,760
                                                         -----------
   MEXICO -- 11.4%
   102,897    Cementos Mexicanos S.A., Class B.......        454,050
    91,005    Cifra S.A. de C.V., Series B...........        135,715
    15,100    Coca-Cola Femsa S.A., ADR..............        262,363
   187,700    Corporacion Moctezuma, S.A. de C.V.+...        219,337
     8,740    Fomento Economico Mexicana, Class B....        272,350
    19,300    Grupo Accion S.A. de C.V., ADR+**......        130,275
   135,000    Grupo Financiero Banamex Accival, S.A.
                de C.V. (Banacci), Series B..........        262,924

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments -- (Continued)

                                 THE GCG TRUST
                            EMERGING MARKETS SERIES

                           JUNE 30, 1998 (UNAUDITED)

                                                            VALUE
  SHARES                                                  (NOTE 1)
  ------                                                  --------
COMMON STOCKS -- (CONTINUED)
 MEXICO -- (CONTINUED)
    19,400    Grupo Imsa S.A. de C.V., ADR...........    $   293,425
    15,000    Grupo Telivisa S.A., GDR...............        564,375
    95,300    Kimberly-Clark de Mexico, S.A. de C.V.,
                Class A..............................        336,740
    14,100    Telefonos de Mexico S.A., ADR..........        677,680
                                                         -----------
                                                           3,609,234
                                                         -----------
 PERU -- 2.6%
    18,000    Panamerican Beverages Inc., Class A....        565,875
    11,800    Telefonica del Peru S.A., ADR..........        241,163
                                                         -----------
                                                             807,038
                                                         -----------
 PHILIPPINES -- 2.9%
   620,280    Ayala Land Inc., Class B...............        178,498
    42,001    Benpres Holdings Corporation, GDR+**...        111,723
   972,000    Cosmos Bottling Corporation**..........        109,554
   491,500    Cosmos Bottling Corporation............         55,397
 1,205,600    International Container Terminal
                Services, Inc. ......................        137,329
     4,400    Philippine Long Distance Telephone
                Company..............................        100,240
     3,600    Philippine Long Distance Telephone
                Company, ADR.........................         81,450
   847,000    SM Prime Holdings Inc. ................        134,058
                                                         -----------
                                                             908,249
                                                         -----------
 POLAND -- 1.3%
    14,000    @Entertainment, Inc.+..................        154,000
    14,000    Kredyt Bank, GDR+**....................        263,900
                                                         -----------
                                                             417,900
                                                         -----------
 PORTUGAL -- 2.3%
     9,800    Investec-Consultadoria Internacional,
                S.A.+................................        451,193
     5,400    Portugal Telecom S.A. .................        286,381
                                                         -----------
                                                             737,574
                                                         -----------
 RUSSIA -- 2.4%
     8,200    Lukoil Oil Company, ADR................        280,850
    31,400    Tatneft, ADR...........................        243,350
    18,200    Unified Energy Systems, GDR+...........        243,425
                                                         -----------
                                                             767,625
                                                         -----------
 SOUTH AFRICA -- 4.2%
    41,800    ABSA Group Ltd. .......................        260,809
    83,500    Engen Ltd. ............................        230,928
   115,425    FirstRand Ltd. ........................        177,128
    16,248    Liberty Life Association of Africa
                Ltd. ................................        316,743
    60,700    Sasol, Ltd. ...........................        351,610
                                                         -----------
                                                           1,337,218
                                                         -----------
 TAIWAN -- 3.8%
    18,875    Acer Inc., GDR.........................        109,475
     7,500    ASE Test Ltd.+.........................        232,500
    24,875    Asustek Computer Inc., GDR+............        199,311
     9,000    Fubon Insurance Company, GDR+..........        156,375
    25,840    Siliconware Precision Industries
                Company, GDR.........................        208,658
    17,500    Taiwan Semiconductor Manufacturing
                Company Ltd., ADR+...................        295,313
                                                         -----------
                                                           1,201,632
                                                         -----------
 THAILAND -- 1.5%
    25,000    Advanced Information Services Public
                Company, Ltd. (Foreign)..............        106,635
    48,000    Bangkok Bank Public Company Ltd.
                (Foreign)**..........................         59,147
    73,100    Electricity Generating Public Company
                Ltd. (Foreign).......................        113,461
    16,000    PTT Exploration and Production Public
                Company, Ltd. (Foreign)**............        121,327
    72,000    Thai Farmers Bank PLC**................         63,555
                                                         -----------
                                                             464,125
                                                         -----------
 TURKEY -- 3.5%
    23,500    Haci Omer Sabanci Holdings, ADR+**.....        364,250
 1,684,000    Turkiye IS Bankasi TRL.................         67,980
 1,398,800    Vestel Elektronik Sanayi ve Ticaret
                A.S.+................................        186,472
    20,764    Yapi ve Kredi Bankasi S.A., GDR+***....        498,336
                                                         -----------
                                                           1,117,038
                                                         -----------
 UNITED STATES -- 0.8%
    37,000    R.O.C. Taiwan Fund.....................        249,750
                                                         -----------
 VENEZUELA -- 0.7%
     7,300    Compania Anonima Nacional Telefonos de
                Venezula, ADR........................        182,500
     6,333    Siderurgica Venezolana "Sivensa",
                ADR..................................         38,097
     6,550    Siderurgica Venezolana "Sivensa", Class
                B....................................            592
                                                         -----------
                                                             221,189
                                                         -----------
              Total Common Stocks
                (Cost $33,026,670)...................     27,277,840
                                                         -----------
PREFERRED STOCKS -- 7.3%
 BRAZIL -- 7.3%
52,138,488    Banco Bradesco.........................        435,032
   800,000    Banco Itau S.A. .......................        456,530
   195,000    Celesc.................................        148,372
   600,000    Companhia Cimento Portland Itau+.......        106,403
14,600,000    Gerdau S.A. ...........................        201,980
35,000,000    Lojas Americanas S.A.+.................        194,587
 1,951,000    Mesbla**...............................          8,435
 2,390,500    Petroleo Brasileir.....................        444,388
 3,800,000    Telesp Celular S.A.+...................        315,421
                                                         -----------
              Total Preferred Stocks
                (Cost $2,841,329)....................      2,311,148
                                                         -----------

                                            EXPIRATION
                                               DATE
                                            ----------
WARRANTS AND RIGHTS -- 0.0%#
 BRAZIL -- 0.0%#
   177,697    Mesbla.....................   01/01/2100              0
   150,390    Telec de Sao Paulo S.A. ...                       2,406
                                                          -----------
 GREECE -- 0.0%#
     2,900    Alpha Credit Bank..........   07/24/1998          4,941
                                                          -----------
 INDONESIA -- 0.0%#
     2,200    PT Bank International
                Indonesia+...............   01/17/2000             10
                                                          -----------
 PHILIPPINES -- 0.0%#
   374,200    Belle Corporation+.........   01/17/2000            516
                                                          -----------
              Total Warrants and Rights
                (Cost $1,140)............                       7,873
                                                          -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments -- (Continued)

                                 THE GCG TRUST
                            EMERGING MARKETS SERIES

                           JUNE 30, 1998 (UNAUDITED)

 PRINCIPAL                                                  VALUE
  AMOUNT                                                  (NOTE 1)
 ---------                                                --------
CONVERTIBLE BONDS -- 1.8%
 MEXICO -- 1.5%
   $480,000    Alpha, Class A,
               8.000% due 09/15/2000***..............    $   484,800
                                                         -----------
 TAIWAN -- 0.3%
     75,000    Formosa Chemical & Fibre
                 Corporation,
               1.750% due 07/19/2001.................         81,375
                                                         -----------
               Total Convertible Bonds
                 (Cost $636,504).....................        566,175
                                                         -----------
REPURCHASE AGREEMENT -- 2.9%
 (Cost $906,000)
    906,000    Agreement with JP Morgan,
                 5.750% dated 06/30/1998 to be
                 repurchased at $906,145 on
                 07/01/1998 collateralized by
                 $693,000 U.S. Treasury Bonds,
                 11.625% due 11/15/2004
               (Market value $906,000)...............        906,000
                                                         -----------
TOTAL INVESTMENTS (COST $37,411,643*).........   98.3%    31,069,036
OTHER ASSETS AND LIABILITIES (NET)............    1.7        542,920
                                                -----    -----------
NET ASSETS....................................  100.0%   $31,611,956
                                                =====    ===========

----------------------
  * Aggregate cost for Federal tax purposes.
 ** Illiquid security (See Note 4).
*** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
  + Non-income producing security.
  # Amount is less than 0.1%.

The industry classification of the Emerging Markets Series at June 30, 1998 was as follows:

                                              % OF          VALUE
        INDUSTRY CLASSIFICATION            NET ASSETS     (NOTE 1)
        -----------------------            ----------     --------
LONG TERM INVESTMENTS:
Oil/Gas................................       10.2%      $ 3,200,069
Communication/Telecommunications.......       13.4         4,201,896
Banking/Financials.....................        6.4         2,023,549
Banks..................................        7.2         2,268,340
Electric Utilities.....................        1.6           505,264
Construction...........................        3.8         1,186,049
Food and Beverage Products.............        4.2       $ 1,317,188
Retail.................................        4.0         1,265,318
Industrial.............................        2.1           655,519
Utility................................        3.3         1,053,618
Insurance..............................        1.5           473,118
Computers and Office Equipment.........        1.7           551,901
Financial Services.....................        1.7           541,378
Metal and Metal Products...............        0.7           218,559
Broadcast, Radio and TV................        1.8           564,375
Auto...................................        0.4           112,674
Publishing.............................        1.4           451,193
Electric Services and Equipment........        4.7         1,496,324
Electronics............................        3.4         1,087,586
Miscellaneous Services.................        1.2           388,140
Mining.................................        3.4         1,081,524
Agriculture............................        2.3           740,182
Diversified Operations.................        0.9           293,425
Iron/Steel.............................        1.4           460,070
Real Estate............................        2.3           718,702
Engineering/Construction...............        2.5           798,522
Consumer...............................        0.6           174,232
Leisure................................        0.6           202,716
Paper and Allied Products..............        1.1           336,740
Other..................................        5.6         1,794,865
                                             -----       -----------
TOTAL LONG TERM INVESTMENTS............       95.4        30,163,036
REPURCHASE AGREEMENT...................        2.9           906,000
                                             -----       -----------
TOTAL INVESTMENTS......................       98.3        31,069,036
OTHER ASSETS AND LIABILITIES (NET).....        1.7           542,920
                                             -----       -----------
NET ASSETS.............................      100.0%      $31,611,956
                                             =====       ===========

                              SCHEDULE OF FORWARD
                           FOREIGN EXCHANGE CONTRACTS

                   FORWARD FOREIGN EXCHANGE CONTRACTS TO BUY

                CONTRACTS TO RECEIVE
             ---------------------------               UNREALIZED
EXPIRATION       LOCAL       IN EXCHANGE   VALUE IN   APPRECIATION/
   DATE         CURRENCY     FOR U.S. $     U.S. $    DEPRECIATION
----------      --------     -----------   --------   -------------
07/14/1998   TWD 19,755,200    595,664     574,939      $(20,725)
07/14/1998   TWD 18,181,800    548,222     529,148       (19,074)
                                                        --------
                                                        $(39,799)
                                                        --------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments -- (Continued)

                                 THE GCG TRUST
                            EMERGING MARKETS SERIES

                           JUNE 30, 1998 (UNAUDITED)

                   FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL

               CONTRACTS TO DELIVER
            ---------------------------
EXPIRATION      LOCAL       IN EXCHANGE   VALUE IN    UNREALIZED
   DATE        CURRENCY     FOR U.S. $     U.S. $    DEPRECIATION
----------     --------     -----------   --------   ------------
07/14/1998  TWD 19,755,200    562,026     574,940      $(12,914)
07/14/1998  TWD 18,181,800    517,263     529,148       (11,885)
                                                       --------
                                                       $(24,799)
                                                       --------

Net Unrealized Depreciation of Forward Foreign
  Exchange Contracts............................    $(64,598)
                                                    ========

                               GLOSSARY OF TERMS
                       ADR -- American Depositary Receipt
                        GDR  -- Global Depositary Receipt
                        TWD  -- Taiwan Dollar

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments

                                 THE GCG TRUST
                            DEVELOPING WORLD SERIES

                           JUNE 30, 1998 (UNAUDITED)

                                                            VALUE
 SHARES                                                    (NOTE 1)
 ------                                                    --------
COMMON STOCKS -- 82.0%
 ARGENTINA -- 3.5%
    3,600    Banco de Galicia y Buenos Aires S.A. de
               C.V., ADR..............................    $   65,700
    4,200    Telefonica de Argentina, S.A., ADR.......       136,237
                                                          ----------
                                                             201,937
                                                          ----------
 BRAZIL -- 20.3%
    5,700    Centrais Eletricas Brasileiras S.A.,
               ADR....................................        81,966
      570    Centrais Geradoras do Sul do Brasil S.A.,
               ADR+...................................         3,893
   14,167    Companhia Energetica de Minas Gerais
               (CEMIG) S.A., ADR......................       435,623
   10,600    Petroleo Brasileiro S.A., ADR............       197,052
    4,000    Telecomunicacoes Brasileiras S.A., ADR...       436,750
                                                          ----------
                                                           1,155,284
                                                          ----------
 CHILE -- 1.7%
    2,500    Cia. de Telecomunicaciones de Chile S.A.,
               ADR....................................        50,781
    6,000    Linca Aeres Nacional Chile S.A., ADR.....        48,750
                                                          ----------
                                                              99,531
                                                          ----------
 CZECHOSLOVAKIA -- 1.1%
    2,840    Ceske Radiokomunikace, GDR+**............        60,847
                                                          ----------
 GREAT BRITAIN -- 2.8%
    5,000    Al Ahram Beverage, GDR**.................       158,750
                                                          ----------
 HONG KONG -- 3.3%
    2,000    China Telecom (Hong Kong) Ltd., ADR+.....        69,125
   20,000    Citic Pacific Ltd. ......................        35,364
   33,000    New World Infrastructure Ltd.+...........        37,907
   20,000    Shanghai Industrial Holdings Ltd. .......        47,109
                                                          ----------
                                                             189,505
                                                          ----------
 INDIA -- 3.7%
    4,000    Bajaj Auto Ltd., GDR**...................        53,400
    4,000    BSES Ltd., GDR**.........................        41,300
    4,000    Hindalco Industries Ltd., GDR............        55,800
    5,600    Videsh Sanchar Nigam Ltd., GDR**.........        57,960
                                                          ----------
                                                             208,460
                                                          ----------
 ISRAEL -- 3.5%
    5,300    ECI Telecommunications Ltd. .............       200,737
                                                          ----------
 KOREA -- 1.9%
   12,189    Kookmin Bank, SP GDR**...................        47,842
    6,000    L.G. Chemical Ltd., GDR**+...............        34,560
    1,600    Samsung Electronics, GDR.................        25,576
                                                          ----------
                                                             107,978
                                                          ----------
 MALAYSIA -- 1.2%
   21,000    Berjaya Sports Toto Berhad...............        31,119
   66,000    YTL Power International Berhad+..........        35,940
                                                          ----------
                                                              67,059
                                                          ----------
 MEXICO -- 5.1%
   16,940    Corporacion Interamericana de
               Entretenimiento S.A., Class B+.........        47,697
    2,259    Corporacion Interamericana de
               Entretenimiento S.A., Class L+.........         5,279
    6,400    Grupo Radio Centro S.A. de C.V., ADR.....        71,200
    2,300    Panamerican Beverages Inc., Class A......        72,306
    2,000    Telefonos de Mexico S.A., ADR............        96,125
                                                          ----------
                                                             292,607
                                                          ----------
 PHILIPPINES -- 1.1%
    2,700    Philippine Long Distance Telephone
               Company, ADR...........................        61,088
                                                          ----------
 POLAND -- 0.8%
    2,700    Prokom Software, GDR+**..................        46,372
                                                          ----------
 PORTUGAL -- 4.5%
    3,500    Companhia de Seguros Tranquilidade.......        94,800
    3,000    Sonse Investimentos-Sociedade Gestora de
               Participacoes Sociais, S.A. ...........       163,960
                                                          ----------
                                                             258,760
                                                          ----------
 RUSSIA -- 1.7%
    6,500    AO Tatneft, ADR..........................        50,375
    1,400    LUKoil Holding, ADR......................        47,950
                                                          ----------
                                                              98,325
                                                          ----------
 SOUTH AFRICA -- 12.4%
   18,000    Barlow Ltd. .............................        94,857
    9,800    De Beers.................................       172,202
   34,700    JCI Ltd. ................................       180,522
    5,600    Liberty Life Association of Africa
               Ltd. ..................................       109,167
   90,000    Molope Foods Ltd.+.......................       107,757
   35,000    NBS Boland Group Ltd. ...................        45,447
                                                          ----------
                                                             709,952
                                                          ----------
 TAIWAN -- 4.4%
    2,900    Advanced Semiconductor Engineering,
               GDR**..................................        25,302
   10,000    GVC Corporation, GDR**...................        40,000
    6,500    Standard Foods Taiwan Ltd., GDR**+.......        75,075
    3,500    Synnex Technology International
               Corporation, GDR+......................        59,850
    6,300    Yagco Corporation, GDR**.................        51,975
                                                          ----------
                                                             252,202
                                                          ----------
 THAILAND -- 1.5%
    9,400    BEC World Public Company Ltd.
               (Foreign)**............................        35,863
   60,000    The Cogeneration Public Company Ltd.
               (Foreign)..............................        24,171
    3,100    PTT Exploration and Production Public
               Company Ltd. (Foreign)+................        23,507
                                                          ----------
                                                              83,541
                                                          ----------
 TURKEY -- 6.4%
1,500,000    Dogan Sirketler Grubu Holding A.S.+......        91,532
  400,000    Eregli Demir Ve Celik Fabrikalari
               T.A.S.+................................        62,336
1,600,000    Haci Omer Sabanci Holdings A.S. .........        99,136
4,296,000    Yapi ve Kredi Bankasi A.S. ..............       109,699
                                                          ----------
                                                             362,703
                                                          ----------
 UNITED STATES -- 0.6%
    4,000    Indian Hotels Ltd., GDR**................        31,000
      132    Samsung Electronics America, Inc.+.......         2,110
                                                          ----------
                                                              33,110
                                                          ----------
 VENEZUELA -- 0.5%
    1,250    Compania Anonima Nacional Telefonos de
               Venezuela, ADR.........................        31,250
                                                          ----------
             Total Common Stocks
               (Cost $5,728,826)......................     4,679,998
                                                          ----------

TOTAL INVESTMENTS (COST $5,728,826*)...........   82.0%    4,679,998

OTHER ASSETS AND LIABILITIES (NET).............   18.0     1,024,840
                                                 -----    ----------

NET ASSETS.....................................  100.0%   $5,704,838
                                                 =====    ==========


----------------------
 * Aggregate cost for Federal tax purposes.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
 + Non-income producing security.
                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments -- (Continued)

                                 THE GCG TRUST
                            DEVELOPING WORLD SERIES

                           JUNE 30, 1998 (UNAUDITED)

The industry classification of the Developing World Series at June 30, 1998 was as follows:

                                               % OF         VALUE
        INDUSTRY CLASSIFICATION             NET ASSETS     (NOTE 1)
        -----------------------             ----------     --------
LONG TERM INVESTMENTS:
Oil/Gas.................................        1.3%      $   71,457
Airlines................................        0.9           48,750
Communication/Telecommunications........       26.2        1,491,602
Banks...................................        8.1          461,748
Electric Utilities......................        7.6          435,623
Food and Beverage Products..............        9.5          538,049
Industrial..............................        3.0          173,344
Insurance...............................        1.9          109,167
Computers and Office Equipment..........        4.6          264,972
Financial Services......................        3.2          180,522
Metal and Metal Products................        1.0           55,800
Broadcast, Radio and TV.................        1.2           71,200
Electronics.............................        1.8          104,963
Miscellaneous Services..................        0.9           53,400
Mining..................................        3.0          172,202
Diversified Operations..................        2.3          130,221
Iron/Steel..............................        1.1           62,336
Engineering/Construction................        2.4          139,547
Leisure.................................        1.5           84,095
Other...................................        0.5           31,000
                                              -----       ----------
TOTAL INVESTMENTS.......................       82.0        4,679,998
OTHER ASSETS AND LIABILITIES (NET)......       18.0        1,024,840
                                              -----       ----------
NET ASSETS..............................      100.0%      $5,704,838
                                              =====       ==========

                               GLOSSARY OF TERMS
                       ADR -- American Depositary Receipt
                       GDR -- Global Depositary Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments

                                 THE GCG TRUST
                               HARD ASSETS SERIES

                           JUNE 30, 1998 (UNAUDITED)

                                                            VALUE
 SHARES                                                   (NOTE 1)
 ------                                                   --------
COMMON STOCKS -- 77.5%
 ALUMINUM -- 1.0%
    6,000    Aluminum Company of America.............    $   395,625
                                                         -----------
 APARTMENTS -- 1.8%
   15,000    Equity Residential Properties Trust.....        711,563
                                                         -----------
 CHEMICALS -- 1.5%
    7,800    Potash Corporation of Saskatchewan
               Inc. .................................        589,388
                                                         -----------
 DIVERSIFIED MINERALS -- 0.6%
  345,000    Auspex Minerals Ltd.+...................         77,367
   69,500    Billiton Plc+...........................        140,994
                                                         -----------
                                                             218,361
                                                         -----------
 FOREST PRODUCTS AND PAPER -- 6.6%
   67,800    Asia Pulp & Paper Company Ltd., ADR+....        762,750
    9,000    Bowater Inc.............................        425,250
    2,000    Buckeye Technologies Inc.+..............         47,125
    8,237    Fort James Corporation..................        366,547
   53,500    St. Laurent Paperboard Inc.+............        612,602
   11,000    Willamette Industries, Inc. ............        352,000
                                                         -----------
                                                           2,566,274
                                                         -----------
 GOLD/MINING -- 4.8%
  338,150    Acacia Resources Ltd. ..................        361,039
   11,300    Barrick Gold Corporation................        216,819
  220,419    Consolidated Gold+......................              0
   21,200    Getchell Gold Corporation+..............        325,950
   40,000    Greenstone Resources Ltd.+..............        150,861
  164,000    Herald Resources Ltd.+..................         26,978
   49,500    Homestake Mining Company................        513,562
    9,400    Newmont Mining Corporation..............        222,075
   17,800    Nambian Minerals Corporation+...........         40,522
                                                         -----------
                                                           1,857,806
                                                         -----------
 HOTEL -- 10.2%
   15,000    CapStar Hotel Company+..................        420,000
    4,600    Host Marriott Corporation+..............         81,938
   17,150    Lasalle Hotel Properties+...............        290,478
   50,000    Legacy Hotels Real Estate Investment
               Trust.................................        292,209
   49,389    Patriot American Hospitality, Inc. .....      1,182,249
   30,000    Signature Resorts, Inc.+................        495,000
   24,300    Starwood Lodging Trust..................      1,173,994
                                                         -----------
                                                           3,935,868
                                                         -----------
 INDUSTRIAL -- 1.2%
   25,000    Bedford Property Investors, Inc. .......        456,250
                                                         -----------
INSURANCE -- 0.1%
    1,000    Highlands Insurance Group Inc.+.........         18,500
                                                         -----------
 IRON/STEEL -- 0.9%
   26,000    Steel Dynamics, Inc.+...................        360,750
                                                         -----------
 METALS/MINING -- 1.2%
   14,000    Cameco Corporation......................        390,065
  103,700    Portman Mining Ltd. ....................         83,683
                                                         -----------
                                                             473,748
                                                         -----------
 OFFICE/INDUSTRIAL -- 15.0%
   15,000    AMB Property Corporation................        367,500
   12,050    Arden Realty Group, Inc. ...............        311,794
   17,700    Bentall Corporation.....................        204,478
   24,250    CarrAmerica Realty Corporation..........        688,094
   35,000    Cornerstone Properties, Inc. ...........        616,875
    8,000    Corporate Office Properties Trust,
               Inc. .................................         71,000
   15,000    Equity Office Properties Trust..........        425,625
   14,000    Highwoods Properties, Inc. .............        452,375
   17,200    Kilroy Realty Corporation...............        430,000
   22,500    Mack-Cali Realty Corporation............        773,437
   40,000    O&Y Properties Corporation+.............        212,021
   15,000    Parkway Properties, Inc. ...............        442,500
   10,000    Prentiss Properties Trust...............        243,125
    6,000    SL Green Realty Corporation.............        135,000
   13,200    TriNet Corporate Realty Trust, Inc. ....        448,800
                                                         -----------
                                                           5,822,624
 OIL AND GAS EXPLORATION -- 12.4%
    6,200    Apache Corporation......................    $   195,300
  204,500    Black Sea Energy Ltd.+..................         76,433
    5,400    Burlington Resources Inc................        232,537
   45,000    Carmanah Resources Ltd+.................         90,211
   20,000    Chieftain International, Inc.+..........        473,750
   50,000    Edge Energy Inc. .......................        132,513
   14,700    Forcenergy Inc. ........................        261,844
   42,500    Hurricane Hydrocarbons, Class A+........        205,056
   45,000    KCS Energy, Inc. .......................        514,688
   20,000    Louis Dreyfus Natural Gas
               Corporation+..........................        378,750
   25,000    Miller Exploration Company+.............        193,750
1,200,000    National Resources Exploration+.........         26,071
   47,000    Pacalta Resources Ltd.+.................        271,482
   19,600    Pendaries Petroleum Ltd.+...............         69,926
  110,000    Startech Energy, Inc.+..................        340,118
   80,000    Stellarton Energy Corporation, Class
               A+....................................        133,193
   13,100    Stone Energy Corporation+...............        465,869
   23,500    Swift Energy Company+...................        374,531
  196,000    Windsor Energy Corporation+.............        346,301
                                                         -----------
                                                           4,782,323
                                                         -----------
 OIL/GAS -- EQUIPMENT AND SERVICES -- 6.8%
   15,000    BJ Services Company+....................        435,938
    5,000    EVI Weatherford Inc.+...................        185,625
   12,000    J. Ray McDermott, S.A.+.................        498,000
   34,200    NQL Drilling Tools, Inc.+...............        209,167
   11,100    Pride International, Inc.+..............        188,006
   23,500    Prudential Steel Ltd. ..................        180,456
   20,400    Smith International, Inc.+..............        710,175
   18,000    Tubos de Acero de Mexico S.A., ADR+.....        230,625
                                                         -----------
                                                           2,637,992
                                                         -----------
 OIL/GAS -- INTEGRATED -- 1.2%
    7,000    ENI SPA, ADR............................        455,000
                                                         -----------
 OIL/GAS -- INTERNATIONAL -- 1.9%
    2,454    British Petroleum Plc, ADR..............        216,565
    4,600    Exxon Corporation.......................        328,037
    2,700    Mobil Oil Corporation...................        206,888
                                                         -----------
                                                             751,490
                                                         -----------
 OIL/GAS -- REFINING -- 0.6%
   42,500    S.P. Interoil **........................        223,125
                                                         -----------
 PLATINUM/MINING -- 0.0%#
      661    Anglo American Platinum Corporation
               Ltd., ADR.............................          7,271
                                                         -----------
 REAL ESTATE -- 6.8%
   15,000    Boardwalk Equities, Inc.+...............        173,287
   15,000    Brandywine Realty Trust.................        335,625
   14,000    Brookfield Properties Corporation.......        192,654
   20,000    Cadillac Fairview Corporation+..........        460,000
   10,000    Excel Legacy Corporation+...............         43,750
   36,000    Philips International Realty
               Corporation+..........................        594,000
    1,300    Societe Fonciere Lyonnaise..............        205,353
   17,000    Trizec Hahn Corporation.................        364,438
    6,500    Vornado Realty Trust....................        257,969
                                                         -----------
                                                           2,627,076
                                                         -----------
 REGIONAL MALLS -- 2.1%
   15,000    Excel Reality Trust, Inc. ..............        434,062
   10,000    Pan Pacific Retail Properties, Inc. ....        203,750
   10,000    Westfield America, Inc. ................        183,750
                                                         -----------
                                                             821,562
                                                         -----------
 OTHER -- 0.8%
   20,700    Denali Incorporated+....................        323,438
                                                         -----------
             Total Common Stocks
               (Cost $33,417,594)....................     30,036,034
                                                         -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments -- (Continued)

                                 THE GCG TRUST
                               HARD ASSETS SERIES

                           JUNE 30, 1998 (UNAUDITED)

PRINCIPAL                                                  VALUE
  AMOUNT                                                 (NOTE 1)
---------                                                --------
 CORPORATE BONDS AND NOTES -- 2.2%
  (Cost $900,000)
  $900,000    Gold/Silver Ratio Indexed Note,
                2.610% due 06/18/1999...............    $   852,480
                                                        -----------
  SHARES
----------
 WARRANTS -- 2.5%
    26,000    Altagas Services Inc., Expires
                04/29/1999..........................        154,599
   630,800    Brazillian Resources Inc.,
                Expires 09/12/1998+.................         92,163
   175,000    Bromley-Marr ECOS Inc.,
                Expires 07/23/1998..................         66,002
    50,000    Bromley-Marr ECOS Inc.,
                Expires 08/21/1998..................         18,857
   100,000    Cypress Energy Inc., Expires
                10/14/1998+.........................        339,778
   150,000    Kappa Energy Company Inc., Expires
                01/03/1999+.........................              0
    25,000    NQL Drilling Tools, Inc., Expires
                08/01/1998+.........................        152,900
    30,000    Plains Energy, Expires 10/08/1998+....        128,436
                                                        -----------
              Total Warrants (Cost $1,461,405)......        952,735
                                                        -----------

PRINCIPAL
  AMOUNT
---------
 COMMERCIAL PAPER -- 9.8%
$1,900,000    American Express Corporation, 6.033%++
                due 07/01/1998.......................      1,900,000
 1,900,000    General Electric Capital Corporation,
                5.678%++ due 07/01/1998..............      1,900,000
                                                         -----------
              Total Commercial Paper
                (Cost $3,800,000)....................      3,800,000
                                                         -----------
TOTAL INVESTMENTS (COST $39,578,999*).........   92.0%    35,641,249
OTHER ASSETS AND LIABILITIES (NET)............    8.0      3,116,314
                                                -----    -----------
NET ASSETS....................................  100.0%   $38,757,563
                                                =====    ===========

----------------------
 * Aggregate cost for Federal tax purposes.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
 + Non-income producing security.
++ Annualized yield at date of purchase.
 # Amount represents less than 0.1%.

The summary of investments by country at June 30, 1998 was as follows:

                                                       % OF TOTAL
COUNTRY                                                INVESTMENTS
-------                                                -----------
Australia............................................       1.4%
Canada...............................................      14.6
France...............................................       0.6
Great Britain........................................       1.0
Mexico...............................................       0.6
Singapore/Malaysia...................................       2.1
United States........................................      79.7
                                                          -----
                                                          100.0%
                                                          =====

                   FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL

               CONTRACT TO DELIVER
            -------------------------                UNREALIZED
EXPIRATION     LOCAL      IN EXCHANGE   VALUE IN    APPRECIATION/
   DATE       CURRENCY    FOR U.S. $     U.S. $     DEPRECIATION
----------  ------------  -----------   --------    -------------
09/16/1998  CAD 6,625,000 4,500,679     4,509,091    (8,412)

                               GLOSSARY OF TERMS
                       ADR -- American Depositary Receipt
       CAD  -- Canadian Dollar

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments

                                 THE GCG TRUST
                               REAL ESTATE SERIES

                           JUNE 30, 1998 (UNAUDITED)

                                                            VALUE
  SHARES                                                  (NOTE 1)
  ------                                                  --------
COMMON STOCKS -- 94.2%
 APARTMENTS -- 13.1%
     43,364    Avalon Properties Inc. ...............    $ 1,636,991
     53,200    BRE Properties, Inc. .................      1,386,525
     55,387    Equity Residential Property Trust.....      2,627,421
     18,400    Merry Land & Investment Company.......        387,550
     53,405    Post Properties Inc. .................      2,056,093
     53,200    Security Capital Pacific Trust........      1,197,000
     49,500    Smith, Charles E. Residential Realty
               Inc. .................................      1,584,000
                                                         -----------
                                                          10,875,580
                                                         -----------
 HEALTH CARE REAL ESTATE -- 1.1%
     38,600    Nationwide Health Properties Inc. ....        921,575
                                                         -----------
 MANUFACTURED HOUSING -- 6.3%
     68,613    Chateau Properties, Inc. .............      1,972,624
     38,200    Manufactured Home Communities,
               Inc. .................................        921,575
     71,100    Sun Communities Inc. .................      2,355,187
                                                         -----------
                                                           5,249,386
                                                         -----------
 OFFICE/INDUSTRIAL -- 30.1%
     89,600    Arden Realty Group, Inc. .............      2,318,400
     46,400    Boston Properties, Inc. ..............      1,600,800
     42,000    CarrAmerica Realty Corporation........      1,191,750
    109,300    Cornerstone Properties, Inc. .........      1,926,413
    147,335    Equity Office Properties Trust........      4,180,631
     79,300    Kilroy Realty Corporation.............      1,982,500
     75,700    Liberty Property Trust................      1,935,081
    117,600    Reckson Associates Realty
               Corporation...........................      2,778,300
    109,390    Security Capital Industries...........      2,734,750
     67,100    SL Green Realty Corporation...........      1,509,750
     40,900    Spieker Properties Inc. ..............      1,584,875
     52,400    Tower Realty Trust Inc. ..............      1,172,450
                                                         -----------
                                                          24,915,700
                                                         -----------
 REAL ESTATE -- 3.8%
     93,600    Catellus Development Corporation+.....      1,655,550
     42,100    Mack Cali Realty Corporation..........      1,447,187
                                                         -----------
                                                           3,102,737
                                                         -----------
 RESTAURANTS -- 2.9%
     93,200    Franchise Finance Corporation of
               America...............................      2,417,375
                                                         -----------
 REGIONAL MALLS -- 12.6%
     68,100    General Growth Properties.............      2,540,981
     56,200    Macerich Company......................      1,647,363
    117,800    Simon DeBartolo Group, Inc. ..........      3,828,500
    118,500    Taubman Centers Inc. .................      1,688,625
     23,500    Urban Shopping Centers, Inc. .........        740,250
                                                         -----------
                                                          10,445,719
                                                         -----------
 SELF STORAGE -- 1.8%
     50,000    Storage Trust Realty..................    $ 1,168,750
      9,100    Storage USA Inc. .....................        318,500
                                                         -----------
                                                           1,487,250
                                                         -----------
 SHOPPING CENTERS -- 13.9%
     53,200    Bradley Real Estate, Inc. ............      1,123,850
     45,100    Developers Diversified Realty
               Corporation...........................      1,767,356
     37,200    Federal Realty Investment Trust.......        895,125
     97,550    Kimco Realty Corporation..............      3,999,550
     51,800    Price Enterprises Inc. ...............        951,825
     70,700    Vornado Realty Trust..................      2,805,906
                                                         -----------
                                                          11,543,612
                                                         -----------
 SPECIALTY REAL ESTATE -- 8.6%
    122,600    Patriot American Hospitality Inc. ....      2,934,738
      8,328    Reckson Service Industries, Inc.+.....         27,586
     86,292    Starwood Lodging Trust................      4,168,982
                                                         -----------
                                                           7,131,306
                                                         -----------
               Total Common Stocks
                 (Cost $70,316,325)..................     78,090,240
                                                         -----------
CONVERTIBLE PREFERRED STOCK -- 1.3%
      9,828    Kimco Realty Corporation Pfd. Conv.,
                 Series D............................        266,585
     14,400    Vornado Realty Trust Pfd. Conv.,
               Series A..............................        826,200
                                                         -----------
               Total Convertible Preferred Stock
                 (Cost $989,858).....................      1,092,785
                                                         -----------

 PRINCIPAL
  AMOUNT
 ---------
U.S. TREASURY OBLIGATIONS -- 3.3%
 U.S. TREASURY BILLS:
$   550,000    4.983%++ due 07/23/1998........                 548,353
  2,200,000    5.075%++ due 09/17/1998........               2,176,724
                                                           -----------
               Total U.S. Treasury Obligations
                 (Cost $2,724,641)............               2,725,077
                                                           -----------
TOTAL INVESTMENTS (COST $74,030,824*).........     98.8%    81,908,102
OTHER ASSETS AND LIABILITIES (NET)............      1.2        962,614
                                                  -----    -----------
NET ASSETS....................................    100.0%   $82,870,716
                                                  =====    ===========

----------------------
* Aggregate cost for Federal tax purposes.
+ Non-income producing security.
++ Annualized yield at date of purchase.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments

                                 THE GCG TRUST
                             MARKET MANAGER SERIES

                           JUNE 30, 1998 (UNAUDITED)

PRINCIPAL                                                   VALUE
  AMOUNT                                                   (NOTE 1)
---------                                                  --------
U.S. TREASURY OBLIGATION -- 33.6%
  (Cost $2,386,262)
$2,867,000    U.S. Treasury Strip,
                7.172%++ due 02/15/2001...............    $2,490,591
                                                          ----------
CORPORATE BONDS AND NOTES -- 5.2%
 FINANCIAL SERVICES -- 3.1%
   276,000    Cabco (Texaco Capital),
                Zero coupon due 10/01/2001............       228,390
                                                          ----------
 INDUSTRIAL -- 2.1%
   160,000    Philip Morris Companies Inc., 6.000% due
                07/15/2001............................       158,200
                                                          ----------
              Total Corporate Bonds and Notes
                (Cost $369,194).......................       386,590
                                                          ----------

 NUMBER
   OF                               EXPIRATION   STRIKE       VALUE
CONTRACTS                              DATE       PRICE      (NOTE 1)
---------                           ----------   ------      --------
 CALL OPTIONS PURCHASED** -- 60.2
  6,543     S&P Mid-Cap Companies
              Index 400
              European............  03/06/2001   $178.50    $1,283,905
  2,125     S&P Mid-Cap Companies
              Index 400
              European............  03/06/2001    178.50       420,339
  1,352     S&P Mid-Cap Companies
              Index 400
              European............  03/06/2001    178.50       267,702
  2,397     S&P 500 European......  03/06/2001    485.63     1,625,933
    782     S&P 500 European......  03/06/2001    485.63       529,989
    499     S&P 500 European......  03/06/2001    485.63       339,852
                                                            ----------
            Total Call Options Purchased
              (Cost $1,041,615).........................     4,467,720
                                                            ----------

TOTAL INVESTMENTS (COST $3,797,071*)...........   99.0%    7,344,901
OTHER ASSETS AND LIABILITIES (NET).............    1.0        72,686
                                                 -----    ----------
NET ASSETS.....................................  100.0%   $7,417,587
                                                 =====    ==========

----------------------
 * Aggregate cost for Federal tax purposes.
** The Market Manager Series is exposed to risks on these call options purchased if the counterparties are unable to meet the terms of the contracts. Such risks are limited to the cost of such investments.
 ++ Annualized yield at date of purchase (unaudited).

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments

                                 THE GCG TRUST
                           MULTIPLE ALLOCATION SERIES

                           JUNE 30, 1998 (UNAUDITED)

                                                           VALUE
  SHARES                                                  (NOTE 1)
  ------                                                  --------
COMMON STOCKS -- 35.7%
 AEROSPACE/DEFENSE -- 0.8%
     15,400    B.F. Goodrich Company................    $    764,225
     25,600    General Motors Corporation,
               Class H..............................       1,206,400
      3,000    Lockheed Martin Corporation..........         317,625
                                                        ------------
                                                           2,288,250
                                                        ------------
 AGRICULTURAL EQUIPMENT -- 0.1%
      4,900    Deere & Company......................         259,088
                                                        ------------
 APPAREL  -- 0.3%
     13,800    VF Corporation.......................         710,700
                                                        ------------
 AUTOMOTIVE -- 1.0%
     14,700    Chrysler Corporation.................         828,713
     25,100    Ford Motor Company...................       1,480,900
      7,700    General Motors Corporation...........         514,456
                                                        ------------
                                                           2,824,069
                                                        ------------
 BANKS -- 0.6%
     20,000    NationsBank Corporation..............       1,530,000
                                                        ------------
 BASIC INDUSTRIES -- 0.6%
     25,500    Alcan Aluminum Ltd. .................         704,438
     15,600    Reynolds Metals Company..............         872,625
                                                        ------------
                                                           1,577,063
                                                        ------------
 BUILDING MATERIALS -- 0.1%
      8,900    Lafarge Corporation..................         349,881
                                                        ------------
 CHEMICALS -- 0.3%
      2,900    Dow Chemical Company.................         280,394
     14,700    Millennium Chemicals Inc. ...........         497,962
      5,800    Wellman, Inc. .......................         131,587
                                                        ------------
                                                             909,943
                                                        ------------
 COMMERCIAL SERVICES -- 0.2%
     16,300    Ogden Corporation....................         451,306
                                                        ------------
 COMPUTER -- 0.1%
     11,472    Compaq Computer Corporation..........         325,518
                                                        ------------
 CONSUMER GOODS -- DURABLES -- 0.4%
     24,900    Cooper Tire and Rubber Company.......         513,563
      8,400    Whirlpool Corporation................         577,500
                                                        ------------
                                                           1,091,063
                                                        ------------
 DOMESTIC INVESTMENT COMPANIES -- 0.4%
     13,400    Blackrock Strategic Term Trust,
                 Inc. ..............................         117,250
     13,400    Blackrock 2001 Term Trust, Inc. .....         118,087
     19,900    Gabelli Equity Trust, Inc. ..........         233,825
     23,400    Gabelli Global Multimedia Trust,
                 Inc. ..............................         236,925
     24,235    Royce Value Trust....................         399,878
                                                        ------------
                                                           1,105,965
                                                        ------------
 ELECTRONICS -- 0.3%
     13,100    Avnet, Inc. .........................         716,406
                                                        ------------
 ENGINEERING/CONSTRUCTION -- 0.4%
     23,000    Fluor Corporation....................       1,173,000
                                                        ------------
 FINANCIAL SERVICES -- 4.0%
     11,500    Ahmanson (H.F.) & Company............         816,500
     34,257    Bear Stearns Companies, Inc. ........       1,948,367
     16,040    Charter One Financial, Inc. .........         540,347
      9,400    Countrywide Credit Industries,
                 Inc. ..............................         477,050
     39,000    Edwards (A.G.), Inc. ................       1,664,812
     10,800    GATX Corporation.....................         473,850
     13,400    Morgan Stanley, Dean Witter, Discover
                 and Company........................       1,224,425
      8,100    PIMCO Advisors.......................         276,413
     38,000    Paine Webber Group Inc. .............       1,629,250
     13,800    Quinenco S.A., ADR...................         124,200
     28,500    Ryder System, Inc. ..................    $    899,531
     21,300    St. Paul Bancorp, Inc. ..............         895,931
                                                        ------------
                                                          10,970,676
                                                        ------------
 FOOD AND BEVERAGES -- 0.2%
     19,000    Coors (Adolph) Company, Class B......         646,000
                                                        ------------
 FOREIGN INVESTMENT FUNDS -- 1.3%
      9,700    AIM Eastern Europe Fund..............          77,600
     10,200    Argentina Fund, Inc. ................         110,925
      9,700    Brazil Fund Inc. ....................         175,812
     14,307    Central European Equity Fund.........         230,700
     14,000    Chile Fund, Inc. ....................         189,875
     12,400    Emerging Markets Telecommunications
                 Fund...............................         155,000
     38,000    Emerging Markets Infrastructure
                 Fund, Inc. ........................         370,500
     10,500    Emerging Mexico Fund, Inc. ..........          83,344
      4,900    France Growth Fund, Inc. ............          73,806
     10,800    The India Fund Inc. .................          68,850
      6,700    Italy Fund, Inc. ....................          90,450
      2,500    Mexico Equity and Income Fund........          20,313
     25,700    Mexico Fund..........................         375,862
     21,600    Morgan Stanley Emerging Markets Fund,
                 Inc. ..............................         202,500
     16,000    Morgan Stanley India Investment Fund,
                 Inc. ..............................         103,000
     12,800    Portugal Fund, Inc. .................         257,600
     23,000    Scudder New Europe Fund..............         483,000
     13,000    Swiss Helvetia Fund..................         416,000
                                                        ------------
                                                           3,485,137
                                                        ------------
 HOMEBUILDING -- 0.1%
     11,900    Kaufman & Broad Home Corporation.....         377,825
                                                        ------------
 INSURANCE -- 2.7%
     15,400    Allstate Corporation.................       1,410,063
     21,300    Conseco Inc. ........................         995,775
      7,000    Hartford Financial Services Group,
                 Inc. ..............................         800,625
      9,700    Horace Mann Educators Corporation....         334,650
     11,200    Loews Corporation....................         975,800
     26,400    Old Republic International
                 Corporation........................         773,850
     15,000    Orion Capital Corporation............         838,125
     12,200    Reliance Group Holdings, Inc. .......         213,500
     11,900    ReliaStar Financial Corporation......         571,200
     11,000    Selective Insurance Group, Inc. .....         246,469
      3,900    Travelers Group, Inc. ...............         236,437
                                                        ------------
                                                           7,396,494
                                                        ------------
 IRON/STEEL -- 0.2%
     26,000    AK Steel Holding Corporation.........         464,750
                                                        ------------
 MARINE TRANSPORTATION -- 0.1%
      7,700    Sea Containers, Ltd., Class A........         294,525
                                                        ------------
 METAL MINING -- 1.0%
     12,600    Asarco, Inc. ........................         280,350
     28,200    British Steel PLC, ADR...............         641,550
      3,900    Cleveland-Cliffs, Inc. ..............         210,356
     15,200    Cyprus Amax Minerals Company.........         201,400
      3,500    Quanex Corporation...................         106,094
     39,400    USX-US Steel Group, Inc. ............       1,300,200
                                                        ------------
                                                           2,739,950
                                                        ------------
 OIL AND GAS -- EQUIPMENT AND SERVICES -- 0.2%
     16,300    Tidewater Inc. ......................         537,900
      3,400    Transocean Offshore Inc. ............         151,300
                                                        ------------
                                                             689,200
                                                        ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments -- (Continued)

                                 THE GCG TRUST
                           MULTIPLE ALLOCATION SERIES

                           JUNE 30, 1998 (UNAUDITED)

                                                           VALUE
  SHARES                                                  (NOTE 1)
  ------                                                  --------
COMMON STOCKS -- (CONTINUED)
 OIL AND GAS EXTRACTION -- 1.0%
     17,250    Columbia Gas System..................    $    959,531
     10,000    Equitable Resources Inc. ............         305,000
     47,000    Y.P.F. Sociedad Anonima, ADR.........       1,412,938
                                                        ------------
                                                           2,677,469
                                                        ------------
 PAPER AND FOREST PRODUCTS -- 1.0%
     28,500    Bowater Inc. ........................       1,346,625
      9,700    Fort James Corporation...............         431,650
      9,800    Georgia-Pacific Group................         577,588
     14,700    Mead Corporation.....................         466,725
                                                        ------------
                                                           2,822,588
                                                        ------------
 PETROLEUM -- 2.2%
     22,200    Ashland Inc. ........................       1,146,075
      1,600    Elf Aquitaine, ADR...................         113,600
     13,300    Helmerich & Payne Inc. ..............         305,900
     10,200    Murphy Oil Corporation...............         517,012
     19,200    Occidental Petroleum Corporation.....         518,400
     18,100    Pennzoil Company.....................         916,312
     41,700    Sun Company, Inc. ...................       1,618,481
     24,300    USX-Marathon Group...................         833,794
                                                        ------------
                                                           5,969,574
                                                        ------------
 PRODUCER/MANUFACTURING -- 2.9%
      5,900    Aeroquip-Vickers Inc. ...............         344,413
     13,200    Borg-Warner Automotive, Inc. ........         634,425
     14,000    Cincinnati Milacron Inc. ............         341,250
     20,500    Cummins Engine Company, Inc. ........       1,050,625
      8,400    Dexter Corporation...................         267,225
     15,900    Fortune Brands, Inc. ................         611,156
     13,200    Johnson Controls Inc. ...............         753,225
     11,300    Kennametal Inc. .....................         471,775
     25,100    Herman Miller, Inc. .................         610,244
      8,300    PACCAR Inc. .........................         433,675
     19,400    Parker-Hannifin Corporation .........         739,625
     29,200    Timken Company.......................         899,725
     21,600    Trinity Industries, Inc .............         896,400
                                                        ------------
                                                           8,053,763
                                                        ------------
 REAL ESTATE INVESTMENT TRUST -- 0.6%
     10,500    Camden Property Trust................         312,375
     19,100    Crescent Real Estate Equities
                 Company............................         642,238
      5,600    Excel Industries, Inc. ..............         162,050
      9,700    Felcor Suite Hotels Inc. ............         304,338
      8,500    Reckson Associates Realty
                 Corporation........................         200,812
      4,080    Reckson Service Industries, Inc.+....          13,515
                                                        ------------
                                                           1,635,328
                                                        ------------
 RECREATIONAL PRODUCTS/TOYS -- 0.4%
     21,100    Brunswick Corporation................         520,906
     11,500    Fleetwood Enterprises, Inc. .........         460,000
                                                        ------------
                                                             980,906
                                                        ------------
 RESTAURANTS -- 0.2%
     11,300    Bob Evans Farms, Inc. ...............         239,419
     18,600    Wendy's International Inc. ..........         437,100
                                                        ------------
                                                             676,519
                                                        ------------
 RETAIL, TRADE AND SERVICES -- 0.8%
     14,000    Fingerhut Companies, Inc. ...........         462,000
      8,200    Proffitt's, Inc.+....................         331,075
     10,400    Ross Stores Inc. ....................         447,200
     19,400    Supervalu, Inc. .....................         860,875
                                                        ------------
                                                           2,101,150
                                                        ------------
 TECHNOLOGY -- 2.1%
     10,200    Applied Materials Inc. ..............    $    300,900
     23,400    Dell Computer Corporation............       2,171,813
     13,200    Harris Corporation...................         589,875
     11,800    Intel Corporation....................         874,675
     16,300    Microsoft Corporation+...............       1,766,513
                                                        ------------
                                                           5,703,776
                                                        ------------
 TELECOMMUNICATIONS -- 1.5%
     13,400    BCE, Inc. ...........................         572,012
     12,100    Telebras, ADR........................       1,321,169
     25,500    Telefonica de Argentina S.A., ADR....         827,156
      6,000    Telefonica de Espana, ADR............         834,375
     11,800    Telefonos de Mexico S.A., ADR........         567,137
                                                        ------------
                                                           4,121,849
                                                        ------------
 TEXTILES -- 0.2%
     16,800    Interface, Inc. .....................         339,150
     19,600    Shaw Industries, Inc. ...............         345,450
                                                        ------------
                                                             684,600
                                                        ------------
 TOBACCO -- 0.4%
     30,600    RJR Nabisco Holdings Corporation.....         724,837
      7,400    Universal Corporation................         276,575
                                                        ------------
                                                           1,001,412
                                                        ------------
 TRANSPORTATION -- 1.4%
     12,600    Burlington Northern Santa Fe
                 Corporation........................       1,237,163
     19,900    CNF Transportation Inc. .............         845,750
     19,900    Canadian Pacific, Ltd. ..............         564,663
      5,580    FDX Corporation+.....................         350,145
     21,000    Laidlaw Inc. ........................         255,938
     19,000    US Freightways Corporation...........         624,031
                                                        ------------
                                                           3,877,690
                                                        ------------
 UTILITY -- 5.6%
     28,600    CMS Energy Corporation...............       1,260,187
     17,300    Consolidated Edison Inc. ............         796,881
     18,800    DQE Inc. ............................         676,800
     19,800    DTE Energy Company...................         799,425
     36,700    Edison International.................       1,084,943
     32,000    Energy East Corporation..............       1,332,000
     12,200    FPL Group Inc. ......................         768,600
     13,900    First Energy Corporation+............         427,425
     33,100    GPU, Inc. ...........................       1,251,594
     28,500    PECO Energy Company..................         835,406
     38,400    PG&E Corporation.....................       1,212,000
     29,000    Pinnacle West Capital Corporation....       1,305,000
     27,100    PP&L Resources, Inc. ................         614,831
     22,700    Public Service Company of New
                 Mexico.............................         515,006
      5,900    Sierra Pacific Resources.............         214,244
     31,900    Southern Company.....................         883,231
     22,100    Texas Utilities Company..............         919,913
     15,700    UtiliCorp United, Inc. ..............         591,694
                                                        ------------
                                                          15,489,180
                                                        ------------
               Total Common Stocks
                 (Cost $82,981,421).................      98,172,613
                                                        ------------

 PRINCIPAL
  AMOUNT
 ---------
U.S. TREASURY OBLIGATIONS -- 46.0%
 U.S. TREASURY BOND -- 6.7%
 $6,000,000    10.750% due 05/15/2003.................       7,312,379
  3,700,000    7.250% due 08/15/2022..................       4,429,899
  2,900,000    7.500% due 11/15/2024..................       3,598,204
  2,800,000    6.375% due 08/15/2027..................       3,077,816
                                                          ------------
                                                            18,418,298
                                                          ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments -- (Continued)

                                 THE GCG TRUST
                           MULTIPLE ALLOCATION SERIES

                           JUNE 30, 1998 (UNAUDITED)

 PRINCIPAL                                                   VALUE
  AMOUNT                                                    (NOTE 1)
 ---------                                                  --------
U.S. TREASURY OBLIGATIONS -- (CONTINUED)
 U.S. TREASURY NOTES -- 39.3%
$31,000,000    6.250% due 08/31/2000..................    $ 31,459,417
 13,500,000    7.500% due 02/15/2005..................      14,940,990
  3,100,000    6.500% due 05/15/2005..................       3,273,352
 21,800,000    6.875% due 05/15/2006..................      23,605,692
 13,900,000    6.500% due 10/15/2006..................      14,756,795
 18,900,000    6.625% due 05/15/2007..................      20,281,210
                                                          ------------
                                                           108,317,456
                                                          ------------
               Total U.S. Treasury Obligations
                 (Cost $122,435,540)..................     126,735,754
                                                          ------------

COMMERCIAL PAPER -- 16.7%
 11,200,000    Goldman Sachs
                 5.685%++ 07/01/1998..................      11,200,000
 13,200,000    Merrill Lynch,
                 5.640%++ 07/01/1998..................      13,200,000
 10,000,000    Pharmacia & Upjohn,
                 5.691%++ 07/08/1998..................       9,989,111
 11,500,000    Sara Lee Corporation,
                 6.135%++ 07/01/1998..................      11,500,000
                                                          ------------
               Total Commercial Paper
                 (Cost $45,889,111)...................      45,889,111
                                                          ------------
TOTAL INVESTMENTS (COST $251,306,072*).......     98.4%    270,797,478
OTHER ASSETS AND LIABILITIES (NET)...........      1.6       4,465,923
                                                 -----    ------------
NET ASSETS...................................    100.0%   $275,263,401
                                                 =====    ============

----------------------

* Aggregate cost for Federal tax purposes.
+ Non-income producing security.
++ Annualized yield at date of purchase.
                               GLOSSARY OF TERMS
                       ADR -- American Depositary Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments

                                 THE GCG TRUST
                              FULLY MANAGED SERIES

                           JUNE 30, 1998 (UNAUDITED)

                                                           VALUE
  SHARES                                                  (NOTE 1)
  ------                                                  --------
COMMON STOCKS -- 49.1%
 BANKS -- 0.2%
        51    Bank International Settlements
                America.............................    $    335,105
                                                        ------------
 BUILDING/CONSTRUCTION -- 0.4%
    58,000    Johns Manville Corporation............         873,625
                                                        ------------
 CONSUMER DURABLES -- 1.0%
    31,000    Corning Inc. .........................       1,077,250
    28,000    Polaroid Corporation..................         995,750
                                                        ------------
                                                           2,073,000
                                                        ------------
 CONSUMER PRODUCTS -- 1.7%
    10,000    Cross (A.T.) Company, Class A.........         148,750
    17,500    Hanson PLC, ADR.......................         530,469
    72,000    Philip Morris Companies, Inc. ........       2,835,000
     7,000    Tupperware Corporation................         196,875
                                                        ------------
                                                           3,711,094
                                                        ------------
 DIVERSIFIED HOLDINGS -- 0.1%
    44,688    BTR PLC...............................         127,591
   131,850    Lonrho Africa PLC.+...................         161,810
                                                        ------------
                                                             289,401
                                                        ------------
 ELECTRICAL EQUIPMENT -- 0.2%
     5,000    AMP Inc. .............................         171,875
    12,000    Exide Corporation.....................         201,750
                                                        ------------
                                                             373,625
                                                        ------------
 ENERGY AND UTILITIES -- 8.1%
   201,000    First Energy Corporation+.............       6,180,750
    70,000    Kansas City Power & Light Company.....       2,030,000
   388,000    Niagara Mohawk Power Corporation......       5,795,750
    94,000    Unicom Corporation....................       3,295,875
                                                        ------------
                                                          17,302,375
                                                        ------------
 EXPLORATION AND PRODUCTION -- 0.5%
    52,500    Mitchell Energy & Development
                Corporation, Class B................       1,010,625
                                                        ------------
 FINANCIAL SERVICES -- 0.8%
    11,500    Fund American Enterprise Holdings.....       1,702,000
                                                        ------------
 FOOD-PROCESSING -- 0.6%
    35,000    McCormick & Company, Inc. ............       1,250,156
                                                        ------------
 FOREST PRODUCTS AND PAPER -- 0.7%
    32,000    Weyerhaeuser Company..................       1,478,000
                                                        ------------
 GENERAL MERCHANDISER -- 0.4%
    30,000    Hills Stores Company+.................         172,500
    13,000    Wal-Mart Stores, Inc. ................         789,750
                                                        ------------
                                                             962,250
                                                        ------------
 HEALTH CARE -- 0.7%
     7,500    Pharmacia & Upjohn, Inc. .............         345,938
   505,000    Smith & Nephew PLC....................       1,260,582
                                                        ------------
                                                           1,606,520
                                                        ------------
 HOTELS -- 0.3%
    43,000    Circus C Enterprises Inc.+............         728,313
                                                        ------------
 INFORMATION PROCESSING -- 0.3%
     6,400    International Business Machines
                Corporation.........................         734,800
                                                        ------------
 INSURANCE -- 5.5%
     8,500    Aetna Inc. ...........................         647,063
    49,500    Leucadia National Corporation.........       1,636,594
    82,000    Loews Corporation.....................       7,144,250
    18,000    Unitrin, Inc..........................       1,251,000
    90,000    Willis Corroon Group PLC, ADR.........       1,130,625
                                                        ------------
                                                          11,809,532
                                                        ------------
 LEISURE ENTERTAINMENT -- 0.5%
    31,000    Readers Digest Association, Inc.,
                Class A.............................    $    840,875
    10,000    Readers Digest Association, Inc.,
                Class B.............................         271,250
                                                        ------------
                                                           1,112,125
                                                        ------------
 MEDIA -- COMMUNICATIONS -- 7.7%
    67,000    Chris-Craft Industries Inc............       3,664,062
    30,000    Meredith Corporation..................       1,408,125
    52,000    New York Times Company, Class A.......       4,121,000
    22,966    Time Warner Inc. .....................       1,962,158
     9,300    Washington Post Company, Class B......       5,356,800
                                                        ------------
                                                          16,512,145
                                                        ------------
 MINING -- 2.6%
    82,000    Homestake Mining Company..............         850,750
     5,000    Inco Ltd. ............................          68,125
   197,750    Lonrho Ltd. ..........................         942,673
   113,000    Newmont Mining Corporation............       2,669,625
   156,100    Prime Resources Group, Inc., ADR......       1,094,097
                                                        ------------
                                                           5,625,270
                                                        ------------
 PAPER AND ALLIED PRODUCTS -- 1.6%
   171,000    Domtar Inc. ..........................       1,154,250
   209,000    MacMillan Bloedel Ltd. ...............       2,220,625
                                                        ------------
                                                           3,374,875
                                                        ------------
 PETROLEUM -- DOMESTIC -- 6.3%
   161,000    Amerada Hess Corporation..............       8,744,312
    15,500    Atlantic Richfield Company............       1,210,937
     5,500    Kerr-McGee Corporation................         318,313
    63,000    Murphy Oil Corporation................       3,193,312
                                                        ------------
                                                          13,466,874
                                                        ------------
 PETROLEUM -- INTERNATIONAL -- 1.7%
    60,000    Texaco Inc. ..........................       3,581,250
                                                        ------------
 PHARMACEUTICALS -- 2.3%
    59,000    Genentech Inc.+.......................       4,004,625
     9,500    Schering-Plough Corporation...........         870,437
                                                        ------------
                                                           4,875,062
                                                        ------------
SPECIALTY CHEMICALS -- 1.9%
    77,000    Great Lakes Chemical Corporation......       3,036,688
    54,000    Octel Corporation+....................       1,073,250
                                                        ------------
                                                           4,109,938
                                                        ------------
 SPECIALTY MERCHANDISERS -- 1.5%
     4,500    Nine West Group Inc.+.................         120,656
   487,500    Petrie Stores Corporation+............       1,394,250
    38,000    Reebok International Ltd.+............       1,052,125
    28,500    Toys R Us Inc.+.......................         671,531
                                                        ------------
                                                           3,238,562
                                                        ------------
 TELECOMMUNICATION -- 1.0%
    37,000    MCI Communications Corporation........       2,150,625
                                                        ------------
 TRANSPORTATION SERVICES -- 0.5%
    56,000    Overseas Shipholding Group Inc. ......       1,141,000
                                                        ------------
              Total Common Stocks
                (Cost $87,105,127)..................     105,428,147
                                                        ------------
PREFERRED STOCKS -- 4.8%
 ELECTRIC UTILITIES -- 2.2%
    25,000    Cleveland Electric Illuminating
                Company, Prfd., Series L............       2,500,000
       150    Cleveland Electric Illuminating
                Company, Prfd., Series R............         162,210
       350    Cleveland Electric Illuminating
                Company, Prfd., Series S............         380,055

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments -- (Continued)

                                 THE GCG TRUST
                              FULLY MANAGED SERIES

                           JUNE 30, 1998 (UNAUDITED)

                                                           VALUE
  SHARES                                                  (NOTE 1)
  ------                                                  --------
PREFERRED STOCKS -- (CONTINUED)
 ELECTRIC UTILITIES -- (CONTINUED)
     8,772    Entergy Gulf States Utilities Inc.,
                Prfd., Series B.....................    $    443,534
     3,000    Niagara Mohawk Power Corporation,
                Prfd., Series B.....................          74,250
     8,500    Niagara Mohawk Power Corporation,
                Prfd., Series C.....................         211,969
    19,500    Union Pac Cap Conv. Prfd.**...........         918,937
                                                        ------------
                                                           4,690,955
                                                        ------------
 FINANCIAL -- 1.0%
    40,000    Kemper Corporation, Series E, Conv.
                Prfd.**.............................       2,080,000
                                                        ------------
 PAPER AND ALLIED PRODUCTS -- 0.1%
     3,250    International Paper Company, Conv.
                Prfd. ..............................         159,250
                                                        ------------
 REAL ESTATE -- 1.5%
    68,500    Rouse Company, Class B, Conv.
                Prfd. ..............................       3,407,875
                                                        ------------
              Total Preferred Stocks
                (Cost $9,077,395)...................      10,338,080
                                                        ------------
PRINCIPAL
  AMOUNT
----------
CONVERTIBLE BONDS AND NOTES -- 18.3%
 AUTOMOBILE PARTS -- 0.6%
              Pep Boys - Manny, Moe & Jack, Conv.:
$  900,000    4.000% due 09/01/1999.................         884,250
   850,000    Zero coupon due 09/20/2011............         466,438
                                                        ------------
                                                           1,350,688
                                                        ------------
 COMMERCIAL SERVICES -- 0.0%#
   100,000    Ogden Corporation, Conv.,
                5.750% due 10/20/2002...............          98,500
                                                        ------------
 COMPUTER SERVICE AND SOFTWARE -- 1.8%
 4,100,000    Automatic Data Processing Inc., Conv.,
                Zero coupon due 02/20/2012..........       3,782,250
                                                        ------------
 ELECTRIC UTILITIES -- 0.7%
 1,450,000    Potomac Electrical Power Company,
                Conv.,
                5.000% due 09/01/2002...............       1,408,313
                                                        ------------
 FINANCIAL SERVICES -- 0.7%
   360,000    Deutsche Bank Financial, Inc., Conv.,
                Zero coupon due 02/12/20017***......         200,700
   900,000    Lonrho PLC, Conv.,
                6.000% due 02/27/2004...............       1,384,390
                                                        ------------
                                                           1,585,090
                                                        ------------
 HOTELS/MOTELS -- 0.4%
 1,275,000    Marriott International, Inc., Conv.,
                Zero coupon due 03/25/2011..........         843,094
                                                        ------------
 INDUSTRIAL -- 10.2%
 2,925,000    Chiron Corporation, Conv.,
                1.900% due 11/17/2000...............       2,701,969
   400,000    Clear Channel Communications, Conv.,
                2.625% due 04/01/2003...............         434,500
   360,000    Exide Corporation, Conv.,
                2.900% due 12/15/2005**.............         224,100
              Inco Ltd., Conv.:
 3,400,000      5.750% due 07/01/2004...............       3,136,500
   450,000      7.750% due 03/15/2016...............         433,125
   250,000    Interpublic Group, Conv.,
                1.800% due 09/16/2004**.............         235,000
   925,000    National Semiconductor, Conv.,
                6.500% due 10/01/2002...............         848,688
 1,375,000    News America Holdings, Conv.,
                Zero coupon due 03/11/2013..........         935,000
$  835,000    Phycor Inc., Conv.,
                4.500% due 02/15/2003...............    $    698,269
 4,900,000    Roche Holdings Inc., Conv.,
                Zero coupon due 05/06/2012**........       2,388,750
 1,415,000    Teck Corporation, Conv.,
                3.750% due 07/15/2006...............       1,086,012
   400,000    Thomas Nelson Inc., Conv.,
                5.750% due 11/30/1999**.............         398,000
10,600,000    Times Mirror Company, Conv.,
                Zero coupon due 04/15/2017..........       4,756,750
 3,700,000    WMX Technologies Inc., Conv.,
                2.000% due 01/24/2005...............       3,672,250
                                                        ------------
                                                          21,948,913
                                                        ------------
 MINING -- 0.9%
              Homestake Mining Company, Conv.:
   100,000      5.500% due 06/23/2000...............          96,000
 1,975,000      5.500% due 06/23/2000**.............       1,896,000
                                                        ------------
                                                           1,992,000
                                                        ------------
 PETROLEUM -- 0.0%#
   104,000    Shell Oil Company, Conv.,
                7.250% due 02/15/2002...............         104,130
                                                        ------------
 PHARMACEUTICALS -- 0.4%
   600,000    McKesson Corporation, Sub. Conv.,
                4.500% due 03/01/2004...............         546,000
   250,000    Merck & Co., Inc.,
                5.760% due 05/03/2037...............         253,750
                                                        ------------
                                                             799,750
                                                        ------------
 REAL ESTATE -- 1.0%
 1,925,000    Rouse Company, Conv.,
                5.750% due 07/23/2002...............       2,146,375
                                                        ------------
 RETAIL -- SPECIAL LINE -- 0.2%
   450,000    Office Depot Inc., Conv.:
                Zero coupon due 11/01/2008..........         348,187
                                                        ------------
 TELECOMMUNICATIONS -- 0.8%
 4,400,000    U.S. Cellular Corporation, Conv.,
                Zero coupon due 06/15/2015..........       1,672,000
                                                        ------------
 UTILITY -- TELEPHONE -- 0.6%
 1,245,000    Bellsouth Telecommunications,
                5.850 due 11/15/2045................       1,251,225
                                                        ------------
              Total Convertible Bonds and Notes
                (Cost $36,188,320)..................      39,330,515
                                                        ------------
CORPORATE NOTE -- 0.4%
  (Cost $752,824)
   750,000    First National Bank of Chicago Note,
                5.750%++ due 05/10/1999.............         752,824
                                                        ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 5.9%
 1,000,000    Federal Home Loan Bank,
                7.190% due 04/27/2001...............       1,038,220
   500,000    Federal National Mortgage Association,
                6.375% due 01/16/2002...............         511,150
              Tennessee Valley Authority Power,
 5,700,000      5.880% due 04/01/2036...............       5,871,000
 1,400,000      5.980% due 04/01/2036...............       1,442,000
 3,600,000      6.235% due 07/15/2045...............       3,730,500
                                                        ------------
              Total U.S. Government Agency
                Obligations
                (Cost $12,383,332)..................      12,592,870
                                                        ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments -- (Continued)

                                 THE GCG TRUST
                              FULLY MANAGED SERIES

                           JUNE 30, 1998 (UNAUDITED)

PRINCIPAL                                                  VALUE
  AMOUNT                                                  (NOTE 1)
---------                                                 --------
U.S. TREASURY NOTES -- 5.2%
$4,000,000    5.500% due 02/28/1999.................    $  4,001,960
 4,800,000    5.875% due 02/15/2000.................       4,825,728
   500,000    6.125% due 07/31/2000.................         506,039
   600,000    6.250% due 04/30/2001.................         611,274
 1,100,000    6.250% due 10/31/2001.................       1,123,034
                                                        ------------
              Total U.S. Treasury Notes
                (Cost $11,049,386)..................      11,068,035
                                                        ------------
 COMMERCIAL PAPER -- 15.2%
 5,500,000    British Colombia,
                5.621%++ due 07/10/1998.............       5,492,438
 2,770,000    Canadian Wheat Board,
                5.625%++ due 07/15/1998.............       2,764,075
              Ciesco:
 3,393,000      6.287%++ due 07/01/1998.............       3,393,000
 5,000,000      5.625%++ due 07/17/1998.............       4,987,778
   100,000    CommerzBank,
                5.700%++ due 09/10/1998.............         100,006
 5,010,000    Dupont,
                5.620%++ due 07/09/1998.............       5,003,877
 1,000,000    Finova Capital,
                5.646%++ due 07/07/1998.............         999,077
 1,455,000    General Electric Capital,
                5.663%++ due 07/23/1998.............       1,450,056
 2,090,000    IBM Credit Capital,
                5.600%++ due 07/08/1998.............       2,087,765
   500,000    Island Finance Puerto Rico,
                5.667%++ due 08/11/1998.............         496,851
 1,841,000    Kellog Company,
                5.614%++ due 07/21/1998.............       1,835,364
   100,000    Merrill Lynch,
                5.710%++ due 09/04/1998.............          99,003
 3,025,000    Metlife Funding,
                5.603%++ due 07/10/1998.............       3,020,841
   930,000    Statoil,
                5.681%++ due 08/27/1998.............         921,857
                                                        ------------
              Total Commercial Paper
                (Cost $32,651,979)..................      32,651,988
                                                        ------------
CERTIFICATE OF DEPOSIT -- 0.5%
  (Cost $1,006,884)
 1,000,000    Credit Agricole Indosuez,
                5.750 due 04/16/1999................       1,000,035
                                                        ------------

NUMBER OF                           EXPIRATION   STRIKE
CONTRACTS                              DATE      PRICE
---------                           ----------   ------
PUT STOCK OPTIONS PURCHASED -- 0.3%
        40    AIZA, Class B.......  07/18/1998   $  40     $      1,250
        50    AMP, Class B........  11/21/1998      45           53,750
        40    Automotive Data,
                Class B...........  11/21/1998      75           19,000
        21    Clear Channel,
                Class B...........  01/16/1999     110           20,344
         8    Clear Channel
                Communication.....  01/16/1999     120           12,500
        40    International
                Business Machines
                Corporation,
                Class B...........  07/18/1998     120           22,000
        40    International
                Business Machines
                Corporation,
                Class B...........  01/16/1999     130           71,500
        10    News Corporation,
                Class B...........  07/18/1998      30              313
        43    News Corporation,
                Class B...........  10/17/1998      30            3,628
        45    Nine West, Class
                B.................  09/19/1998      30           17,719
        35    Pharmacia &
                Upjohn............  10/17/1998      50           18,156
        40    Pharmacia & Upjohn,
                Class B...........  01/16/1999      40           23,500
        50    Reebok
                International.....  01/16/1999      35            6,875
        10    Rouse, Class B......  07/18/1998      40            8,500
        40    Schering-Plough
                Corporation,
                Class B...........  08/22/1998      65            1,000
        45    Schering-Plough
                Corporation,
                Class B...........  11/21/1998      95           33,750
        50    Schering-Plough
                Corporation,
                Class B...........  11/22/1998      90           26,250
        70    Time Warner Inc.,
                Class B...........  09/19/1998      80           10,937
        90    Time Warner Inc.,
                Class B...........  12/19/1998      85           39,937
        50    Time Warner Inc.,
                Class B...........  12/19/1998      95           53,125
        70    Tupperware, Class
                B.................  10/17/1998      30           22,750
        40    Wal-Mart Stores
                Inc., Class B.....  09/19/1998      43              500
        40    Wal-Mart Stores
                Inc., Class B.....  09/19/1998      55            4,000
        90    Wal-Mart Stores
                Inc., Class B.....  12/19/1998      60           28,125
        40    Wal-Mart Stores
                Inc., Class B.....  12/19/1998      65           21,500
        90    Worldcom, Class B...  09/19/1998      50           32,625
        80    Worldcom, Class B...  09/19/1998   37.50            3,000
       320    Worldcom, Class B...  12/19/1998      50          132,000
        50    Worldcom, Class B...  01/16/1999      55           38,125
                                                           ------------
              Total Put Stock Options
                Purchased (Cost $1,304,806)...                  726,659
                                                           ------------
TOTAL INVESTMENTS (COST $191,520,053*)........    99.7%     213,889,153
OTHER ASSETS AND LIABILITIES (NET)............      0.3         631,198
                                                 -----     ------------
NET ASSETS....................................   100.0%    $214,520,351
                                                 =====     ============

----------------------
  * Aggregate cost for Federal tax purposes.
 ** Illiquid security (see Note 4).
*** Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
  + Non-income producing security.
 ++ Annualized yield at date of purchase.
 # Amount represents less than 0.1%.

                               GLOSSARY OF TERMS
                       ADR -- American Depositary Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments

                                 THE GCG TRUST
                          LIMITED MATURITY BOND SERIES

                           JUNE 30, 1998 (UNAUDITED)

 PRINCIPAL                                                  VALUE
  AMOUNT                                                  (NOTE 1)
 ---------                                                --------
CORPORATE DEBT SECURITIES -- 41.5%
 AIRLINES -- 2.1%
$ 1,330,000    AMR Corporation,
                 9.500% due 05/15/2001...............    $ 1,446,375
                                                         -----------
 BANKS -- 2.9%
  1,000,000    Northern Trust Capital,
                 6.176%+++ due 01/15/2027............        986,600
  1,000,000    Societe Generale,
                 5.750% due 08/04/1998...............        999,790
                                                         -----------
                                                           1,986,390
                                                         -----------
 BROKERAGE -- 2.0%
  1,320,000    Paine Webber Group Inc.,
                 8.250% due 05/01/2002...............      1,409,100
                                                         -----------
 FINANCIAL SERVICES -- 14.3%
  2,000,000    Aristar Inc., 6.500% due 11/15/2003...      2,022,500
  1,500,000    Chrysler Financial Corporation, 5.850%
                 due 01/26/2001......................      1,496,250
    530,000    First Fidelity Bancorp, 9.625% due
                 08/15/1999..........................        549,875
  2,245,000    Ford Motor Credit Company, 6.550% due
                 09/10/2002..........................      2,289,900
    490,000    KFW International Finance Inc., 9.125%
                 due 05/15/2001......................        531,038
  2,000,000    Lehman Brothers Holdings, 6.150% due
                 03/15/2000..........................      2,005,000
  1,000,000    MBNA Global Capital Securities,
                 6.519%+++ due 02/01/2027............        949,980
                                                         -----------
                                                           9,844,543
                                                         -----------
 INDUSTRIAL -- 7.7%
  2,000,000    Boise Cascade Corporation, 9.850% due
                 06/15/2002..........................      2,242,500
  1,000,000    Hercules Inc., 6.150% due
                 08/01/2000..........................      1,005,000
  1,000,000    Ingersoll-Rand Company, MTN, 6.540%
                 due 08/24/1998......................      1,001,133
  1,000,000    Raytheon Company, 6.450% due
                 08/15/2002..........................      1,015,000
                                                         -----------
                                                           5,263,633
                                                         -----------
 PETROLEUM -- 2.7%
    525,000    Burlington Resources, Inc., 7.150% due
                 05/01/1999..........................        530,250
  1,250,000    Sun Company Inc., 7.950% due
                 12/15/2001..........................      1,315,625
                                                         -----------
                                                           1,845,875
                                                         -----------
 PUBLISHING -- 1.6%
  1,000,000    News America Holdings Inc., 8.625% due
                 02/01/2003..........................      1,092,500
                                                         -----------
 RETAIL/APPAREL -- 2.3%
  1,000,000    Limited Inc., 9.125% due 02/01/2001...      1,065,000
    500,000    Penney J.C., & Company, 6.950% due
                 04/01/2000..........................        508,750
                                                         -----------
                                                           1,573,750
                                                         -----------
 TELEPHONE -- 3.1%
  2,000,000    Worldcom Inc., 9.375% due
                 01/15/2004..........................      2,132,500
                                                         -----------
 UTILITY/ELECTRIC -- 2.8%
  1,000,000    Great Lakes Power Inc., 8.900% due
                 12/01/1999..........................      1,035,000
    850,000    Southern California Edison Company,
                 6.500% due 06/01/2001...............        862,750
                                                         -----------
                                                           1,897,750
                                                         -----------
               Total Corporate Debt Securities
                 (Cost $28,247,412)..................     28,492,416
                                                         -----------
FOREIGN BONDS -- U.S. DOLLAR DENOMINATED -- 3.6%
 GOVERNMENT -- 1.5%
  1,000,000    Republic of Colombia, 8.750% due
                 10/06/1999..........................      1,020,000
                                                         -----------
 PAPER AND FOREST PRODUCTS -- 1.6%
  1,060,000    Carter Holt Harvey Ltd., 7.625% due
                 04/15/2002..........................      1,109,025
                                                         -----------
 WASTE MANAGEMENT -- 0.5%
    310,000    Laidlaw Inc., 7.700% due 08/15/2002...        325,500
                                                         -----------
               Total Foreign Bonds -- U.S. Dollar
                 Denominated (Cost $2,446,684).......      2,454,525
                                                         -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 0.8%
 FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 0.0%#
  FHLMC:
      7,722    Pool #350042, 7.250%+++ due
                 01/01/2017..........................          7,866
                                                         -----------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 0.4%
  FNMA:
      6,761    Pool #044026, 8.500% due 08/01/2006...          7,050
     12,968    Pool #048832, 10.000% due
                 06/01/2017..........................         14,058
     92,542    Pool #070355, 8.500% due 03/01/2004...         96,504
    141,264    Pool #127336, 8.500% due 08/01/2006...        147,311
     31,326    Series #1991-121, Class F, 5.987%+++
                 due 09/25/2098......................         31,327
                                                         -----------
                                                             296,250
                                                         -----------
 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- 0.4%
  GNMA:
      5,145    Pool #147899, 10.000% due
                 02/15/2016..........................          5,624
      6,394    Pool #161670, 9.500% due 09/15/2016...          6,909
     13,220    Pool #284666, 9.500% due 03/15/2020...         14,286
     24,839    Pool #286024, 10.000% due
                 04/15/2020..........................         27,153
    170,330    Pool #308911, 9.500% due 07/15/2021...        184,063
                                                         -----------
                                                             238,035
                                                         -----------
               Total U.S. Government Agency
                 Obligations (Cost $517,194).........        542,151
                                                         -----------
U.S. TREASURY OBLIGATIONS -- 41.5%
 U.S. TREASURY NOTES:
  5,000,000    6.000% due 06/30/1999.................      5,024,800
  6,000,000    5.375% due 02/15/2001.................      5,979,960
 10,000,000    6.625% due 06/30/2001.................     10,292,900

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments -- (Continued)

                                 THE GCG TRUST
                          LIMITED MATURITY BOND SERIES

                           JUNE 30, 1998 (UNAUDITED)

 PRINCIPAL                                                  VALUE
  AMOUNT                                                  (NOTE 1)
 ---------                                                --------
U.S. TREASURY OBLIGATIONS -- (CONTINUED)
 U.S. TREASURY NOTES -- (CONTINUED)
$ 5,000,000    6.625% due 04/30/2002.................    $ 5,182,650
  2,000,000    5.500% due 04/30/2003.................      1,998,260
                                                         -----------
               Total U.S. Treasury Obligations
                 (Cost $28,044,074)..................     28,478,570
                                                         -----------
 DISCOUNT COMMERCIAL PAPER -- 10.0%
  1,385,000    Merck & Company,
                 5.881%++ due 07/01/1998.............      1,385,000
  2,428,000    Oyster Creek,
                 5.885%++ due 07/06/1998.............      2,426,044
  3,020,000    PHH Corporation, 5.871%++ due
                 07/02/1998..........................      3,019,514
                                                         -----------
               Total Discount Commercial Paper
                 (Cost $6,830,558)...................      6,830,558
                                                         -----------

TOTAL INVESTMENTS (COST $66,085,922*).........   97.4%    66,798,220
OTHER ASSETS AND LIABILITIES (NET)............    2.6      1,808,056
                                                -----    -----------
NET ASSETS....................................  100.0%   $68,606,276
                                                =====    ===========

----------------------
  *  Aggregate cost for Federal tax purposes.
 ++  Annualized yield at date of purchase.
+++ Floating rate security. Rate shown is rate in effect at 06/30/1998.
  # Amount represents less than 0.1%.

                               GLOSSARY OF TERMS

                            MTN -- Medium Term Note

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Portfolio of Investments

                                 THE GCG TRUST
                              LIQUID ASSET SERIES

                           JUNE 30, 1998 (UNAUDITED)

 PRINCIPAL                                                 VALUE
  AMOUNT                                                  (NOTE 1)
 ---------                                                --------
COMMERCIAL PAPER -- 89.3%
 AEROSPACE -- 4.2%
 $5,000,000    AlliedSignal Inc.,
                 5.638%+ due 09/11/1998.............    $  4,945,000
                                                        ------------
 AUTOMOTIVE -- 7.8%
               Daimler-Benz Aktieng:
  2,010,000      5.594%+ due 07/10/1998.............       2,007,231
  3,000,000      5.628%+ due 08/18/1998.............       2,977,960
               Ford Motor Company:
    618,000      5.570%+ due 08/11/1998.............         614,157
  3,650,000      5.571%+ due 08/12/1998.............       3,626,750
                                                        ------------
                                                           9,226,098
                                                        ------------
 BEVERAGES -- 4.4%
  1,503,000    Anheuser-Busch Companies, Inc.,
                 5.485%+ due 07/01/1998.............       1,503,000
               Coca-Cola Company:
    782,000      5.564%+ due 07/22/1998.............         779,505
  3,000,000      5.596%+ due 08/17/1998.............       2,978,537
                                                        ------------
                                                           5,261,042
                                                        ------------
 CHEMICALS -- 2.5%
  3,000,000    du Pont (E.I.) De Nemours & Company
                 5.577%+ due 07/14/1998.............       2,994,052
                                                        ------------
 COMMERCIAL SERVICES -- 3.1%
  3,680,000    PHH Corporation
                 5.728%+ due 08/03/1998.............       3,661,042
                                                        ------------
 COMPUTERS -- 3.1%
  3,650,000    International Business Machines
                 Corporation,
                 5.562%+ due 08/13/1998.............       3,626,240
                                                        ------------
 FINANCIAL SERVICES -- 20.9%
  3,321,000    Cargill Inc.,
                 5.574%+ due 07/22/1998.............       3,310,384
  3,000,000    Caterpillar Financial Services
                 Corporation,
                 5.587%+ due 08/06/1998.............       2,983,560
  3,223,000    Eksport Finances,
                 5.606%+ due 08/05/1998.............       3,205,766
               General Electric Capital Corporation:
  2,500,000      5.569%+ due 07/16/1998.............       2,494,292
  2,500,000      5.600%+ due 09/14/1998.............       2,471,562
  3,000,000    Motorola Credit,
                 5.596%+ due 07/24/1998.............       2,989,458
  3,300,000    Toyota Motor Credit Corporation,
                 5.572%+ due 07/20/1998.............       3,290,456
  1,345,000    Toyota Motor Credit Corporation,
                 5.586%+ due 07/24/1998.............       1,340,282
  2,647,000    Trans America Finance Corporation,
                 5.610%+ due 07/29/1998.............       2,635,656
                                                        ------------
                                                          24,721,416
                                                        ------------
 FOODS -- 11.0%
  3,760,000    Archer-Daniels-Midland Company,
                 5.579%+ due 07/28/1998.............       3,744,546
  2,500,000    Heinz Company,
                 5.566%+ due 07/13/1998.............       2,495,433
               Hershey Foods Corporation:
  2,048,000      5.570%+ due 07/17/1998.............       2,043,012
  2,500,000      5.598%+ due 08/19/1998.............       2,481,353
  2,250,000    Nestle Capital Corporation,
                 5.531%+ due 07/08/1998.............       2,247,616
                                                        ------------
                                                          13,011,960
                                                        ------------

 PRINCIPAL                                                 VALUE
  AMOUNT                                                  (NOTE 1)
 ---------                                                --------
 FOREIGN BANKS -- 3.9%
 $2,110,000    Abbey National
                 5.557%+ due 07/02/1998.............    $  2,109,679
  2,500,000    Toronto Dominion,
                 5.611%+ due 08/10/1998.............       2,484,722
                                                        ------------
                                                           4,594,401
                                                        ------------
 FOREIGN GOVERNMENT -- 1.4%
  1,635,000    Sweden (Kingdom of),
                 5.510%+ due 07/06/1998.............       1,633,767
                                                        ------------
 HEALTH CARE -- 2.6%
  3,105,000    Schering Corporation,
                 5.688%+ due 07/13/1998.............       3,099,204
                                                        ------------
 MULTIMEDIA -- 2.8%
               Disney (Walt) Company:
  1,694,000      5.521%+ due 07/07/1998.............       1,692,464
  1,581,000      5.547%+ due 08/20/1998.............       1,569,077
                                                        ------------
                                                           3,261,541
                                                        ------------
 OFFICE EQUIPMENT -- 7.6%
               Eastman Kodak:
  2,000,000      5.588%+ due 07/15/1998.............       1,995,722
  2,231,000      5.585%+ due 07/23/1998.............       2,223,515
               Xerox Corporation:
  2,290,000      11.177%+ due 07/09/1998............       2,287,206
  2,500,000      5.614%+ due 07/21/1998.............       2,492,333
                                                        ------------
                                                           8,998,776
                                                        ------------
 RETAIL -- 1.6%
  1,953,000    Toys R Us,
                 5.598%+ due 08/07/1998.............       1,941,980
                                                        ------------
 SECURITIES BROKERAGE -- 8.0%
  3,978,000    Goldman, Sachs & Company
                 5.624%+ due 08/14/1998.............       3,951,210
               Merrill Lynch, Pierce, Fenner & Smith
                 Inc.:
  2,700,000      5.622%+ due 07/30/1998.............       2,687,994
  2,896,000      5.670%+ due 08/31/1998.............       2,868,814
                                                        ------------
                                                           9,508,018
                                                        ------------
 TELECOMMUNICATIONS -- 4.4%
               BellSouth Corporation:
  2,700,000      5.578%+ due 07/27/1998.............       2,689,314
  2,600,000      5.579%+ due 09/02/1998.............       2,575,203
                                                        ------------
                                                           5,264,517
                                                        ------------
               Total Commercial Paper
                 (Cost $105,749,054)................     105,749,054
                                                        ------------
CERTIFICATES OF DEPOSIT -- 1.7%
  (Cost $1,999,582)
  2,000,000    Societe Generale-NY,
                 5.831%+ due 08/04/1998.............       1,999,582
                                                        ------------
U.S. GOVERNMENT AGENCY DISCOUNT NOTE -- 0.8%
  (Cost $910,898)
    915,000    Federal Home Loan Bank,
                 5.479%+ due 07/31/1998.............         910,898
                                                        ------------

TOTAL INVESTMENTS (COST $108,659,534*).......   91.8%    108,659,534
OTHER ASSETS AND LIABILITIES (NET)...........    8.2       9,670,188
                                               -----    ------------
NET ASSETS...................................  100.0%   $118,329,722
                                               =====    ============

----------------------
* Aggregate cost for Federal tax purposes.
+ Annualized yield at date of purchase.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   Notes to Financial Statements (Unaudited)

                                 THE GCG TRUST
1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The GCG Trust, (the "Trust") is registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988 with an unlimited number of shares of beneficial interest with a par value of $0.001 each. At June 30, 1998 the Trust had eighteen operational portfolios (the "Series"): Small Cap Series ("SC"), All-Growth Series ("AG"), Capital Appreciation Series ("CA"), Value Equity Series ("VE"), Rising Dividends Series ("RD"), Strategic Equity Series ("SE"), Growth Opportunities Series ("GO"), Managed Global Series ("MG"), Emerging Markets Series ("EM"), Developing World Series ("DW"), Hard Assets Series ("HA"), Real Estate Series ("RE"), Market Manager Series ("MM"), Multiple Allocation Series ("MA"), Fully Managed Series ("FM"), Limited Maturity Bond Series ("LMB"), Liquid Asset Series ("LA") and The Fund For Life Series. All of the Series are diversified except for HA, MG and MM which are non-diversified Series. The information presented in these financial statements pertains to all of the Series except for The Fund For Life Series which is presented under separate cover. The Trust is intended to serve as an investment medium for (i) variable life insurance policies and variable annuity contracts ("Variable Contracts") offered by insurance companies, and (ii) certain qualified pension and retirement plans, as permitted under the Federal tax rules relating to the Series serving as investment mediums for Variable Contracts. The Trust currently functions as an investment medium for contracts and policies offered by Golden American Life Insurance Company ("Golden American"), a wholly owned subsidiary of Equitable of Iowa Companies ("Equitable of Iowa"), an indirect wholly owned subsidiary of ING Groep, N.V. ("ING") and affiliated insurance companies. The Trust is also an investment medium for contracts offered by the Mutual Benefit Life Insurance Company in Rehabilitation and by the Security Equity Life Insurance Company.

All of the Series commenced operations on January 24, 1989, except for CA which commenced operations on May 4, 1992, MG which commenced operations on October 21, 1992, RD and EM which commenced operations on October 4, 1993, MM which commenced operations on November 14, 1994, VE which commenced operations on January 3, 1995, SE which commenced operations on October 2, 1995, SC which commenced operations on January 3, 1996, GO and DW which commenced operations on February 18, 1998.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

(A) VALUATION: Domestic and foreign portfolio securities including options and futures contracts, except as noted below, for which market quotations are readily available are stated at market value. Market value is determined on the basis of the last reported sales price in the principal market where such securities are traded or, if no sales are reported, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers or dealers.

Debt securities (except those purchased by LA), including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Under certain circumstances, debt securities having a maturity of sixty days or less may be valued at amortized cost which approximates market value.

Amortized cost involves valuing a portfolio security instrument at its cost, initially, and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. All of the portfolio securities of LA are valued using the amortized cost method.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

(B) DERIVATIVE FINANCIAL INSTRUMENTS: Certain of the Series may engage in various portfolio strategies, as described below, primarily to seek to manage its exposure to the equity, bond, gold and other markets and also to manage fluctuations in interest and foreign currency rates. Buying futures and forward foreign exchange contracts, writing puts and buying calls tend to increase a Series' exposure to the underlying market or currency. Selling futures and forward foreign exchange contracts, buying puts and writing calls tend to decrease a Series' exposure to the underlying market or currency. In some instances, investments in derivative financial instruments may involve, to varying degrees, elements of market risk and risks in excess of the amount recognized in the Statement of Assets and Liabilities. Losses may arise under these contracts due to the existence of an illiquid secondary market for the contracts, or if the counterparty does not perform under the contract. An additional primary risk associated with the use of certain of these contracts may be caused by an

--------------------------------------------------------------------------------
   Notes to Financial Statements (Unaudited) -- (Continued)

                                 THE GCG TRUST

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED) imperfect correlation between movements in the price of the derivative financial instruments and the price of the underlying securities, indices or currency.

OPTIONS: Certain Series may engage in option transactions including purchasing options on securities and securities indices ("purchased options") and writing covered call and secured put options ("written options"). Generally, purchased options are utilized to protect security holdings in a portfolio or protect against substantial increases in market prices in securities to be acquired in the future. MM invests in purchased options on security indices in accordance with its long term investment objectives to obtain equity market performance. Certain Series may use written options to generate additional income, protect partially against declines in the value of portfolio securities or facilitate a Series' ability to purchase a security at a price lower than the security's current market price. Option transactions may be engaged in on exchanges and on over-the-counter markets. When a Series writes an option, an amount equal to the premium received by the Series is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market on a daily basis to reflect the current value of the option written. When a security is sold through an exercise of an option, the related premium received (or paid) is deducted from (or added to) the basis of the security sold. When an option expires (or the Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premiums received or paid. Realized and unrealized gains and losses arising from purchased option transactions are included in the net realized and unrealized gain/(loss) on securities.

The option activity for VE for the six months ended June 30, 1998 was as follows:

                                                                NUMBER OF
                                                                CONTRACTS    PREMIUMS
                                                                ---------    --------
Options outstanding at December 31, 1997....................        150      $ 26,398
Options written during the period...........................      1,433       416,928
Options expired during the period...........................      1,058       249,894
Options closed during the period............................        525       193,432
                                                                  -----      --------
Options outstanding at June 30, 1998........................         --            --
                                                                  =====      ========

The option activity for HA for the six months ended June 30, 1998 was as follows:

                                                                NUMBER OF
                                                                CONTRACTS    PREMIUMS
                                                                ---------    --------
Options outstanding at December 31, 1997....................         --            --
Options written during the period...........................         98      $ 28,943
Options expired during the period...........................         98        28,943
Options closed during the period............................         --            --
                                                                  -----      --------
Options outstanding at June 30, 1998........................         --            --
                                                                  =====      ========

FUTURES CONTRACTS: Certain Series may engage in various futures contracts including interest rate and stock index futures contracts. The transactions in futures contracts must constitute bona fide hedging or other strategies under regulations promulgated by the Commodities Futures Trading Commission. Upon entering into a contract, the Series deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. During the six months ended June 30, 1998, all futures transactions were conducted on U.S. exchanges. Contracts open, if any, at June 30, 1998 are included in the portfolio of investments and their related realized and unrealized gains and losses are included in the net realized and unrealized gain/(loss) on futures contracts.

FORWARD FOREIGN EXCHANGE CONTRACTS: Certain of the Series may enter into forward foreign exchange contracts. A Series will engage in forward foreign exchange currency transactions to protect itself against fluctuations in currency exchange rates. Forward foreign exchange contracts are valued at the applicable forward rate and are marked to market daily. The change in market value is recorded by the Series as an unrealized gain or loss. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Contracts open, if any, at June 30,

--------------------------------------------------------------------------------
   Notes to Financial Statements (Unaudited) -- (Continued)

                                 THE GCG TRUST

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)
1998 and their related unrealized appreciation/(depreciation) are set forth in the Schedule of Forward Foreign Exchange Contracts which accompanies the Portfolio of Investments. Realized and unrealized gains and losses arising from forward foreign exchange contracts are included in net realized and unrealized gain/(loss) on forward foreign exchange contracts.

SECURITIES SOLD SHORT: AG is engaged in selling securities short, which obligates the Series to replace a security borrowed by purchasing the same security at the current market value. The Series would incur a loss if the price of the security increases between the date of the short sale and the date on which the Series replaces the borrowed security. The Series would realize a gain if the price of the security declines between those dates.

(C) FOREIGN CURRENCY: Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar as of the close of business immediately preceding the time of valuation. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at the rate of exchange prevailing when accrued.

The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain/(loss) from securities.

Reported net realized gains or losses on foreign currency transactions arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Series' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation/(depreciation) on other assets and liabilities denominated in foreign currencies arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.

(D) REPURCHASE AGREEMENTS: All Series may enter into repurchase agreements in accordance with guidelines approved by the Board of Trustees of the Trust. Each Series bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Series is delayed or prevented from exercising its rights to dispose of the underlying securities received as collateral including the risk of a possible decline in the value of the underlying securities during the period while the Series seeks to exercise its rights. Each Series takes possession of the collateral and reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Series enters into repurchase agreements to evaluate potential risks. The market value of the underlying securities received as collateral must be at least equal to the total amount of the repurchase obligation. In the event of counterparty default, the Series has the right to use the underlying securities to offset the loss.

(E) FEDERAL INCOME TAXES: Each Series of the Trust is a separate entity for Federal income tax purposes. No provision for Federal income taxes has been made since each Series of the Trust has complied and intends to continue to comply with provisions of subchapter M of the Internal Revenue Code of 1986, as amended, available to regulated investment companies and to distribute its taxable income to shareholders sufficient to relieve it from all or substantially all Federal income taxes.

(F) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are recorded on trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are reported as income when the Series identifies the dividend. Interest income (including amortization of premium and discount on securities) and expenses are accrued daily. Realized gains and losses from investment transactions are recorded on an identified cost basis which is the same basis the Trust uses for Federal income tax purposes. Purchases of securities under agreements to resell are carried at cost, and the related accrued interest is included in interest receivable.

(G) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Net investment income of LA is declared as a dividend daily and paid monthly. For all other Series, net investment income will be paid annually, except that LMB may declare a dividend monthly or quarterly. Any net realized long-term capital gains (the excess of net long-term capital gains over net short-term capital losses) for any Series will be declared and paid at least once annually. Net realized short-term capital gains may be declared and paid more frequently. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from net investment income and net realized gains recorded by the Trust. These differences are primarily due to differing treatments of income

--------------------------------------------------------------------------------
   Notes to Financial Statements (Unaudited) -- (Continued)

                                 THE GCG TRUST

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED) and gains on various investment securities held by the Series, timing differences and differing characterization of distributions made by each Series as a whole.

2.  FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Directed Services, Inc. (the "Manager"), a wholly owned subsidiary of ING, provides all of the Series with advisory and administrative services under a Management Agreement (the "Agreement"), for which the Manager is compensated under a different arrangement. Under the Agreement, the Manager has overall responsibility for engaging Portfolio Managers and for monitoring and evaluating the management of the assets of each Series by the Portfolio Managers. Portfolio Managers are compensated by the Manager and not the Trust. In some cases, Portfolio Managers may be affiliated with the Manager. Portfolio Managers have full investment discretion and make all determinations with respect to the investment of a Series' assets and the purchase and sale of portfolio securities and other investments. Pursuant to this Agreement, the Manager also is responsible for providing or procuring, at the Manager's expense, the services reasonably necessary for the ordinary operation of the Trust including, among other things, custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing and ordinary legal services. The Manager does not bear the expense of brokerage fees, taxes, interest, fees and expenses of the independent trustees, and extraordinary expenses, such as litigation or indemnification expenses. As compensation for its services under the Management Agreement, the Trust pays the Manager a monthly fee (a "Unified Fee") based on the following annual rates of the average daily net assets of the Series:

SERIES                                                FEE (based on combined assets of the
                                                      indicated groups of Series)
Small Cap Series, All-Growth Series, Capital          1.00% on the first $750 million in combined assets of
Appreciation Series, Value Equity Series, Rising      these Series;
Dividends Series, Strategic Equity Series, Hard       0.95% on the next $1.250 billion;
Assets Series, Real Estate Series, Multiple           0.90% on the next $1.5 billion; and
Allocation Series and Fully Managed Series            0.85% on the amount over $3.5 billion

Limited Maturity Bond Series and                      0.60% on the first $200 million in combined assets
Liquid Asset Series                                   of these Series;
                                                      0.55% on the next $300 million; and
                                                      0.50% on the amount over $500 million

Growth Opportunities Series                           1.10% on the first $250 million;
                                                      1.05% on the next $400 million;
                                                      1.00% on the next $450 million; and
                                                      0.95% on the amount in excess of $1.1 billion

Emerging Markets Series and Developing World          1.75%
Series

Market Manager Series                                 1.00%

Managed Global Series                                 1.25% on the first $500 million and 1.05% on the amount
                                                      over $500 million

--------------------------------------------------------------------------------
   Notes to Financial Statements (Unaudited) -- (Continued)

                                 THE GCG TRUST

2.  FEES AND OTHER TRANSACTIONS WITH AFFILIATES--(CONTINUED)
The Manager and the Trust have entered into Portfolio Management Agreements with the Portfolio Managers. These Portfolio Managers provide investment advice for the various Series and are paid by the Manager based on the average net assets of the respective Series. The Portfolio Managers of each of the Series are as follows:

SERIES                                                PORTFOLIO MANAGER

Small Cap Series                                      Fred Alger Management, Inc.
All-Growth Series                                     Pilgrim Baxter & Associates, Ltd.
Capital Appreciation Series                           INVESCO (NY) Inc.
Value Equity Series                                   Eagle Asset Management, Inc.
Rising Dividends Series                               Kayne, Anderson Investment Management, LLC
Strategic Equity Series                               Zweig Advisors Inc.
Growth Opportunities Series                           Montgomery Asset Management, LLC
Managed Global Series                                 Putnam Investment Management, Inc.
Emerging Markets Series                               Putnam Investment Management, Inc.
Developing World Series                               Montgomery Asset Management, LLC
Hard Assets Series                                    Van Eck Associates Corporation
Real Estate Series                                    EII Realty Securities, Inc.
Market Manager Series                                 ING Investment Management, LLC
Multiple Allocation Series                            Zweig Advisors Inc.
Fully Managed Series                                  T. Rowe Price Associates, Inc.
Limited Maturity Bond Series                          ING Investment Management, LLC
Liquid Asset Series                                   ING Investment Management, LLC

During the six months ended June 30, 1998, SC, VE, SE, HA and MA, in the ordinary course of business, paid commissions of $121,483, $5,508, $17, $1,884, and $21,094, respectively, to certain affiliates of the respective Portfolio Manager and/or the Manager in connection with the execution of various portfolio transactions.

The custodian for the Trust is Bankers Trust Company. The custodian is paid by the Manager and not the Trust.

Certain officers and trustees of the Trust are also officers and/or directors of the Manager, Golden American and Equitable of Iowa Companies.

3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding U.S. Government and short-term investments, for the six months ended June 30, 1998 were as follows:

                                                                 PURCHASES         SALES
                                                                ------------    -----------
Small Cap Series............................................    $ 71,441,426    $47,015,094
All-Growth Series...........................................      60,707,962     60,612,672
Capital Appreciation Series.................................      92,491,735     56,430,158
Value Equity Series.........................................      82,533,517     49,078,127
Rising Dividends Series.....................................     134,367,155      7,242,731
Strategic Equity Series.....................................      41,910,326     37,345,358
Growth Opportunities Series.................................       8,451,572        592,945
Managed Global Series.......................................      94,331,599     93,517,678
Emerging Markets Series.....................................      17,026,876     19,279,198
Developing World Series.....................................       7,331,116      1,604,057
Hard Assets Series..........................................      30,804,268     34,576,908
Real Estate Series..........................................      27,793,063     13,773,294
Market Manager Series.......................................              --         17,423
Multiple Allocation Series..................................      39,619,988     70,551,194
Fully Managed Series........................................      60,128,926     41,891,915
Limited Maturity Bond Series................................       3,499,559             --

--------------------------------------------------------------------------------
   Notes to Financial Statements (Unaudited) -- (Continued)

                                 THE GCG TRUST

3. PURCHASES AND SALES OF SECURITIES--(CONTINUED)

The aggregate cost of purchases and proceeds from sales of long-term U.S. Government Securities, excluding short-term investments, for the six months ended June 30, 1998 were as follows:

                                                                 PURCHASES         SALES
                                                                ------------    -----------
Market Manager Series.......................................    $         --    $   110,072
Multiple Allocation Series..................................      25,190,156     32,608,844
Fully Managed Series........................................       5,971,734        350,000
Limited Maturity Bond Series................................       7,985,313        163,250

At June 30, 1998, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were as follows:

                                                                                                 NET TAX
                                                               TAX BASIS       TAX BASIS          BASIS
                                                                 GROSS           GROSS          UNREALIZED
                                                               UNREALIZED      UNREALIZED     APPRECIATION/
                                                              APPRECIATION    DEPRECIATION    (DEPRECIATION)
                                                              ------------    ------------    --------------
Small Cap Series..........................................    $ 21,382,805     $1,186,867      $ 20,195,938
All-Growth Series.........................................      13,602,306      3,415,322        10,186,984
Capital Appreciation Series...............................      55,689,929      3,597,994        52,091,935
Value Equity Series.......................................       9,678,947      6,476,481         3,202,466
Rising Dividends Series...................................     105,264,435      2,364,212       102,900,223
Strategic Equity Series...................................       8,105,720      1,186,188         6,919,532
Growth Opportunities Series...............................         450,214        404,892            45,322
Managed Global Series.....................................      23,684,346      2,473,053        21,211,293
Emerging Markets Series...................................       1,907,128      8,249,735        (6,342,607)
Developing World Series...................................         186,365      1,235,193        (1,048,828)
Hard Assets Series........................................       1,737,945      5,675,695        (3,937,750)
Real Estate Series........................................       9,733,897      1,856,619         7,877,278
Market Manager Series.....................................       3,547,830             --         3,547,830
Multiple Allocation Series................................      23,639,026      4,147,620        19,491,406
Fully Managed Series......................................      27,592,761      5,223,661        22,369,100
Limited Maturity Bond Series..............................         776,772         64,474           712,298

4. RESTRICTED AND ILLIQUID SECURITIES

Certain Series of the Trust may hold securities purchased in private placement transactions, without registration under the Securities Act of 1933 (the "Act") and securities which are deemed illiquid because of low trading volumes or other factors. These restricted and illiquid securities (which do not include securities eligible for resale pursuant to Rule 144A of the Act and 4(2) commercial paper that are determined to be liquid under procedures adopted by the Board of Trustees) are valued under methods approved by the Board of Trustees as reflecting fair value which includes obtaining quotes from independent sources if available. The dates of acquisition and costs of restricted and illiquid securities held at June 30, 1998 are as follows:

MANAGED GLOBAL SERIES:

                                                                            ACQUISITION
                          SECURITY                                COST         DATE
                          --------                              --------    -----------
AMP Limited 144A............................................    $319,699    06/15/1998
Brazil Realty 144A GDR......................................      68,813    03/20/1997
CIA Energetica Minas Geras Cemig ADR 144A...................     138,875    03/18/1997
Mol Magyar Olaj Es Gazipari 144A GDR........................      24,000    05/07/1997
Pick Szeged Rt. GDR 144A....................................      37,340    05/04/1998
Indian Hotels Ltd. GDR 144A.................................      29,413    07/31/1997
Mahanagar Telephone Nigam 144A GDR..........................      40,733    12/03/1997
Takefuji Corporation 144A Deal STK..........................     368,567    03/18/1998
Benpres Holdings Corporation 144A GDR.......................      39,270    08/15/1997
Cosmos Bottling Company 144A................................      19,667    03/02/1998

--------------------------------------------------------------------------------
   Notes to Financial Statements (Unaudited) -- (Continued)

                                 THE GCG TRUST

4. RESTRICTED AND ILLIQUID SECURITIES -- (CONTINUED)

Total restricted and/or illiquid securities (fair value of $978,764) represented 0.8% of net assets of MG at June 30, 1998.

On June 30, 1998, and on the dates of acquisition, there were no market quotations available for unrestricted securities of the same class.

EMERGING MARKETS SERIES:

                                                                            ACQUISITION
                          SECURITY                                COST         DATE
                          --------                              --------    -----------
Brazil Realty 144A GDR......................................    $240,300    03/20/1997
Cemig 144A ADS..............................................     743,038    03/14/1997
Mesbla S A Pfd..............................................     416,450    02/07/1994
Ceske Radiokomunikace GDR 144A..............................     230,253    06/12/1998
Mol Magyar Olaj Es Gazipari 144A GDR........................     318,000    05/13/1996
Pick Szeged Rt. GDR 144A....................................     407,324    12/09/1997
Gujarat Ambuja Cement 144A..................................     244,335    03/14/1997
Indian Hotels Ltd. GDR 144A.................................     195,700    12/16/1997
Mahanagar Tel Nigam 144A....................................     342,992    12/03/1997
Mahindra & Mahindra GLR 144A................................     158,325    04/09/1996
Grupo Accion 144A ADR.......................................     306,213    06/19/1997
Benpres Holdings Corp. 144A GDR.............................     235,620    05/08/1995
Cosmos Bottling Company 144A................................     124,121    03/02/1998
Kredyt Bank GDR 144A........................................     167,440    12/11/1997
Bangkok Bank Public Company Ltd. 144A.......................     116,459    04/24/1998
PTT Exploration and Production Public Company, Ltd. 144A....     113,178    06/09/1998
Thai Farmers Bank Public Company 144A.......................     165,572    03/26/1998
Sabanci Holdings 144A.......................................     211,185    06/30/1997

Total restricted and/or illiquid securities (fair value of $3,591,217) represented 11.4% of net assets of EM at June 30, 1998.

On June 30, 1998, and on the dates of acquisition, there were no market quotations available for unrestricted securities of the same class.

FULLY MANAGED SERIES:

                                                                              ACQUISITION
                          SECURITY                                 COST          DATE
                          --------                              ----------    -----------
Kemper Corporation, Series E, Conv. Pfd. Stock, 144A........    $1,946,734    02/06/1995
Exide Corporation, Conv. Bond, 144A,
  2.900% due 12/15/2005.....................................       240,348    04/03/1998
Thomas Nelson Conv. Bond, 144A,
  5.75% due 11/30/1999......................................       402,735    12/15/1997
Homestake Mining Company, Conv. Bond, 144A,
  5.500% due 6/23/2000......................................     1,959,857    02/16/1995
Interpublic Group, Conv. Bond, 144A,
  1.800%, due 09/16/2004....................................       212,750    02/03/1998
Roche Holdings Inc., 144A
  Conv. Bond due 05/06/2012.................................     2,055,240    04/29/1997
Union Pacific Capital Trust,
  Conv. Pfd. Stock, 144A....................................       971,875    03/27/1998

Total restricted and/or illiquid securities (fair value of $8,140,787) represented 3.8% of net assets of FM at June 30, 1998.

On June 30, 1998, and on the dates of acquisition, there were no market quotations available for unrestricted securities of the same class.

--------------------------------------------------------------------------------
   Notes to Financial Statements (Unaudited) -- (Continued)

                                 THE GCG TRUST

5. CAPITAL LOSS CARRYFORWARDS

For Federal income tax purposes, the Series' indicated below have capital loss carryforwards as of December 31, 1997 which are available to offset future capital gains, if any:

                                   LOSSES DEFERRED    LOSSES DEFERRED    LOSSES DEFERRED    LOSSES DEFERRED    LOSSES DEFERRED
             SERIES                EXPIRING IN 2001   EXPIRING IN 2002   EXPIRING IN 2003   EXPIRING IN 2004   EXPIRING IN 2005
             ------                ----------------   ----------------   ----------------   ----------------   ----------------
Small Cap Series.................          --                --                     --         $1,707,414         $2,463,267
Emerging Markets Series..........          --                --             $8,462,512                 --                 --
Limited Maturity Bond Series.....          --                --                     --         $  339,928                 --
Liquid Asset Series..............        $172               $15                     --         $    1,432         $      816

6. SUBSEQUENT EVENT

On August 14, 1998, the consolidation of the Equi-Select Series ("ESS") Trust into the GCG Trust took place at no cost to contract holders. The separate accounts investing in the ESS Trust Portfolios substituted shares of similar GCG Trust Series for shares of the ESS Trust Portfolios as follows:

           ESS TRUST PORTFOLIO REPLACED                           GCG SUBSTITUTED SERIES
           ----------------------------                           ----------------------
Growth & Income Portfolio                           Growth & Income Series
Research Portfolio                                  Research Series
Total Return Portfolio                              Total Return Series
Value + Growth Portfolio                            Value + Growth Series
International Fixed Income Portfolio                Global Fixed Income Series
OTC Portfolio                                       Mid-Cap Growth Series
Money Market Portfolio                              Liquid Asset Series
Mortgage-Backed Securities Portfolio                Limited Maturity Bond Series
Advantage Portfolio                                 Limited Maturity Bond Series

As of August 14, 1998, the Portfolios of the ESS Trust are no longer available as investment options.

SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

At a Special Meeting of Shareholders of the Capital Appreciation Series of the Trust held on April 28, 1998, the following actions were taken:

(1) The new Portfolio Management agreement between the Trust, DSI and Invesco
(NY), Inc. was approved by the shareholders of the series as follows:

                      AGAINST OR
   FOR                 WITHHELD             ABSTAINED              TOTAL
   ---                ----------            ---------              -----
10,543,941             171,225               695,135             11,410,301

                                 THE GCG TRUST

                            ------------------------

                        TRUSTEES AND EXECUTIVE OFFICERS
              Frederick S. Hubbell, Chair, Trustee and President*
                           J. Michael Earley, Trustee
                         R. Barbara Gitenstein, Trustee
                           Keith T. Glover, Trustee*
                           Robert A. Grayson, Trustee
                          Elizabeth J. Newell, Trustee
                          Stanley B. Seidler, Trustee
                           Robert B. Vincent, Trustee
                        Barnett Chernow, Vice President
                         Mary Bea Wilkinson, Treasurer
                          Myles R. Tashman, Secretary

                              *Interested Trustee

                            ------------------------

                Sutherland, Asbill & Brennan LLP, Legal Counsel
                        Directed Services, Inc., Manager
                    Ernst & Young, LLP, Independent Auditors

Golden American Life Insurance Company
1001 Jefferson Street

Wilmington, DE 19801


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